  PROSPECTUS

  MINNESOTA MUTUAL VARIABLE
     UNIVERSAL LIFE ACCOUNT



                                     LOGO



Variable Universal Life Insurance Policy

This prospectus describes Variable Universal Life Insurance Policies issued by The Minnesota Mutual Life Insurance Company ("Minnesota Mutual") which are designed for use in group-sponsored insurance programs. In circumstances where a group contract is issued, certificates setting forth or summarizing the rights of the owners and/or insureds will be issued under the group contract. Individual policies can also be issued in connection with group-sponsored insurance programs in circumstances where a group contract is not issued. The terms of the certificate issued under a group contract and the individual policy are substantially the same and are collectively referred to in this prospectus as "policy" or "policies." If rights of an owner of an individual policy differ from those of an owner of a certificate issued under a group contract, those rights will be disclosed separately.

The policies are designed to provide life insurance protection and at the same time provide flexibility to vary premium payments under the policies. This flexibility allows the owner to provide for changing insurance needs under a single insurance policy. An owner also has the opportunity to allocate net premiums among several investment portfolios with different investment objectives.

The policy provides for (1) a net cash value that can be obtained by surrendering the policy; (2) policy loans; and (3) a death benefit payable at the insured's death. As long as a policy remains in force and there are no outstanding policy loans, the death benefit payable on the insured's death will not be less than the current face amount of the policy. The insurance under a policy will remain in force so long as its net cash value is sufficient to pay certain monthly charges imposed in connection with the policy. All charges assessed under the policy are fully described under the heading "Charges" on page 25 of this prospectus. The policy also contains a cancellation right which is fully described under the heading "Free Look" on page 24 of this prospectus.

The owner may allocate net premiums to one or more of the sub-accounts of a separate account of Minnesota Mutual called the Variable Universal Life Account (herein "separate account"). Net premiums may also be allocated to a guaranteed account of Minnesota Mutual. To the extent of the investment of a policy in the separate account, the account value will vary with the investment experience of the sub-accounts of the separate account. There is no guaranteed minimum value associated with the separate account and its sub-accounts.

The separate account, through its sub-accounts, invests its assets in shares of Advantus Series Fund, Inc., Fidelity's Variable Insurance Products Fund, and Fidelity's Variable Insurance Products Fund II (the "Funds"). The Advantus Series Fund, Inc. has sixteen Portfolios which are available to policy owners for the allocation of premiums or for transfers. They are: the Growth Portfolio, the Bond Portfolio, the Money Market Portfolio, the Asset Allocation Portfolio, the Mortgage Securities Portfolio, the Index 500 Portfolio, the Capital Appreciation Portfolio, the International Stock Portfolio, the Small Company Portfolio, the Maturing

Government Bond Portfolio with a target maturity of 2010, the Value Stock Portfolio, the Small Company Value Portfolio, the Global Bond Portfolio, the Index 400 Mid-Cap Portfolio, the Macro-Cap Value Portfolio, and the Micro-Cap Growth Portfolio. Although the Maturing Government Bond Portfolio with a target maturity of 2002 is included in this prospectus, it is not available for premium allocations or transfers effective May 1, 1997.

Fidelity's Variable Insurance Products Fund has two Portfolios which are available to the Variable Universal Life Account. They are the High Income Portfolio and the Equity-Income Portfolio. Fidelity's Variable Insurance Products Fund II has one Portfolio which is available to the Variable Universal Life Account. It is the Contrafund Portfolio. There is no guaranteed minimum value associated with the separate account and its sub-accounts.

It may not be advantageous to purchase a policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if the purchaser already owns another flexible premium variable life insurance policy.

THIS PROSPECTUS IS NOT VALID UNLESS ATTACHED TO A CURRENT PROSPECTUS OF ADVANTUS SERIES FUND, INC., AND UNLESS ATTACHED TO A CURRENT PROSPECTUS FOR FIDELITY'S VARIABLE INSURANCE PRODUCTS FUNDS. THIS PROSPECTUS SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Minnesota Mutual Life Insurance Company
400 Robert Street North
St. Paul, MN 55101-2098
Ph 612/665-3500; after September 1, 1998, (651) 665-3500
http://www.minnesotamutual.com

Dated: May 1, 1998

                                                TABLE OF CONTENTS

                                                                            Page
Special Terms..............................................................   2
Summary....................................................................   3
Condensed Financial Information............................................  10
General Descriptions.......................................................  12
  The Minnesota Mutual Life Insurance Company..............................  12
  Variable Universal Life Account..........................................  12
  Advantus Series Fund, Inc................................................  13
  Fidelity Variable Insurance Products Funds...............................  13
  Additions, Deletions or Substitutions....................................  14
  The Guaranteed Account...................................................  14
    General Description....................................................  15
    Guaranteed Account Value...............................................  15
Information About the Policy...............................................  15
  Applications and Policy Issue............................................  15
  Policy Premiums..........................................................  16
  Death Benefit............................................................  17
  Change in Face Amount....................................................  18
  Payment of Death Benefit Proceeds........................................  19
  Account Values...........................................................  19
  Policy Loans.............................................................  21
  Surrender and Partial Surrender..........................................  22
  Transfers................................................................  23
  Dollar Cost Averaging....................................................  24
  Free Look................................................................  24
  Conversion Right to an Individual Policy.................................  25
  Continuation of Group Coverage...........................................  25
  Charges..................................................................  25
    Premium Expense Charges................................................  25
  Account Value Charges....................................................  26
    Monthly Deduction......................................................  26
    Partial Surrender Transaction Charge...................................  27
    Transfer Charge........................................................  27
  Separate Account Charges.................................................  27
  Fund Charges.............................................................  28
  Guarantee of Certain Charges.............................................  30
  Additional Benefits......................................................  30
  General Matters Relating to the Policy...................................  31
  General Provisions of the Group Contract.................................  33
Other Matters..............................................................  34
  Federal Tax Status.......................................................  34
  Year 2000 Computer Problem...............................................  37
  Trustees and Principal Officers of Minnesota Mutual......................  38
  Voting Rights............................................................  39
  Distribution of Policies.................................................  39
  Legal Matters............................................................  40
  Legal Proceedings........................................................  40
  Experts..................................................................  40
  Registration Statement...................................................  40
Financial Statements of Minnesota Mutual Variable Universal Life Account...  41
Financial Statements of The Minnesota Mutual Life Insurance Company and
 Subsidiaries..............................................................  78
Appendix I-Illustrations of Account Values and Death Benefits.............. 102
Appendix II-Policy Loan Example............................................ 111

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             SPECIAL TERMS
As used in this prospectus, the following terms have the indicated meanings:
ACCOUNT VALUE: The sum of the separate account value, guaranteed account value and loan account value.
ATTAINED AGE: The issue age of the insured plus the number of completed policy years.
BENEFICIARY: The person(s) named in an application for insurance or by later designation to receive policy proceeds in the event of the insured's death. A beneficiary may be changed as set forth in the policy and this prospectus.
CERTIFICATE: A document issued to the owner of a policy issued under a group contract setting forth or summarizing the owner's rights and benefits.
CODE: The Internal Revenue Code of 1986, as amended.
CONTRACTHOLDER: The entity that is issued a group contract.
ELIGIBLE MEMBER: A member of the group seeking insurance who meets the requirements stated on the specification pages of the group contract or policy to be an owner and/or insured of a policy under the group-sponsored program. FACE AMOUNT: The minimum amount of death benefit proceeds paid upon the death of the insured, so long as the policy remains in force and there are no outstanding policy loans. The face amount is shown on the specifications page attached to the policy.
FUNDS: The mutual fund or separate investment portfolio within a series mutual fund which we have designated as an eligible investment for the Variable Universal Life Account, currently, Advantus Series Fund, Inc. and its Portfolios, Fidelity's Variable Insurance Products Fund and its Portfolios, and Fidelity's Variable Insurance Products Fund II and its Portfolio.
GENERAL ACCOUNT: All of our assets other than those in the Variable Universal Life Account or in other separate accounts established by us.
GROUP CONTRACT: A Variable Universal Life Insurance Policy issued to the contractholder.
GROUP SPONSOR: The employer, association or organization that is sponsoring a program of insurance for the group members.
GUARANTEED ACCOUNT: Assets other than the loan account value that are attributable to a policy and held in our general account.
GUARANTEED ACCOUNT VALUE: The sum of all net premiums and transfers allocated to the guaranteed account and interest and dividends declared thereon, minus amounts transferred to the separate account or removed in connection with a partial surrender or policy loan and minus charges assessed against the guaranteed account value.
INDIVIDUAL INSURANCE: Insurance provided under a group contract or under an individual policy issued in connection with a group-sponsored insurance program on a group member or a member's spouse.
INSURED: The person whose life is covered by life insurance under a policy. This term may include a group member and a member's spouse.
ISSUE AGE: The insured's age at his or her last birthday as of the issue date. ISSUE DATE: The effective date of an insured's coverage under a policy.
LOAN ACCOUNT: The portion of the general account attributable to policy loans under policies of this type.
LOAN ACCOUNT VALUE: Assets held in our general account as collateral for outstanding policy loans under a policy, together with accrued interest. MATURITY DATE: The 95th birthday of the insured or a later birthday which is established for policies issued under the group-sponsored insurance program.
MEMBER: An individual belonging to the group seeking insurance.
MONTHLY ANNIVERSARY: The first day of each calendar month on, or following, the issue date.
NET CASH VALUE: The account value of a policy less any outstanding policy loans and accrued policy loan interest charged and less any charges due. It is the amount an owner may obtain through surrender of the policy.

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                                                           SUMMARY
OWNER: The owner of a policy, as designated in the application or as subsequently changed. An owner may be changed as set forth in the policy and this prospectus.
POLICY: Either the certificate or the individual policy offered by us and described in this prospectus.
POLICY ANNIVERSARY: The same day and month in each succeeding year as the policy date, or the same day and month in each succeeding year as the date agreed to between the contractholder and us. The policy anniversary is shown on the specifications page attached to the policy.
POLICY DATE: The first day of the calendar month on, or following, the issue date. This is the date from which policy years and policy months are measured. POLICY MONTH: A calendar month.
POLICY YEAR: A period of one year measured from the policy date and from each successive policy anniversary.
SEPARATE ACCOUNT: The Minnesota Mutual Variable Universal Life Account, a separate investment account with twenty-three "sub-accounts" (each investing in a different Portfolio of the Funds), the investment experience of each of which is separate from that of our general account and our other assets.
SEPARATE ACCOUNT VALUE: The sum of all sub-account values.
SERIES FUND: The Advantus Series Fund, Inc., a mutual fund of the series type which is an investment alternative for the Variable Universal Life Account. SUB-ACCOUNT VALUE: The number of units of a sub-account credited to a policy times the current unit value for that sub-account.
UNIT: An accounting device used to determine the interest of a policy in a sub-account of the Variable Universal Life Account.
VALUATION DATE: Each date on which a Fund Portfolio is valued.
VALUATION PERIOD: The period between successive valuation dates measured from the time of one determination to the next.
VIP: Fidelity's Variable Insurance Products Fund, a mutual fund of the series type which is an investment alternative of the Variable Universal Life Account. VIP II: Fidelity's Variable Insurance Products Fund II, a mutual fund of the series type which is an investment alternative of the Variable Universal Life Account.
WE, OUR, US: The Minnesota Mutual Life Insurance Company.
  The following summary is designed to answer certain general questions concerning the policy and to give a brief overview of the more significant policy features. This summary is not comprehensive and is qualified in its entirety by the more specific information contained elsewhere in this prospectus. Definitions of unfamiliar terms are provided on the preceding pages under the heading "Special Terms".

WHAT IS A UNIVERSAL LIFE INSURANCE POLICY?
  A universal life insurance policy is an adjustable benefit life insurance policy which allows for the accumulation of cash values while the policy's life insurance coverage remains in force and which permits the flexible payment of premiums. An adjustable benefit policy has a stated face amount of insurance payable in the event of the death of the insured, which is supported by the deduction of specified monthly charges from the cash values. However, this amount of insurance may be increased or decreased by the owner of the policy, without the necessity of issuing a new policy for that owner. There are limitations to these changes and we may require evidence of insurability before requested increases go into effect. In addition, the coverage for an insured is provided without specifying the frequency and amount of each premium payment (as is the practice for scheduled premium life insurance policies). The time and amount of the payment of premium may be determined by the owner and the life insurance coverage will remain in force for an insured so long as monthly charges may be deducted from the existing balance in the policy's net cash

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values. Subject to restrictions described herein, an owner may also make payments in excess of that minimum amount required to keep a policy in force. If cash values are insufficient for the payment of the required monthly charges, then a premium payment is required or the life insurance coverage provided to the owner by the policy will lapse.
  A universal life insurance policy is intended for the use of persons who wish to combine both life insurance and the accumulation of cash values. Such a policy may be inappropriate for individuals seeking life insurance protection which is the equivalent of term-type coverage.

WHAT MAKES THE POLICY "VARIABLE"?
  The policy is termed "variable" because unlike a universal life policy which provides for the accumulation of policy values at fixed rates determined by the insurance company, variable universal life insurance policy values may be invested in a separate account of ours called the Minnesota Mutual Variable Universal Life Account ("separate account"), the sub-accounts of which invest in corresponding Portfolios of the Funds. Thus, the owner's account value, to the extent invested in the sub-account of the separate account, will vary with the positive or negative investment experience of the corresponding Portfolios of the Funds.
  The account values of the policies, to the extent invested in sub-accounts of the separate account, have no guaranteed minimum account value. Therefore, the owner bears the risk that adverse investment performance may depreciate the owner's investment in the policy. At the same time, the policy offers the owner the opportunity to have the account value appreciate more rapidly than it would under comparable fixed benefit policies by virtue of favorable investment performance. In addition, under some policies, the death benefit will also increase and decrease (but not below the guaranteed amount) with investment experience.
  Owners seeking the traditional insurance protections of a guaranteed account value may allocate net premiums to the policy's guaranteed account option which provides for guaranteed accumulation at a fixed rate of interest. Additional information on this option may be found under the heading "The Guaranteed Account."

WHAT VARIABLE INVESTMENT OPTIONS ARE AVAILABLE?
  The separate account currently invests in twenty Portfolios of the Funds. Not all of the Portfolios of the Funds may be made available for investment by the separate account. Although the Maturing Government Bond Portfolio with a maturity of 2002 is included in this prospectus, it is not available for premium allocations or transfers effective May 1, 1997. These Portfolios offer owners the opportunity to invest in stocks, bonds, mortgage securities and money market instruments. Owners who wish to actively manage the investment of their account values may direct their funds to the Growth, Bond, Money Market, Asset Allocation, Mortgage Securities, Index 500, Capital Appreciation, International Stock, Small Company, Maturing Government Bond--2010, Value Stock, Small Company Value, Global Bond, Index 400 Mid-Cap, Macro-Cap Value and Micro-Cap Growth Portfolios of the Series Fund, the High Income and Equity-Income Portfolios of VIP, and the Contrafund Portfolio of VIP II. The Asset Allocation Portfolio of the Series Fund offers owners the opportunity to have the Series Fund's investment adviser make all decisions concerning the percentages of assets that should be invested in different types of securities at any given time.
  The investment objectives and certain policies of the Portfolios of the Series Fund are as follows:
   The GROWTH PORTFOLIO seeks the long-term accumulation of capital. Current income, while a factor in Portfolio selection, is a secondary objective. The Growth Portfolio will invest primarily in common stocks and other equity securities. Common stocks are more volatile than debt securities and involve greater investment risk.
   The BOND PORTFOLIO seeks as high a level of long-term total rate of return as is consistent with prudent investment risk. A secondary objective is to seek preservation of capital. The Bond Portfolio will invest primarily in long-term, fixed-income, high-quality debt instruments. The value of debt securities will tend to rise and fall inversely with the rise and fall of interest rates.
   The MONEY MARKET PORTFOLIO seeks maximum current income to the extent consistent with liquidity and the

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 preservation of capital. The Money Market Portfolio will invest in money market instruments and other debt securities with maturities not exceeding one year. The return produced by these securities will reflect fluctuations in short-term interest rates.
   The ASSET ALLOCATION PORTFOLIO seeks as high a level of long-term total rate of return as is consistent with prudent investment risk. The Asset Allocation Portfolio will invest in common stocks and other equity securities, bonds and money market instruments. The Asset Allocation Portfolio involves the risks inherent in stocks and debt securities of varying maturities and the risk that the Portfolio may invest too much or too little of its assets in each type of security at any particular time.
   The MORTGAGE SECURITIES PORTFOLIO seeks a high level of current income consistent with prudent investment risk. In pursuit of this objective the Mortgage Securities Portfolio will follow a policy of investment primarily in mortgage-related securities. Prices of mortgage-related securities will tend to rise and fall inversely with the rise and fall of the general level of interest rates.
   The INDEX 500 PORTFOLIO seeks investment results that correspond generally to the price and yield performance of the common stocks included in the Standard & Poor's Corporation 500 Composite Stock Price Index (the "Index"). It is designed to provide an economical and convenient means of maintaining a broad position in the equity market as part of an overall investment strategy. All common stocks, including those in the Index, involve greater investment risk than debt securities. The fact that a stock has been included in the Index affords no assurance against declines in the price or yield performance of that stock.
   The CAPITAL APPRECIATION PORTFOLIO seeks growth of capital. The Portfolio will invest principally in equity securities (common stocks, securities convertible into common stocks or rights or warrants to subscribe for or purchase common stocks). Investments will be made based upon their potential for capital appreciation. Therefore, current income will be incidental to the objective of capital growth. Because of the market risks inherent in any equity investment, the selection of securities on the basis of their appreciation possibilities cannot ensure against possible loss in value.
   The INTERNATIONAL STOCK PORTFOLIO seeks long-term capital growth. In pursuit of this objective the International Stock Portfolio will follow a policy of investing in stocks issued by companies, large and small, and debt obligations of companies and governments outside the United States. Current income will be incidental to the objective of capital growth. The Portfolio is designed for persons seeking international diversification. Investors should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.
   The SMALL COMPANY PORTFOLIO seeks long-term accumulation of capital. In pursuit of this objective, the Small Company Portfolio will follow a policy of investing primarily in common and preferred stocks issued by small companies, defined in terms of either market capitalization or gross revenues. Investments in small companies usually involve greater investment risks than fixed income securities or corporate equity securities generally. Small companies will typically have a market capitalization of less than $1.5 billion or annual gross revenues of less than $1.5 billion.
   The MATURING GOVERNMENT BOND PORTFOLIOS seek to provide as high an investment return as is consistent with prudent investment risk for a specified period of time ending on a specified liquidation date. In pursuit of this objective, both of the Maturing Government Bond Portfolios seek to return a reasonably assured targeted dollar amount, predicable at the time of investment, on a specific target date in the future through investment in a Portfolio composed primarily of zero coupon securities. These are securities that pay no cash income and are sold at a discount from their par value at maturity. The current target dates for the maturities of these Portfolios are 2002 and 2010, respectively. Beginning on May 1, 1997, no
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 premium allocations or transfers may be made to the Maturing Government Bond
 Portfolio with a target date of maturity of 2002. On maturity the Portfolio will be converted to cash and reinvested at the direction of the contractholder. In the absence of instructions, liquidation proceeds will be allocated to the Money Market Portfolio.
   The VALUE STOCK PORTFOLIO seeks the long-term accumulation of capital. The production of income through the holding of dividend paying stocks will be a secondary objective of the Portfolio. The Value Stock Portfolio will invest primarily in equity securities of companies which, in the opinion of the Portfolio's investment adviser, have market values which appear low relative to their underlying value or future earnings and growth potential.
   The SMALL COMPANY VALUE PORTFOLIO seeks the long-term accumulation of capital. The Portfolio will follow a policy of investing primarily in the equity securities of small companies, defined in terms of market capitalization and which appear to have market values which are low relative to their underlying value or future earnings and growth potential. Dividend income will be incidental to the investment objective for this Portfolio.
   The GLOBAL BOND PORTFOLIO seeks, as its investment objective, to maximize current income, consistent with the protection of principal. The Portfolio pursues its objective by investing primarily in debt securities issued by issuers located anywhere in the world. Prior to May 1, 1998, the Global Bond Portfolio was known as the International Bond Portfolio and pursued its objective by investing primarily in a managed portfolio of non-U.S. dollar debt securities issued by foreign governments, companies and supranational entities.
   The INDEX 400 MID-CAP PORTFOLIO seeks to provide investment results generally corresponding to the aggregate price and dividend performance of publicly traded common stocks that comprise the Standard & Poor's 400 MidCap Index. The Portfolio pursues its investment objective by investing primarily in the 400 common stocks that comprise the Index, issued by medium-sized domestic companies with market capitalizations that generally range from $200 million to $5 billion. It is designed to provide an economical and convenient means of maintaining a diversified portfolio in this equity security area as part of an over-all investment strategy. The inclusion of a stock in the Index in no way implies an opinion by Standard & Poor's as to its attractiveness as an investment, nor is it a sponsor or in any way affiliated with the Portfolio.
   The MACRO-CAP VALUE PORTFOLIO seeks to provide high total return. It pursues this objective by investing in equity securities that the sub-adviser believes, through the use of dividend discount models, to be undervalued relative to their long-term earnings power, creating a diversified portfolio of equity securities which typically will have a price/earnings ratio and a price to book ratio that reflects a value orientation. The Portfolio seeks to enhance its total return relative to that of the universe of large-sized U.S. companies.
   The MICRO-CAP GROWTH PORTFOLIO seeks long-term capital appreciation. It pursues this objective by investing primarily in equity securities of smaller companies which the sub-adviser believes are in an early stage or transitional point in their development and have demonstrated or have the potential for above average revenue growth. It will invest primarily in common stocks and stock equivalents of micro-cap companies, that is, companies with a market capitalization of less than $300 million.
  The investment objectives and certain policies of the Portfolios available under VIP are as follows:
   The VIP HIGH INCOME PORTFOLIO seeks a high level of current income by investing primarily in high yielding, lower-quality, fixed-income securities, while also considering growth of capital. Normally at least 65 percent of the Portfolio's total assets will be in these securities. The Portfolio may also invest up to 20 percent in common stocks and other equity securities consistent with the Portfolio's primary objective, or when acquired as part of a unit combining fixed-income and equity securities.
   The VIP EQUITY-INCOME PORTFOLIO seeks reasonable income by investing primarily in income-producing equity securities. Normally at least 65 percent of

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 the Portfolio's total assets are in these securities. The remainder of the
 Portfolio's assets will tend to be invested in debt obligations, many of which are expected to be convertible into common stock. The Portfolio seeks to achieve a yield that beats the Standard & Poor's Corporation 500 Composite Stock Price Index (the "Index"). The adviser of the Portfolio may also consider the potential for capital appreciation when choosing the Portfolio's investments.
  The investment objectives and certain policies of the Portfolio available under VIP II are as follows:
   The VIP II CONTRAFUND PORTFOLIO seeks capital appreciation by investing mainly in equity securities of companies that the adviser believes to be under-valued due to overly pessimistic appraisal by the public. In pursuit of the Portfolio's goal the adviser looks for companies with the following characteristics: unpopular currently, but improvement seems possible due to developments such as a change in management, product line or balance sheet improvements; recently popular, but temporarily out of favor companies due to short-term or one-time factors; or companies which are undervalued compared to other investments in the same industry. This strategy can lead to investments in domestic or foreign companies, many of which may not be well known.
  There is no assurance that any Portfolio will meet its objectives. Additional information concerning the investment objectives, policies and risks of the Portfolios can be found in the current prospectus for the Advantus Series Fund, Inc., which is attached to this prospectus, and in the Prospectus for Fidelity's Variable Insurance Products Fund and Variable Insurance Products Fund II, which is attached to this Prospectus.

HOW CAN NET PREMIUMS BE ALLOCATED?
  In the initial application for life insurance, the owner may indicate the desired allocation of net premiums among the guaranteed account and the available sub-accounts of the separate account. All future net premiums will be allocated in the same proportion until the owner sends us a written request to change the allocation. Similarly, the owner may transfer amounts from one sub-account to another by sending us a written request or by calling us.

WHAT DEATH BENEFIT OPTIONS ARE OFFERED UNDER THE POLICY?
  We offer two death benefit options under the policy. Under "Option A", a level death benefit, the death benefit is the face amount of the policy. Under "Option B", a variable death benefit, the death benefit is the face amount of the policy plus the net cash value. So long as a policy remains in force and there are no policy loans, the minimum death benefit under either option will be at least equal to the current face amount. The death benefit proceeds will be adjusted by the amount of any charges due or overpaid and any outstanding policy loans and accrued policy loan interest charged determined as of the date of death. The group sponsor will select one death benefit option of the two we offer for all policies in a single group-sponsored program. Once selected, a death benefit option under a policy shall remain unchanged.
  There is a minimum initial face amount for the policy which is stated on the specification pages of the policy. The owner may generally change the face amount, but evidence of insurability of the insured may be required for certain face amount increases.

TO WHOM DO WE PAY DEATH BENEFITS?
  Death benefit proceeds are payable to the named beneficiary when the insured under a policy dies. Benefits under the policy may be paid in a single sum or under an elected settlement option.

DOES THE OWNER HAVE ACCESS TO THE ACCOUNT VALUES?
  Yes. The net cash value, subject to the limitations in the policy, is available to the owner during the insured's lifetime. The net cash value may be used to provide retirement income, as collateral for a policy loan, to continue some amount of insurance protection without payment of premiums or to obtain cash by surrendering the policy in full or in part.
  The owner may borrow, as a policy loan, an amount up to 90 percent of the owner's account value less any loan account value. Each alternative for accessing the owner's account value may be subject to conditions described in the policy or under the heading

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"Account Values" of this prospectus and certain transactions may have tax consequences, as described under the heading "Federal Tax Status."

WHAT CHARGES ARE ASSOCIATED WITH THE POLICY?
  We assess certain charges against each premium payment and the account values under each policy and against the asset value of the separate account. These charges, which are largely designed to cover our expenses in providing insurance protection and in distributing and administering the policies are fully described under the heading "Charges" of this prospectus and the specific charges are shown on the specifications page of the policy. There are also advisory fees and expenses which are assessed against the asset value of each of the portfolios of the Funds. These fees and expenses are fully described under the heading "Fund Charges."
  PREMIUM EXPENSE CHARGES Premium expense charges vary based on the group-sponsored insurance program under which the policy is issued. Against premiums paid, we may deduct a percentage of premium for a SALES CHARGE, not to exceed 5 percent, and a percentage of premium for a PREMIUM TAX CHARGE, not to exceed 4 percent. We will also deduct a percentage of premium as a FEDERAL TAX CHARGE to recover a portion of our estimated cost for the federal income tax treatment of deferred acquisition costs. If a policy is considered an individual policy under the Omnibus Budget Reconciliation Act, as amended, ("OBRA") the charge will not exceed 1.25 percent of premium, and if a policy is considered to be a group policy under OBRA, the charge will not exceed .25 percent of premium. Additional information is provided under the heading "Premium Expense Charges."
  ACCOUNT VALUE CHARGES The charges deducted as part of the MONTHLY DEDUCTION vary based on the group-sponsored insurance program under which the policy is issued. Each month, we may deduct from a policy's account value the sum of the following applicable items: (1) an administration charge; (2) a cost of insurance charge; and (3) the cost of any additional insurance benefits provided by rider. The administration charge will never exceed $4 per month. Additional information is provided under the heading "Monthly Deduction."
  For policies under some group-sponsored insurance programs, a PARTIAL SURRENDER TRANSACTION CHARGE will be assessed against the net cash value to cover administrative processing costs. The charge will not exceed the lesser of $25 or 2 percent of the amount withdrawn.
  There is currently no TRANSFER CHARGE assessed on transfers of net cash value between the guaranteed account and the separate account or among the sub-accounts of the separate account. A charge, not to exceed $10 per transfer, may be imposed in the future.
  SEPARATE ACCOUNT CHARGES We assess a MORTALITY AND EXPENSE RISK CHARGE against the separate account assets. This charge will vary based on the group-sponsored insurance program under which the policy is issued. The annual rate will not exceed .50 percent of the average daily assets of the separate account. This annual rate is based on the actuarial risk associated with the group that the cost of insurance and other charges will be insufficient to cover the actual mortality experience and other costs in connection with the policies. Additional information is provided under the heading "Separate Account Charges."
  We reserve the right to deduct a charge against the separate account assets, or make other provisions, for any additional tax liability we may incur with respect to the separate account or the policies, to the extent that those liabilities exceed the amounts recovered through the deduction from premiums for state premium taxes and federal taxes. No such charge or provision is made at the present time.

FUND CHARGES
  Shares of the Funds are purchased for the separate account at their net asset value, which reflects ADVISORY FEES AND EXPENSES which are assessed against the net asset value of each of the Portfolios of the Funds. Advantus Capital Management, Inc. ("Advantus Capital") acts as the investment adviser to the Series Fund.
  Advantus Capital is a wholly-owned subsidiary of MIMLIC Asset Management Company ("MIMLIC Management") which, prior to May 1, 1997, served as investment adviser to the Fund. MIMLIC Management is a wholly-owned subsidiary of Minnesota Mutual. For more information about the Series Fund, see the prospectus of Advantus

Series Fund, Inc. which is attached to this prospectus.
  The Fidelity VIP Funds' High Income Portfolio, Equity-Income Portfolio and Contrafund Portfolio each has as its adviser Fidelity Management & Research Company ("FMR"), a subsidiary of FMR Corp. For more information about the VIP and the VIP II, see the prospectus of the Variable Insurance Products Funds which is attached to this prospectus.
  In addition to the investment advisory fees, other direct expenses are charged against the assets of the Funds.
  Additional information is provided under the heading "Fund Charges."

ARE THE BENEFITS UNDER A POLICY SUBJECT TO FEDERAL INCOME TAX?
  We believe that the owner's policy should qualify as a life insurance contract for federal income tax purposes. Assuming that a policy qualifies as a life insurance contract for federal income tax purposes, the benefits under policies described in this prospectus should receive the same tax treatment under the Code as benefits under traditional fixed benefit life insurance policies. Thus, death proceeds payable under variable life insurance policies should be excludable from the beneficiary's gross income for federal income tax purposes. The owner should not be in constructive receipt of the net cash values of the policy until actual distribution. Additional information is provided under the heading "Federal Tax Status."
  It should be noted, however, that under recent legislation the tax treatment described above relating to distributions is available only for policies not described as "modified endowment contracts." Policies described as modified endowment contracts are treated as life insurance with respect to the tax treatment of death proceeds and the tax-free inside buildup of yearly account value increases. However, any amounts received by the owner, such as dividends, loans and amounts received from partial or total surrender of the policy will be subject to the same tax treatment as amounts received under an annuity during the accumulation period. Annuity tax treatment includes the 10 percent additional income tax imposed on the portion of any distribution that is included in income, except where the distribution or loan is made on or after the owner attains age 59 1/2, is attributable to the owner becoming disabled, or is part of a series of substantially equal periodic payments for the life of the owner or the joint lives of the owner and beneficiary.
  A determination as to whether a policy is a modified endowment contract and subject to this special tax treatment will require an examination of the premium paid in relation to the death benefit of the policy. A policy would be a modified endowment contract if the cumulative premiums during the first seven contract years exceed the sum of the net level premiums which would be paid under a seven-pay life policy. In addition, a policy which is subject to a material change will be treated as a new policy on the date that such a material change takes effect. A determination must be made at that time to test whether such a policy meets the seven-pay standard by taking into account the previously existing account value. Additional information on this subject is provided under the heading "Federal Tax Status."

CAN THE OWNER RETURN THE POLICY?
  For a limited time after the application for the policy and its delivery, the policy may be returned for a refund of all premium payments within the terms of its "free look" or right of cancellation provision. See the heading "Free Look."

             CONDENSED FINANCIAL INFORMATION
  The financial statements of The Minnesota Mutual Life Insurance Company and Minnesota Mutual Variable Universal Life Account may be found in this prospectus.
  The table below gives per unit information about each sub-account where the mortality and expense risk charge amounts to .50 percent on an annual basis for the years ended December 31, 1997 and 1996 and the period from March 8, 1995, commencement of operations, to December 31, 1995. This information should be read in conjunction with the financial statements and related notes of Minnesota Mutual Variable Universal Life Account (where the mortality and expense risk charge amounts to .50 percent on an annual basis) included in this prospectus.

                                                             1997    1996  1995
                                                            ------- ------ -----
Growth Sub-Account:
 Unit value at beginning of period .......................  $  1.29 $ 1.10 $1.00
 Unit value at end of
  period .................................................  $  1.71 $ 1.29 $1.10
 Number of units outstanding at end of period ............  297,099 10,583 5,717
Bond Sub-Account:
 Unit value at beginning of period .......................  $  1.09 $ 1.07 $1.00
 Unit value at end of
  period .................................................  $  1.19 $ 1.09 $1.07
 Number of units outstanding at end of period ............    3,719  2,462 1,708
Money Market Sub-Account:
 Unit value at beginning of period .......................  $  1.07 $ 1.03 $1.00
 Unit value at end of
  period .................................................  $  1.12 $ 1.07 $1.03
 Number of units outstanding at end of period ............    4,453  2,822 1,163
Asset Allocation Sub-Account:
 Unit value at beginning of period .......................  $  1.24 $ 1.11 $1.00
 Unit value at end of
  period .................................................  $  1.47 $ 1.24 $1.11
 Number of units outstanding at end of period ............  187,443  5,376 2,487
Mortgage Securities Sub-Account:
 Unit value at beginning of period .......................  $  1.10 $ 1.05 $1.00
 Unit value at end of
  period .................................................  $  1.20 $ 1.10 $1.05
 Number of units outstanding at end of period ............    1,743  1,353 1,116


                                                        1997     1996    1995
                                                      --------- ------- -------
Index 500 Sub-Account:
 Unit value at beginning of period .................  $    1.41 $  1.16   $1.00
 Unit value at end of period .......................  $    1.86 $  1.41   $1.16
 Number of units outstanding at end of period ......  1,231,985 902,194 457,639
Capital Appreciation Sub-Account:
 Unit value at beginning of period .................  $    1.32 $  1.13   $1.00
 Unit value at end of period .......................  $    1.68 $  1.32   $1.13
 Number of units outstanding at end of period ......     11,926   8,725   5,583
International Stock Sub-Account:
 Unit value at beginning of period..................  $    1.25 $  1.05   $1.00
 Unit value at end of period .......................  $    1.39 $  1.25   $1.05
 Number of units outstanding at end of period ......      7,857   4,601   3,688
Small Company Sub-Account:
 Unit value at beginning of period..................  $    1.28 $  1.21   $1.00
 Unit value at end of period .......................  $    1.37 $  1.28   $1.21
 Number of units outstanding at end of period ......     64,545  41,743  34,825
Value Stock Sub-Account:
 Unit value at beginning of period..................  $    1.51 $  1.16   $1.00
 Unit value at end of period .......................  $    1.83 $  1.51   $1.16
 Number of units outstanding at end of period ......     10,536   5,585   4,016
                                                                 1997    1996
                                                                ------- -------
Maturing Government Bond 1998 Sub-Account:
 Unit value at beginning of period..................            $  1.04 $  1.00*
 Unit value at end of period........................            $  1.10 $  1.04
 Number of units outstanding at end of period.......              1,000   1,000

                                                                   1997   1996
                                                                  ------ ------
Maturing Government Bond 2002 Sub-Account:
 Unit value at beginning of period.......................         $ 1.06 $ 1.00*
 Unit value at end of period.............................         $ 1.14 $ 1.06
 Number of units outstanding at end of period............          1,000  1,000
Maturing Government Bond 2006 Sub-Account:
 Unit value at beginning of period.......................         $ 1.08 $ 1.00*
 Unit value at end of period.............................         $ 1.21 $ 1.08
 Number of units outstanding at end of period............          1,000  1,000
Maturing Government Bond 2010 Sub-Account:
 Unit value at beginning of period.......................         $ 1.10 $ 1.00*
 Unit value at end of period.............................         $ 1.29 $ 1.10
 Number of units outstanding at end of period............          1,000  1,000
Contrafund Sub-Account:
 Unit value at beginning of period.......................         $ 1.11 $ 1.00*
 Unit value at end of period.............................         $ 1.38 $ 1.11
 Number of units outstanding at end of period............         31,208 30,361
High Income Sub-Account:
 Unit value at beginning of period.......................         $ 1.07 $ 1.00*
 Unit value at end of period.............................         $ 1.25 $ 1.07
 Number of units outstanding at end of period............         31,854 29,956
Equity-Income Sub-Account:
 Unit value at beginning of period.......................         $ 1.06 $ 1.00*
 Unit value at end of period.............................         $ 1.36 $ 1.06
 Number of units outstanding at end of period............         33,024 30,306

* The information for the sub-account is shown for the period from May 1, 1996 to December 31, 1996. May 1, 1996 was the effective date of the 1933 Act Registration.

  The table below gives per unit information about each sub-account where the mortality and expense risk charge is zero on an annual basis for the period from June 24, 1997 (commencement of operations) to December 31, 1997. This information should be read in conjunction with the financial statements and related notes of Minnesota Mutual Variable Universal Life Account (where the mortality and expense risk charge is zero on an annual basis) included in this prospectus.

                                                                        1997
                                                                     ----------
Index 500 Sub-Account:
 Unit value at beginning of period.................................. $     1.00
 Unit value at end of period........................................ $     1.17
 Number of units outstanding at end of period....................... 27,829,987

  The table below gives per unit information about each sub-account where the mortality and expense risk charge amounts to .25 percent on an annual basis for the period ended December 31, 1997. This information should be read in conjunction with the financial statements and related notes of Minnesota Mutual Variable Universal Life Account (where the mortality and expense risk charge amounts to .25 percent on an annual basis) included in this prospectus.

                                                                      1997
                                                                     -------
Growth Sub-Account:
 Unit value at beginning of period.................................. $  1.00(b)
 Unit value at end of period........................................ $  1.31
 Number of units outstanding at end of period.......................  92,564
Bond Sub-Account:
 Unit value at beginning of period.................................. $  1.00(b)
 Unit value at end of period........................................ $  1.10
 Number of units outstanding at end of period.......................  48,295
Money Market Sub-Account:
 Unit value at beginning of period.................................. $  1.00(b)
 Unit value at end of period........................................ $  1.05
 Number of units outstanding at end of period.......................  95,600
Asset Allocation Sub-Account:
 Unit value at beginning of period.................................. $  1.00(b)
 Unit value at end of period........................................ $  1.18
 Number of units outstanding at end of period.......................  52,163
Mortgage Securities Sub-Account:
 Unit value at beginning of period.................................. $  1.00(b)
 Unit value at end of period........................................ $  1.09
 Number of units outstanding at end of period.......................  10,899
Index 500 Sub-Account:
 Unit value at beginning of period.................................. $  1.00(a)
 Unit value at end of period........................................ $  1.27
 Number of units outstanding at end of period....................... 236,786
Capital Appreciation Sub-Account:
 Unit value at beginning of period.................................. $  1.00(b)
 Unit value at end of period........................................ $  1.27
 Number of units outstanding at end of period.......................  73,554

             GENERAL DESCRIPTIONS

                                                                       1997
                                                                      ------
International Stock Sub-Account:
 Unit value at beginning of period................................... $ 1.00(b)
 Unit value at end of period......................................... $ 1.11
 Number of units outstanding at end of period........................ 55,984
Small Company Sub-Account:
 Unit value at beginning of period................................... $ 1.00(a)
 Unit value at end of period......................................... $ 1.09
 Number of units outstanding at end of period........................ 91,750
Maturing Government Bond 2002 Sub-Account:
 Unit value at beginning of period................................... $ 1.00(c)
 Unit value at end of period......................................... $ 1.10
 Number of units outstanding at end of period........................ 19,858
Value Sub-Account:
 Unit value at beginning of period................................... $ 1.00(a)
 Unit value at end of period......................................... $ 1.16
 Number of units outstanding at end of period........................ 43,594

                                                                      1997
                                                                     -------
Contrafund Sub-Account:
 Unit value at beginning of period.................................. $  1.00(b)
 Unit value at end of period........................................ $  1.21
 Number of units outstanding at end of period.......................  81,894
High Income Sub-Account:
 Unit value at beginning of period.................................. $  1.00(b)
 Unit value at end of period........................................ $  1.16
 Number of units outstanding at end of period.......................  23,732
Equity-Income Sub-Account:
 Unit value at beginning of period.................................. $  1.00(b)
 Unit value at end of period........................................ $  1.25
 Number of units outstanding at end of period....................... 156,865

-------
(a) For the period from January 24, 1997, commencement of operations, to De-cember 31, 1997.
(b) For the period from January 29, 1997, commencement of operations, to De-cember 31, 1997.
(c) For the period from April 2, 1997, commencement of operations, to December 31, 1997.
THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY
  We are a mutual life insurance company organized in 1880 under the laws of Minnesota. Our home office is at 400 Robert Street North, St. Paul, Minnesota 55101-2098, telephone: (612) 665-3500, after September 1, 1998, (651) 665-
3500. We are licensed to do a life insurance business in all states of the United States (except New York where we are an authorized reinsurer), the District of Columbia, Canada, Puerto Rico, and Guam.

VARIABLE UNIVERSAL LIFE ACCOUNT
  The separate account was established on August 8, 1994, by our Board of Trustees in accordance with certain provisions of the Minnesota insurance law. The separate account is registered as a "unit investment trust" with the Securities and Exchange Commission under the Investment Company Act of 1940, but such registration does not signify that the Securities and Exchange Commission supervises the management, or the investment practices or policies, of the separate account. The separate account meets the definition of a "separate account" under the federal securities laws.
  We are the legal owner of the assets in the separate account. The obligations to policy owners and beneficiaries arising under the policies are general corporate obligations of Minnesota Mutual and thus our general assets back the policies. The Minnesota law under which the separate account was established provides that the assets of the separate account shall not be chargeable with liabilities arising out of any other business which we may conduct, but shall be held and applied exclusively to the benefit of the holders of those variable life insurance policies for which the separate account was established. The investment performance of the separate account is entirely independent of both the investment performance of our guaranteed account and of any other separate account which we may have established or may later establish.
  The separate account has twenty sub-accounts. Each sub-account invests in shares of a corresponding Portfolio of the Funds. Not all of the Portfolios of the Funds may be available for investment by the separate account. Although the Maturing Government Bond Portfolio with a maturity of 2002 is included in this prospectus, it is not available for premium allocations or transfers effective May 1, 1997.

ADVANTUS SERIES FUND, INC.
  The separate account currently invests in the Advantus Series Fund, Inc., Fidelity's Variable Insurance Products Fund, and Fidelity's Variable Insurance Products Fund II. Prior to May 1, 1997, the name of the Series Fund was "MIMLIC Series Fund, Inc." Currently, the Series Fund is a mutual fund of the series type which is registered with the Securities and Exchange Commission as a diversified, open-end management investment company (except for Global Bond Portfolio which is operated as a non-diversified open-end management investment company). Such registration does not signify that the Commission supervises the management, or the investment practices or policies, of the Series Fund. Currently, the Series Fund issues its shares, continually and without sales charge, only to us and certain of our separate accounts, including the Variable Universal Life Account. The Series Fund may be used in the future as the underlying investment medium for separate accounts of the Northstar Life Insurance Company, our wholly-owned life insurance subsidiary domiciled in the state of New York. Shares of the Series Fund are sold and redeemed at net asset value.
  The Series Fund's investment adviser is Advantus Capital Management, Inc. ("Advantus Capital"). It acts as an investment adviser to the Series Fund pursuant to an advisory agreement. Advantus Capital is a wholly-owned subsidiary of MIMLIC Management which, prior to May 1, 1997, served as investment adviser to the Fund. MIMLIC Management is a wholly-owned subsidiary of Minnesota Mutual.
  While Advantus Capital acts as investment adviser for the Series Fund and its Portfolios, Winslow Capital Management, Inc., a Minnesota corporation with principal offices in Minneapolis, Minnesota, has been retained under an investment sub-advisory agreement to provide investment advice to the Capital Appreciation Portfolio. Similarly, Templeton Investment Counsel, Inc., a Florida corporation with principal offices in Fort Lauderdale, Florida, has been retained under an investment sub-advisory agreement to provide investment advice to the International Stock Portfolio. Advantus Capital has entered into a sub-advisory agreement with Julius Baer Investment Management Inc. ("Julius Baer"), a Delaware corporation with primary offices in New York, New York, under which Julius Baer provides advisory services to the Global Bond Portfolio. Advantus Capital has entered into a sub-advisory agreement with J.P. Morgan Investment Management Inc. ("Morgan Investment"), a Delaware corporation with primary offices in New York, New York, under which Morgan Investment provides advisory services to the Macro-Cap Value Portfolio. Advantus Capital has entered into a sub-advisory agreement with Wall Street Associates ("Wall Street"), a California corporation with primary offices in La Jolla, California, under which Wall Street provides advisory services to the Micro-Cap Growth Portfolio.
  The Series Fund currently has twenty investment Portfolios, sixteen of which are available to policy owners for the allocation of premiums or for transfers. A series of the Series Fund's common stock is issued for each Portfolio. The assets of each Portfolio are separate from the others and each has different investment objectives and policies. Therefore, each Portfolio operates as a separate investment fund and the investment performance of one has no affect on the investment performance of any other Portfolio.
  All dividends and capital gains distributions from each Portfolio are automatically reinvested in shares of that Portfolio at net asset value.
  For more information about the Series Fund and its Portfolios, see the "Summary" sections in this prospectus and the prospectus of the Advantus Series Fund, Inc., which is attached to this prospectus.

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS
  The policy also provides for sub-accounts of the Variable Universal Life Account which invests in shares of other registered investment companies. VIP has two Portfolios which are available to the Variable Universal Life Account. They are the High Income Portfolio and the Equity-Income Portfolio. VIP II has one Portfolio which is available to the Variable Universal Life Account. It is the Contrafund Portfolio. There is no guaranteed minimum value associated with the separate account and its sub-accounts. Both VIP and VIP II issue their shares, continually and without sales charge, only to us and to separate accounts of other insurance companies, both affiliated and unaffiliated with the investment adviser of VIP and VIP II.

  The investment adviser of VIP and VIP II is Fidelity Management & Research Company ("FMR"), 82 Devonshire Street, Boston, Massachusetts. FMR handles the business affairs and, with the assistance of affiliates for certain Portfolios, chooses the investments for VIP and VIP II. Fidelity Management & Research (U.K.) Inc., in London, England, and Fidelity Management & Research (Far East) Inc., in Tokyo, Japan, both serve as sub-advisers for the High Income and Contrafund Portfolios. The ultimate parent company of all of these entities is FMR Corp.
  The assets of each Portfolio are separate from the others and each has different investment objectives and policies. Therefore, each Portfolio operates as a separate investment fund and the investment performance of one has no affect on the investment performance of any other Portfolio. All dividends and capital gains distributions from each Portfolio are automatically reinvested in shares of that Portfolio at net asset value.
  For more information about VIP and VIP II and the Portfolios, see the "Summary" section in this prospectus, and the prospectus for Fidelity's Variable Insurance Products Fund and Variable Insurance Products Fund II.

ADDITIONS, DELETIONS OR SUBSTITUTIONS
  We reserve the right to add, combine or remove any sub-accounts of the Variable Universal Life Account when permitted by law. Each additional sub-account will purchase shares in a new portfolio or mutual fund. New sub-accounts may be established when, in our sole discretion, marketing, tax, investment or other conditions warrant such action. We will use similar considerations should there be a determination to eliminate one or more of the sub-accounts of the separate account. Any new investment option will be made available to existing owners on whatever basis we may determine.
  We retain the right, subject to any applicable law, to make substitutions with respect to the investments of the sub-accounts of the separate account. If investment in a Portfolio of the Funds should no longer be possible or if we determine it becomes inappropriate for policies of this class, we may substitute another mutual fund or portfolio for a sub-account. Substitution may be made with respect to existing account values and future premium payments. A substitution may be made only with any necessary approval of the Securities and Exchange Commission.
  We reserve the right to transfer assets of the separate account as determined by us to be associated with the policies to another separate account. A transfer of this kind may require the approval of state regulatory authorities and of the Securities and Exchange Commission.
  We also reserve the right, when permitted by law, to restrict or eliminate any voting right of owners or other persons who have voting rights as to the separate account, and to combine the separate account with one or more other separate accounts, and to de-register the separate account under the Investment Company Act of 1940.
  Shares of the Portfolios of the Series Fund are also sold to other of our separate accounts, which are used to receive and invest premiums paid under other variable annuity contracts and variable life policies issued by us. Shares of VIP and VIP II are sold to other life insurance companies' separate accounts for the purpose of funding other variable annuity and variable life insurance contracts. It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Funds simultaneously.


THE GUARANTEED ACCOUNT
  The owner may allocate net premiums and may transfer net cash values in the policy, subject to policy limitations, to our guaranteed account.
  Because of exemptive and exclusionary provisions, interests in Minnesota Mutual's guaranteed account have not been registered under the Securities Act of 1933, and the guaranteed account has not been registered as an investment company under the Investment Company Act of 1940. Therefore, neither the guaranteed account nor any interest therein is subject to the provisions of these Acts, and Minnesota Mutual has been advised that the staff of the SEC does not review disclosures relating to it. Disclosures regarding the guaranteed account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

                                      INFORMATION ABOUT THE POLICY
  This prospectus describes a Variable Universal Life Insurance Policy and is generally intended to serve as a disclosure document only for the aspects of the policy relating to the sub-accounts of the separate account. For more information about the guaranteed account, please see the policy and the summary information provided immediately below.
GENERAL DESCRIPTION Minnesota Mutual's general account consists of all assets owned by Minnesota Mutual other than those in the separate account and any other separate accounts which we may establish. The guaranteed account is that portion of the general assets of Minnesota Mutual, exclusive of policy loans, which is attributable to the policy described herein and others of its class. The description is for accounting purposes only and does not represent a division of the general account assets for the specific benefit of policies of this class. Allocations to the guaranteed account become part of the general assets of Minnesota Mutual and are used to support insurance and annuity obligations and are subject to the claims of our creditors. Subject to applicable law, we have sole discretion over the investment of assets of the guaranteed account. Owners do not share in the actual investment experience of the assets in the guaranteed account.
  A portion or all the net premiums may be allocated or transferred to accumulate at a fixed rate of interest in the guaranteed account, though we reserve the right to restrict the allocation of premium into the guaranteed account. Such amounts are guaranteed by us as to principal and a minimum rate of interest. Transfers from the guaranteed account to the sub-accounts of the separate account may be subject to certain limitations with respect to timing and amount. Currently, no such restrictions are in effect.
GUARANTEED ACCOUNT VALUE Minnesota Mutual bears the full investment risk for amounts allocated to the guaranteed account and guarantees that interest credited to each owner's account value in the guaranteed account will not be less than an annual rate of 4 percent without regard to the actual investment experience of the guaranteed account. We may, at our sole discretion, credit a higher rate of interest ("excess interest") although we are not obligated to do so. Any interest credited on the policy's account value in the guaranteed account in excess of the guaranteed minimum rate per year will be determined at our sole discretion. The owner assumes the risk that interest credited may not exceed the guaranteed minimum rate.
  Even if excess interest is credited to the guaranteed account value, no excess interest will be credited to the loan account value in the guaranteed account. However, the loan account value will be credited interest at a rate which is not less than 6 percent per annum.

APPLICATIONS AND POLICY ISSUE
  We will generally issue a group contract to a group, as defined and permitted by state law. For example, a group contract may be issued to an employer, whose employees and/or their spouses may become insured thereunder so long as the person is within a class of members eligible to be included in the group contract. The class(es) of members eligible to be insured by a policy under the group contract are set forth in that group contract's specification pages. The group contract will be issued upon receipt of an application for the group contract signed by a duly authorized officer of the group wishing to enter into a group contract and the acceptance of that application by a duly authorized officer of Minnesota Mutual at its home office. Individuals wishing to purchase a policy insuring an eligible member under a group-sponsored program must complete the appropriate application for life insurance and submit it to our home office. If the policy is approved, we will issue to the group sponsor either a certificate or an individual policy to give to the owner. The issue of a group contract or individual policy and their associated forms is always subject to the approval of those documents for use by state insurance regulatory authorities.
  Individuals who satisfy the eligibility requirements under a particular group contract may be required to submit to a simplified underwriting procedure which 15 requires satisfactory responses to certain health questions in the application and to provide, in some cases, medical information. Acceptance of an application is subject to our underwriting rules, and we reserve the right to reject an application for any reason.
  A policy will not take effect until the owner signs the appropriate application for insurance, the initial premium has been paid prior to the insured's death, the insured is eligible, and we approve the completed application. The date on which the last event occurs shall be the effective date of coverage ("issue date").

POLICY PREMIUMS
  A premium must be paid to put a policy in force, and may be remitted to us by the group sponsor on behalf of the owner. The initial premium for a policy must cover the premium expense charges and the first month's deductions. A premium must also be paid when there is insufficient net cash value to pay the monthly deduction necessary to keep the policy in force.
  When the policy is established, the policy's specification pages may show premium payments scheduled and the amounts of those payments. However, under the policy, the owner may elect to omit making those premium payments. Failure to pay one or more premium payments will not cause the policy to lapse until such time as the net cash value is insufficient to cover the next monthly deduction. Moreover, as mentioned above, the owner may also skip premium payments scheduled. Therefore, unlike traditional insurance policies, a policy does not obligate the owner to pay premiums in accordance with a rigid and inflexible premium schedule.
  Failure of a group sponsor to remit the authorized premium payments may cause the group contract to terminate. Nonetheless, provided that there is sufficient net cash value to prevent the certificate from lapsing, the owner's insurance can be converted to an individual policy of life insurance in the event of such termination. (See "Conversion Right to an Individual Policy.") The owner's insurance can also continue if the insured's eligibility under the group-sponsored insurance program terminates because the insured is no longer a part of the group or otherwise fails to satisfy the eligibility requirements set forth in the specifications page to the group contract or individual policy. (See "Continuation of Group Coverage.")
PREMIUM LIMITATIONS After the payment of the initial premium, premiums may be paid at any time in any amount while the insurance is in force under the policy. Since the policy permits flexible premium payments, it may become a modified endowment contract. (See "Federal Tax Status.") When we receive the application, our systems will test the owner's elected premium schedule to determine, if it is paid as scheduled and if there is no change made to the owner's policy, whether it will result in the owner's policy being classified as a modified endowment contract for federal income tax purposes. Our systems will continue to test the owner's policy with each premium payment to determine whether the policy has attained this tax status. If we determine that the policy has attained the status of a modified endowment contract, we will mail the owner a notice. The owner will be given a limited amount of time, subject to the restrictions under the Code, to request that the policy maintain the modified endowment contract status. If the owner does not request to have this tax status maintained, the excess premium amounts paid that caused this tax status will be returned with interest at the end of the policy year to avoid the policy being classified as a modified endowment contract. The owner may request an immediate refund if it is desired earlier.
ALLOCATION OF NET PREMIUMS AND ACCOUNT VALUE Net premiums, which are premiums after the deduction of the charges assessed against premiums, are allocated to the guaranteed account or sub-accounts of the separate account which, in turn, invest in shares of the Funds.
  The owner makes the selection of the sub-accounts and/or the guaranteed account on the application for the policy. The owner may change the allocation instructions for future premiums by giving us a written request. The allocation to the guaranteed account or to any sub-account of the separate account must be at least 10 percent of the net premium. We reserve the right to delay the allocation of net premiums to named sub-accounts for a period of 10 days after policy issue or policy change. This right, which has not been implemented to date, will be exercised by us only when we believe economic conditions make such an allocation necessary to reduce market risk during the "free look" period. If we exercise this right, net premiums will be allocated to the Money Market Sub-Account until the end of that period.
  We reserve the right to restrict the allocation of net premiums to the guaranteed account for policies under some group-sponsored programs. For these policies, the allocation of net premiums to the Guaranteed Account will range from 0 percent to 50 percent.
LAPSE Unlike traditional life insurance policies, the failure to make a premium payment following the payment of the premium which puts the policy into force will not itself cause a policy to lapse. Lapse will occur only when the net cash value is insufficient to cover the monthly deduction, and the subsequent grace period expires without sufficient payment being made.
  The grace period is 61 days. The grace period will start on the day we mail the owner a notice that the policy will lapse if the premium amount specified in the notice is not paid by the end of the grace period. We will mail this notice on any policy's monthly anniversary when the net cash value is insufficient to pay for the monthly deduction for the insured. The notice will specify the amount of premium required to keep the policy in force and the date the premium is due. If we do not receive the required amount within the grace period, the policy will lapse and terminate. The grace period does not apply to the first premium payment.
REINSTATEMENT A lapsed policy may be reinstated, any time within three years from the date of lapse, provided the insured is living and subject to the limitations described below. Reinstatement is made by payment of an amount that, after the deduction of premium expense charges, is large enough to cover all monthly deductions which have accrued on the policy up to the effective date of reinstatement, plus the monthly deductions for the two months following the effective date of reinstatement. If any policy loans and policy loan interest charged is not repaid, this indebtedness will be reinstated along with the insurance. No evidence of the insured's insurability will be required during the first 31 days following lapse, but will be required from the 32nd day to three years from the date of lapse.
  The amount of account value on the date of reinstatement will be equal to the amount of any policy loans and policy loan interest charged reinstated increased by the net premiums paid at the time of reinstatement.
  The effective date of reinstatement will be the date we approve the application for reinstatement. There will be a full monthly deduction for the policy month that includes that date.

DEATH BENEFIT
  If the policy is in force at the time of the insured's death, upon receipt of due proof of death, we will pay the death benefit proceeds of the policy based on the death benefit option elected by the contractholder.
  The group sponsor may choose one of two death benefit options for all participants under the group-sponsored program. Once elected, the death benefit option under a policy shall remain unchanged. There is a level death benefit ("Option A") and a variable death benefit ("Option B"). The death benefit under either option will never be less than the current face amount of the policy as long as the policy remains in force and there are no policy loans. The face amount elected must be at least the minimum stated on the specification pages of the policy.
OPTION A Under Option A, the death benefit will be determined as follows:
(1) The face amount of insurance on the insured's date of death while the policy is in force; plus
(2) the amount of the cost of insurance for the portion of the policy month from the date of death to the end of the policy month; less
(3) any outstanding policy loans and accrued policy loan interest charged;
    less
(4) any unpaid monthly deductions determined as of the date of the insured's death.
OPTION B Under Option B, the death benefit will be determined as follows:
(1) The face amount of insurance on the insured's date of death while the policy is in force; plus
(2) the amount of the owner's account value as of the date we receive due proof of death satisfactory to us; plus
(3) the amount of the cost of insurance for the portion of the policy month from the date of death to the end of the policy month; plus
(4) any monthly deductions taken under the certificate since the date of death; less
(5) any outstanding policy loans and accrued policy loan interest charged; less
(6) any unpaid monthly deductions determined as of the date of the insured's death.
  At issue, the group sponsor may choose between two tests that may be used to determine if a policy qualifies as life insurance as defined by Section 7702 of the Code. Once a test is selected for a policy, it shall remain unchanged for that policy. The two tests are the Guideline Premium Test and the Cash Value Accumulation Test. The test selected will determine how the death benefit is calculated in the event the account value or the premiums paid exceed certain limits established under Section 7702.
  The Cash Value Accumulation Test requires that the death benefit must be greater than the account value times a specified percentage. The Guideline Premium/Cash Value Corridor Test limits the amount of premiums which may be paid given the current death benefit of the policy in addition to requiring that the death benefit must be greater than the account value times a specified percentage. Each policy will be tested at the end of each month for compliance to the test chosen for that policy. Under either test, if the death benefit is not greater than the applicable percentage of the account value, or for the Guideline Premium/Cash Value Corridor Test, the premiums paid exceed the limit for the current death benefit, we will increase the face amount or return premium with interest to maintain compliance with IRC Section 7702.
  For the Cash Value Accumulation Test, the applicable percentage by which to multiply the account value to determine the minimum death benefit requirement varies by the age and underwriting class of the insured. The following table contains illustrative applicable percentages for this test for the non-tobacco underwriting class:

      ATTAINED                                                      APPLICABLE
        AGE                                                         PERCENTAGE
      --------                                                      ----------
         35                                                            441%
         45                                                            316
         55                                                            231
         65                                                            175
         75                                                            140

  For the Guideline Premium/Cash Value Corridor Test, the applicable percentage by which to multiply the account value to determine the minimum death benefit requirement varies only by the age of the insured. The following table contains the applicable percentages for the account value portion of this test:

                 APPLI-                            APPLI-                            APPLI-
                 CABLE                             CABLE                             CABLE
 ATTAINED       PERCENT-         ATTAINED         PERCENT-         ATTAINED         PERCENT-
   AGE            AGE              AGE              AGE              AGE              AGE
----------      --------         --------         --------         --------         --------
40 & below        250%              54              157%              68              117%
    41            243               55              150               69              116
    42            236               56              146               70              115
    43            229               57              142               71              113
    44            222               58              138               72              111
    45            215               59              134               73              109
    46            209               60              130               74              107
    47            203               61              128             75-90             105
    48            197               62              126               91              104
    49            191               63              124               92              103
    50            185               64              122               93              102
    51            178               65              120               94              101
    52            171               66              119               95               0
    53            164               67              118

  The premium limit under the Guideline Premium/Cash Value Corridor Test varies by the amount of the death benefit, the policy year, age and underwriting class of the insured as well as the charges under policy. You may call us at (800) 843-8358, during our normal business hours of 8:00 a.m. to 4:45 p.m., Central Time, if you would like us to calculate the maximum premium you may pay under your policy for this test. If you pay up to the maximum premium amount your policy may be qualified as a modified endowment contract. (See "Federal Tax Status.")

CHANGE IN FACE AMOUNT
  Subject to certain limitations set forth below, an owner may increase or decrease the face amount of a policy. A written request must be sent directly to us for a change in the face amount. A change in the face amount will affect the net amount at risk which affects the cost of insurance charge. (See "Charges.") In addition, a change in the face amount of a policy may result in a material change in the policy that may cause it to become a modified endowment contract. More information on this subject and possible federal income tax consequences of this result is provided under the heading "Federal Tax Status."
INCREASES If an increase in the current face amount is applied for, we reserve the right to require evidence of insurability from the insured. The increase will become effective on the monthly anniversary on or following approval of the change or on any other date mutually agreed upon between the owner and us. Although an increase need not necessarily be accompanied by an additional premium (unless it is required to meet the next monthly deduction), the net cash value in effect immediately after the increase must be sufficient to cover the next monthly deduction.
  With respect to premiums allocated to an increase, the owner will have the same "free look," conversion, and refund rights with respect to an increase as with the initial purchase of the owner's policy. (See "Free Look.")
DECREASES Any decrease in the face amount will become effective on the monthly anniversary on or following our receipt of the written request. However, the amount of insurance on any insured may not be reduced to less than the minimum face amount indicated on the specification page which is attached to the owner's policy. Generally, this amount will be at least $10,000. If, following a decrease in face amount, the policy would not comply with the maximum premium limitations required by federal tax law (see "Federal Tax Status"), the decrease may be limited or the account value may be returned to the owner (at the owner's election), to the extent necessary to meet these requirements.

PAYMENT OF DEATH BENEFIT PROCEEDS
  The amount payable as death proceeds upon the insured's death will be the death benefit under the option elected by the group sponsor. The death benefit proceeds will also include any amounts payable under any riders.
  If a rider permitting the accelerated payment of death benefit proceeds has been added to the policy, the death benefit may be paid in a single lump sum prior to the death of the insured and may be less than otherwise would be paid upon death of the insured. (See "Additional Benefits.")
  Death benefit proceeds will ordinarily be paid within seven days after we receive all information required for such payment, including due proof of the insured's death. Payment may, however, be postponed in certain circumstances. (See "Postponement of Payments.") Under Option A death benefit, interest will be paid on the death benefit from the date of the insured's death until the date of payment. Under Option B death benefit, interest will be paid on the face amount of insurance from the date of the insured's death until the date of payment. The account value will remain as invested in the guaranteed account and/or separate account until the date of payment; therefore, the account value may increase or decrease in value from the date of the insured's death to the date of the payment of death benefit proceeds. Interest will also be paid on any charges taken under the policy since the date of death, from the date the charge was taken until the date of payment. Interest will be at an annual rate determined by us but never less than 4 percent per year, compounded annually, or the minimum required by state law.
  Death benefit proceeds will be paid to the surviving beneficiary specified on the application or as subsequently changed. The owner may arrange for death benefit proceeds to be paid in a single lump sum or under one of the optional methods of settlement described below.
  When no election for an optional method of settlement is in force at the death of the insured, the beneficiary may select one or more of the optional methods of settlement at any time before death benefit proceeds are paid. (See "Settlement Options.")
  An election or change of method of settlement must be in writing. A change in beneficiary revokes any previous settlement election.

ACCOUNT VALUES
  The policy provides the owner certain account value benefits. Subject to certain limitations, the owner may obtain access to the net cash value portion of the account value of the policy. The owner may borrow against the policy's loan value and may surrender the policy in whole or in part. The owner may also transfer the net cash value between the guaranteed account and the sub-accounts of the separate account or among the sub-accounts of the separate account.
  We will send the owner a report each year as of the policy anniversary advising the owner of the policy's account values, the face amount and the death benefit as of the date of the report. It will also summarize policy transactions during the year, including premiums paid and their allocation, policy charges, policy loan activity and the net cash value. It will be as of a date within two months of its mailing. We will also, upon the owner's request, send the owner an additional statement of past transactions at any time for a $15 fee, which will be deducted from the portion of account value that the owner specifies.
  Also, upon request made to us at our home office, we will provide information on the account value of a policy to the owner. Such requests may be in writing, by telephone or by facsimile transmission, using the numbers and procedures for providing telephone or facsimile transfer instructions. (See "Transfers.")
DETERMINATION OF THE GUARANTEED ACCOUNT VALUE The guaranteed account value is the sum of all net premium payments allocated to the guaranteed account. This amount will be increased by any interest, dividends, loan repayments, policy loan interest credits and transfers into the guaranteed account. This amount will be reduced by any policy loans, loan interest charged, partial surrenders, transfers into the sub-accounts of the separate account and charges assessed against the owner's guaranteed account value. Interest is credited on the guaranteed account value of the policy at a rate of not less than 4 percent per year, compounded annually. We guarantee this minimum rate for the life of the policy without regard to the actual experience of the guaranteed account. As conditions permit, we may credit additional amounts of interest to the guaranteed account value. The owner's guaranteed account value is guaranteed by us. It cannot be reduced by any investment experience of the guaranteed account.
DETERMINATION OF THE SEPARATE ACCOUNT VALUE The policy's separate account value is determined separately. The separate account value is not guaranteed. The determination of the separate account value is made by multiplying the current number of sub-account units credited to a policy by the current sub-account unit value. A unit is a measure of a policy's interest in a sub-account. The number of units credited with respect to each net premium payment is determined by dividing the portion of the net premium payment allocated to each sub-account by the then current unit value for that sub-account. The number of units so credited is determined as of the end of the valuation period during which we receive the owner's premium at our home office.
  Once determined, the number of units credited to the owner's policy will not be affected by changes in the unit value. However, the number of units will be increased by the allocation of subsequent net premiums, lump sum net premiums, dividends and transfers to that sub-account. The number of additional units credited is determined by dividing the net premiums, policy dividends and transfers to that sub-account by the then current unit value for that sub-account. The number of units of each sub-account credited to the owner's policy will be decreased by policy charges to the sub-account, policy loans and loan interest charged, transfers from that sub-account and partial surrenders from that sub-account. The reduction in the number of units credited is determined by dividing the deductions to that sub-account, policy loans and loan interest charged, transfers from that sub-account and partial surrenders from that sub-account by the then current unit value for that sub-account. The number of sub-account units will decrease to zero on a policy surrender.
UNIT VALUE The unit value of a sub-account will be determined on each valuation date. The amount of any increase or decrease will depend on the net investment experience of that sub-account. The value of a unit for each sub-account was originally set at $1.00 on the first valuation date. For any subsequent valuation date, its value is equal to its value on the preceding valuation date multiplied by the net investment factor for that sub-account for the valuation period ending on the subsequent valuation date.
NET INVESTMENT FACTOR The net investment factor for a valuation period is the gross investment rate for such valuation period, less a deduction for the mortality and expense risk charge under this policy which is assessed at the annual rate stated on the specification pages of the policy against the average daily net assets of each sub-account of the separate account. The gross investment rate is equal to:
(1) the net asset value per share of a share held by the Funds in the sub-account of the separate account determined at the end of the current valuation period; plus
(2) the per share amount of any dividend or capital gains distribution by the Funds if
20
   the "ex-dividend" date occurs during the current valuation period; with the sum divided by
(3) the net asset value per share of the share of the Funds held in the sub-account determined at the end of the preceding valuation period.
DAILY VALUES We determine the value of the units in each sub-account on each day on which the Portfolios of the Funds are valued. The net asset value of the Funds' shares is computed once daily, and, in the case of the Money Market Portfolio, after the declaration of the daily dividend, as of the primary closing time for business on the New York Stock Exchange (as of the date hereof the primary close of trading is 3:00 p.m. Central Time, but this time may be changed) on each day, Monday through Friday, except (i) days on which changes in the value of a Fund's Portfolio securities will not materially affect the current net asset value of such Fund's shares, (ii) days during which no shares of a Fund are tendered for redemption and no order to purchase or sell such Fund's shares is received by such Fund and (iii) customary national business holidays on which the New York Stock Exchange is closed for trading (as of the date hereof, New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day).
  Although the account value for each policy is determinable on a daily basis, we update our records to reflect that value on each monthly anniversary. We also make policy value determinations as of the date of the insured's death and on a policy adjustment, surrender, and lapse. When the policy value is determined, we will assess and update to the date of the transaction those charges made against the owner's account value, namely the administration charge and the cost of insurance charge. Increases or decreases in policy values will not be uniform for all policies but will be affected by policy transaction activity, cost of insurance charges and the existence of policy loans.
  To illustrate the operation of the policy under various assumptions, we have prepared several tables, along with additional explanatory text, that may be of assistance. For these tables, please see Appendix I, "Illustrations of Account Values and Death Benefits."

POLICY LOANS
  The owner may borrow from us using only the policy as the security for the loan. The owner may borrow up to an amount equal to (a) less (b), where (a) is 90 percent of the owner's account value and (b) is any outstanding policy loans plus accrued policy loan interest charged. A loan taken from, or secured by a policy, may have federal income tax consequences. (See "Federal Tax Status.") The maximum loan amount is determined as of the date we receive the owner's request for a loan.
  Any policy loan paid to the owner in cash must be in an amount of at least $100. We will charge interest on the loan in arrears. At the owner's request, we will send the owner a loan request form for his or her signature. The owner may also obtain a policy loan by calling us during our normal business hours of 8:00 a.m. to 4:45 p.m., Central Time. Should the owner make a telephone call to us, he or she will be asked for personal identification and policy number. More information on the procedures to make telephone calls to us is provided under the heading "Transfers."
  When the owner takes a loan, we will reduce the net cash value by the amount borrowed. This determination will be made as of the end of the valuation period during which the loan request is received at our home office. Unless the owner directs us otherwise, the policy loan will be taken from the guaranteed account value and separate account value in the same proportion that those values bear to each other and, as to the separate account value, from each sub-account in the proportion that the sub-account value of each such sub-account bears to the owner's separate account value. The number of units to be canceled will be based upon the value of the units as of the end of the valuation period during which we receive the owner's loan request at our home office. The amount borrowed continues to be part of the account value, as the amount borrowed becomes part of the loan account value where it will accrue loan interest credits and will be held in our general account. A policy loan has no immediate effect on the owner's account value since at the time of the loan the account value is the sum of the guaranteed account value, separate account value and the loan account value. When a loan is to come from the guaranteed account value, we have the right to postpone a loan payment for up to six months.
  If a policy enters a grace period when there is an outstanding loan balance, the owner will have to make a loan repayment to keep the policy in force. We will give the owner notice of our intent to terminate the policy and the loan repayment required to keep it in force. The time for repayment will be within 31 days after our mailing of the notice.
POLICY LOAN INTEREST The interest rate on a policy loan will be 8 percent per year. Interest charged will be based on a daily rate, which if compounded for the number of calendar days in the year will equal 8 percent annually, and compounded for the number of days since loan interest charges were last updated.
  The outstanding loan balance will increase as the interest charged on the policy loan accrues. The net cash value will decrease as the outstanding loan balance increases. Interest is due at the end of the policy month. If the owner does not pay in cash the interest accrued at the end of the policy month, this unpaid interest will be added to the amount of the policy loan. The new loan will be subject to the same rate of interest as the loan in effect.
  Interest is also credited to the amount of the policy loan in the loan account value. Interest credits on a policy loan shall be at a rate which is not less than 6 percent per year. Interest credited will be based on a daily rate, which if compounded for the number of calendar days in the year will be at least 6 percent annually, and compounded for the number of days since loan interest charges were last updated.
POLICY LOAN REPAYMENTS If the owner's policy is in force, the owner's loan can be repaid in part or in full at any time before the insured's death. The owner's loan may also be repaid within 60 days after the date of the insured's death, if we have not paid any of the benefits under the policy. Any loan repayment must be at least $100 unless the balance due is less than $100.
  Loan repayments may only be allocated to the guaranteed account. The owner may reallocate amounts in the guaranteed account among the sub-accounts of the separate accounts, subject to the limitations in this prospectus and the policy on such transfers. Loan repayments reduce the owner's outstanding loan balance by the amount of the loan repayment. Loan repayments will be applied first to interest accrued since the end of the prior policy month. Any remaining portion of the repayment will then reduce the loan. The net cash value will increase by the amount of the loan repayment.
  A policy loan, whether or not it is repaid, will have a permanent effect on the account value because the investment results of the sub-accounts will apply only to the amount remaining in the sub-accounts. The effect could be either positive or negative. If net investment results of the sub-accounts are greater than the rate credited on the loan, the account value will not increase as rapidly as it would have if no loan had been made. If investment results of the sub-accounts are less than the rate credited on the loan, the account value will be greater than if no loan had been made. For an example of the effect of a policy loan on a policy and its death benefit, please see Appendix II, "Policy Loan Example."

SURRENDER AND PARTIAL SURRENDER
  The owner may also request a surrender or a partial surrender of the policy at any time while the insured is living. To make a surrender, the owner sends us a written request for its surrender. The owner is then paid the net cash value of the policy, computed as of the end of the valuation period during which we receive the surrender request at our home office. That payment can be in cash or, at the option of the owner, can be applied on a settlement option. A surrender or partial surrender may have federal income tax consequences. (See "Federal Tax Status.")
  A partial surrender of the net cash value of the policy is also permitted in any amount equal to at least the minimum established for policies under the group-sponsored insurance program. The minimum will never exceed $500. The maximum partial surrender is equal to an amount that would cause the net cash value after the partial surrender to be 10 percent of the account value immediately prior to the partial surrender. We reserve the right to limit the number of partial surrenders to one per policy month. A partial surrender will cause a decrease in the face amount equal to the amount surrendered if the policy has a level death benefit (Option A). A partial surrender has no effect on the face amount of an Option B death benefit. However, since the account value is reduced by the amount of the partial surrender, the death benefit is reduced by the same amount, as the account value represents a portion of the death benefit proceeds.
  On a partial surrender, the owner may designate the sub-accounts of the separate account from which a partial surrender is to be taken or whether it is to be taken in whole or in part from the guaranteed account. Otherwise, partial surrenders will be deducted from the guaranteed account value and separate account value in the same proportion that those values bear to each other and, as to the separate account value, from each sub-account in the proportion that the sub-account value of each such sub-account bears to the separate account value. We will tell the owner, on request, what amounts are available for a partial surrender under the policy.
  A transaction charge will be assessed against the net cash value in connection with a partial surrender for policies under some group-sponsored insurance programs. The amount of the charge will never exceed the lesser of $25 or 2 percent of the amount withdrawn. The charge will be allocated to the guaranteed account value and the separate account value in the same proportion as those values bear to each other and, as to the separate account value, from each sub-account in the same proportion that the sub-account value of each such sub-account bears to the separate account value.
  Payment of a surrender or partial surrender will be made as soon as possible, but not later than seven days after our receipt of the owner's written request for surrender. However, if any portion of the net cash value to be surrendered is attributable to a premium payment made by non-guaranteed funds such as a personal check, we will delay mailing that portion of the surrender proceeds until we have reasonable assurance that the payment has cleared and that good payment has been collected. The amount the owner receives on surrender may be more or less than the total premiums paid under the policy.

TRANSFERS
  The policy allows for transfers, a reallocation of the net cash value between the guaranteed account and the separate account or among the available sub-accounts of the separate account.
  There are restrictions to such transfers. The amount to be transferred to or from a sub-account or the guaranteed account must be at least $250. If the balance is less than $250, the entire sub-account value or the guaranteed account value must be transferred. If a transfer would reduce the sub-account value from which the transfer is to be made to less than $250, we reserve the right to include that remaining sub-account value in the amount transferred. We also reserve the right to limit the number of transfers to one per policy month.
  For transfers from the sub-accounts of the separate account, we will credit and cancel units on the basis of sub-account unit values as of the end of the valuation period during which the owner's written or telephone request is received at our home office. Transfers from the guaranteed account will be dollar amounts deducted at the end of the day on which the transfer request is received at our home office. A transfer is subject to a transaction charge. Currently, no such charge is imposed on a transfer, but a charge, up to a maximum of $10, may be imposed in the future.
  The owner's instructions for transfer may be made in writing or the owner, or a person authorized by the owner, may make such changes by telephone. To do so, the owner may call us at (800) 843-8358 during our normal business hours of 8:00 a.m. to 4:45 p.m., Central Time. Owners may also submit their requests for transfer, surrender or other transactions to us by facsimile (FAX) transmission. Our FAX number is (612) 665-4827; after September 1, 1998, (651) 665-4827.
  Transfers made pursuant to a telephone call are subject to the same conditions and procedures as would apply to written transfer requests. During periods of marked economic or market changes, owners may experience difficulty in implementing a telephone transfer due to a heavy volume of telephone calls. In such a circumstance, owners should consider submitting a written transfer request while continuing to attempt a telephone redemption. We reserve the right to restrict the frequency of--or otherwise modify, condition, terminate or impose charges upon--telephone transfer privileges. For more information on telephone transfers, contact us.

  We will make this telephone transfer service available to all policy owners. We will employ reasonable procedures to satisfy ourselves that instructions received from policy owners are genuine and, to the extent that we do not, we may be liable for any losses due to unauthorized or fraudulent instructions. We require policy owners to identify themselves in those telephone conversations through policy numbers and such other information as we may deem to be reasonable. We record telephone transfer instruction conversations and we provide the policy owners with a written confirmation of the telephone transfers.
  The maximum amount of net cash value to be transferred out of the guaranteed account to the sub-accounts of the separate account may be limited for policies under some group-sponsored insurance programs. For these policies, the limit on the amount to be transferred will never be lower than 20 percent (or $250 if greater) of the guaranteed account balance. Transfers to or from the guaranteed account may be limited to one such transfer per policy year. We may further restrict transfers from the guaranteed account by requiring that the request is received by us postmarked in the 30-day period before or after the last day of the policy anniversary. Requests for such transfers which meet these conditions would be effective after we approve them at our home office. Currently, no such restrictions are imposed.
  Although we currently intend to continue to permit transfers in the foreseeable future, the policy provides that we may modify the transfer privilege, by changing the minimum amount transferable, by altering the frequency of transfers, by imposing a transfer charge, by prohibiting transfers, or in such other manner as we may determine at our discretion.

DOLLAR COST AVERAGING
  We currently offer a dollar cost averaging option enabling the owner to preauthorize automatic monthly or quarterly transfers from the Money Market Sub-Account to any of the other sub-accounts. The transfers will occur on monthly anniversaries. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities is averaged over time and possibly over various market values. Since the value of the units will vary over time, the amounts allocated to a sub-account will result in the crediting of a greater number of units when the unit value is low and a lesser number of units when the unit value is high. Dollar cost averaging does not guarantee profits, nor does it assure that a policy will not have losses.
  To elect dollar cost averaging the owner must have at least $3,000 in the Money Market Sub-Account. The automatic transfer amount from the Money Market Sub-Account must be at least $250. The minimum amount that may be transferred to any one of the other sub-accounts is $50. Currently, there is no charge for this service. We reserve the right to discontinue, modify or suspend the dollar cost averaging program at any time.
  A dollar cost averaging request form is available to the owner upon request. On the form the owner will designate the specific dollar amount to be transferred, the sub-accounts to which the transfer is to be made, the desired frequency of the transfer and the total number of transfers to be made. If at any time while the dollar cost averaging option is in effect, the amount in the Money Market Sub-Account is insufficient to cover the amount designated to be transferred the current election in effect will terminate.
  An owner may instruct us at any time to terminate the dollar cost averaging election by a written or telephone request to our home office. The amount from which transfers were being made will remain in the Money Market Sub-Account unless a transfer request is made.

FREE LOOK
  It is important to us that the owner is satisfied with the policy after it is issued. If the owner is not satisfied with it, the owner may return the policy to us within 10 days after the owner receives it. If the policy is returned, the owner will receive within seven days of the date we receive the notice of cancellation a full refund of the premiums paid.
  A request for an increase in face amount also may be canceled. The request for cancellation must be made within the 10 days, or that period required by applicable state law, after the owner receives the new policy specification pages for the increase.
  Upon cancellation of an increase, the owner may request that we refund the amount of the additional charges deducted in connection with the increase. This will equal the amount by which the monthly deductions since the increase went into effect exceeded the monthly deductions which would have been made without the increase. If no request is made, we will increase the policy's account value by the amount of these additional charges. This amount will be allocated among the sub-accounts of the separate account and guaranteed account in the same manner as it was deducted.

CONVERSION RIGHT TO AN INDIVIDUAL POLICY
If life insurance provided under the group contract is not continued upon termination of the insured's eligibility under the group contract, or if the group contract terminates or is amended so as to terminate the insurance, the owner may convert the insurance under the group contract to an individual policy of life insurance with us subject to the following:
(1) The owner's written application to convert to an individual policy and the first premium for the individual policy must be received in our home office within 31 days of the date the owner's insurance terminates under the group contract.
(2) The owner may convert all or a part of the group insurance in effect on the date that the owner's coverage terminated to any individual life insurance policy we offer, except a policy of term insurance. We will issue the individual policy on the policy forms we then use for the plan of insurance the owner has requested. The premium charge for this insurance will be based upon the insured's age as of his or her nearest birthday.
(3) If the insured should die within 31 days of the date that the group contract terminates, the full amount of insurance that could have been converted under this policy will be paid.
  In the case of the termination of the group contract, we may require that an insured under a certificate issued under the group contract be so insured for at least five years prior to the termination date in order to qualify for the above conversion privilege.

CONTINUATION OF GROUP COVERAGE
  If the insured's eligibility under a group contract ends, the owner's current group coverage may continue unless the certificate is no longer in force or the limitations below are true as of the date eligibility ends:
(1) The group contract has terminated; or
(2) The owner has less than $10 in his or her net cash value after deduction of charges for the month in which eligibility ends.
  The insurance amount will not change unless the owner requests a change. We reserve the right to alter all charges not to exceed the maximums. These charges may be higher than those applicable to policies under the group contract that have not been continued under this provision.
  Termination of the group contract by the contractholder or us will not terminate the insurance then in force under the terms of the continuation provision. The group contract will be deemed to remain in force solely for the purpose of continuing such insurance, but without further obligation of the contractholder.

CHARGES
  Charges will be deducted in connection with the policies to compensate us for providing the insurance benefits set forth in the policies, administering the policies, incurring expenses in distributing the policies and assuming certain risks in connection with the policies. Charges will vary based on the group-sponsored insurance program under which the policy is issued. We will determine charges pursuant to our established actuarial procedures, and in doing so we will not discriminate unreasonably or unfairly against any person or class of persons. These charges for policies under a group-sponsored insurance program are shown on the specifications page of the policy. There are also advisory fees and expenses which are assessed against the asset value of each of the portfolios of the Funds.

PREMIUM EXPENSE CHARGES
SALES CHARGE We may deduct a sales charge from each premium paid under the policy. Sales charges vary based on the group-sponsored insurance program under which the policy is issued. The charge will never exceed 5 percent of each premium paid. The sales charge will be determined based on a variety of factors, including enrollment procedures, the size and type of the group, the total amount of premium payments to be received, any prior existing relationship with the group sponsor, the level of commissions paid to agents and brokers and their affiliated broker-dealers, and other circumstances of which we are not presently aware. We may waive the sales charge for premiums received as a result of Internal Revenue Code section 1035 exchanges from another policy. In addition, we may waive the sales charge for premiums paid by designated payors under a group-sponsored insurance program (for example, insureds versus the group sponsor).
  The amount of the sales charge in any policy year cannot be specifically related to sales expenses for that year. To the extent that sales expenses are not recovered from the sales charge, we will recover them from our other assets or surplus, which may include profits from the mortality and expense risk charge or the cost of insurance charge.
PREMIUM TAX CHARGE We will deduct a percentage of premium charge, not to exceed 4 percent of each premium received for premium taxes. Premium tax charges vary based on the group-sponsored insurance program under which the policy is issued. This charge is to compensate us for our payment of premium taxes that are imposed by various states and local jurisdictions. Currently, the range of premium taxes imposed by the states varies from 0.75 percent to
3.5 percent. A state in which a policy is issued may impose a tax that is higher or lower than the charge deducted under the policy. Accordingly, the charge for the policy may be higher or lower than the premium tax actually imposed on the policy. We may waive the premium tax charge for premiums received as a result of Internal Revenue Code section 1035 exchanges from another policy.
FEDERAL TAX CHARGE Due to a 1990 federal tax law change under the Omnibus Budget Reconciliation Act of 1990 ("OBRA"), as amended, insurance companies are generally required to capitalize and amortize certain policy acquisition expenses rather than currently deducting such expenses. This has resulted in an additional corporate income tax liability for insurance companies. For policies deemed to be group policies for purposes of OBRA, we make a charge of up to 0.25 percent of each premium payment to compensate us for the additional corporate taxes we pay for these policies. OBRA imposes a higher policy acquisition expense to be capitalized on policies deemed to be individual contracts under OBRA which results in significantly higher corporate income tax liability for those deemed individual contracts. Thus, under policies deemed to be individual contracts under OBRA, we make a charge of up to 1.25 percent of each premium payment. This additional charge is treated as a sales load for purposes of determining compliance with the limitations on sales loads imposed by the Investment Company Act of 1940 and applicable regulations thereunder. We may waive the federal tax charge for premiums received as a result of Internal Revenue Code section 1035 exchanges from another policy.

ACCOUNT VALUE CHARGES
MONTHLY DEDUCTION The charges deducted as part of the monthly deduction vary based on the group-sponsored insurance program under which the policy is issued. As of the policy date and each subsequent monthly anniversary, we will deduct an amount from the net cash value of the owner's policy to cover certain charges and expenses incurred in connection with the policy. The monthly deduction will be the sum of the applicable items: (1) an administration charge; (2) a cost of insurance charge; and (3) the cost of any additional insurance benefits provided by rider. The monthly deduction will be assessed against the guaranteed account value and the separate account value in the same proportion that those values bear to each other and, as to the separate account, from each sub-account in the proportion that the sub-account value in such sub-account bears to the separate account value of the policy.
  We may deduct an ADMINISTRATION CHARGE from the net cash value of the policy each month. The administration charge will never exceed $4 per month. This charge is to compensate us for expenses incurred in the administration of the policies. These expenses include the costs of processing enrollments, determining insurability, and establishing and maintaining policy records. Differences in the administration charge applicable to specific group-sponsored insurance programs will be determined based on expected differences in the administrative costs for the policies or in the amount of revenues that we expect to derive from the charge. Such differences may result, for
26
example, from the number of eligible members in the group, the type and scope of administrative support provided by the group sponsor, the expected average policy size, and the features to be included in policies under the group-sponsored insurance program. This charge is not designed to produce a profit.
  The monthly COST OF INSURANCE will be calculated by multiplying the applicable cost of insurance rate based on the insured's attained age and rate class by the net amount at risk for each policy month. The net amount at risk for a policy month is the difference between the death benefit and the account value. The net amount at risk may be affected by changes in the face amount of the policy or by changes in the account value.
  The cost of insurance rates are generally determined at the beginning of each policy year, although changes may be made at other times if warranted due to a change in the underlying characteristics of the group, changes in benefits included in policies under the group-sponsored insurance program, experience of the group, changes in the expense structure, or a combination of these factors.
  Cost of insurance rates for each group-sponsored insurance program are determined based on a variety of factors related to group mortality including gender mix, average amount of insurance, age distribution, occupations, industry, geographic location, participation, level of medical underwriting required, degree of stability in the charges sought by the group sponsor, prior mortality experience of the group, number of actual or anticipated owners electing the continuation option, and other factors which may affect expected mortality experience. In addition, cost of insurance rates may be intended to cover expenses to the extent they are not covered by the other policy charges. Changes in the current cost of insurance rates may be made based on any factor which affects the actual or expected mortality or expenses of the group.
  Any changes in the current cost of insurance rates will apply to all persons of the same attained age and rate class under the group-sponsored insurance program. We and the group sponsor will agree to the number of classes and characteristics of each rate class. The classes may vary by tobacco users and non-tobacco users, active and retired status, owners of coverage continued under the continuation provision and other owners, and/or any other nondiscriminatory classes agreed to by the group sponsor.
  The current cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the policy. These guaranteed rates are 125 percent of the maximum rates that could be charged based on 1980 Commissioners Standard Ordinary Mortality Tables ("1980 CSO Table"). The guaranteed rates are higher than 100 percent of the 1980 CSO Table because we use a simplified underwriting approach and may issue policies that do not require medical evidence of insurability. The current cost of insurance rates are generally lower than 100 percent of the 1980 CSO Table. (For purposes of premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, we will use 100 percent of the 1980 CSO Table.)
  PARTIAL SURRENDER TRANSACTION CHARGE For policies under some group-sponsored insurance programs, a transaction charge will be assessed against the net cash value for each partial surrender to cover the administrative costs incurred in processing the partial surrender. The charge will not exceed the lesser of $25 or 2 percent of the amount withdrawn. This charge will be assessed in the same manner as the monthly deduction. This charge is not designed to produce a profit.
  TRANSFER CHARGE There is currently no charge assessed on transfers of net cash value between the guaranteed account and the separate account or among the sub-accounts of the separate account. A charge, not to exceed $10 per transfer, may be imposed in the future.

SEPARATE ACCOUNT CHARGES
  We assess a mortality and expense risk charge directly against the separate account assets. This charge will vary based on the group-sponsored insurance program under which the policy is issued. The annual rate will not exceed .50 percent of the average daily assets of the separate account. The mortality and expense risk charge compensates us for assuming the risk that the cost of insurance and other charges will be insufficient to cover the actual mortality experience and other costs in connection with the policies.
27

  Differences in the mortality and expense risk charge rates applicable to different group-sponsored insurance programs will be determined by us based on differences in the levels of mortality and expense risk under those contracts. Differences in mortality and expense risk arise principally from the fact that:
(1) the factors used to determine cost of insurance and administration charges are more uncertain for some group-sponsored insurance programs than for others; and (2) our ability to recover any unexpected mortality and administration costs will also vary from group-sponsored insurance program to group-sponsored insurance program, depending on the charges established for policies issued under the group-sponsored insurance program, and on other financial factors.
  We reserve the right to deduct a charge against the separate account assets, or make other provisions for, any additional tax liability we may incur with respect to the separate account or the polices, to the extent that those liabilities exceed the amounts recovered through the deduction from premiums for state premium taxes and federal taxes. No such charge or provision is made at the present time.

FUND CHARGES
  Advantus Capital Management, Inc. ("Advantus Capital"), acts as the investment adviser to the Series Fund. Advantus Capital is a wholly-owned subsidiary of MIMLIC Management. For more information about the Series Fund, see the prospectus of Advantus Series Fund, Inc. which is attached to this prospectus.
  The Fidelity High Income Portfolio, Equity-Income Portfolio and Contrafund Portfolio each has as its adviser Fidelity Management & Research Company ("FMR"), a subsidiary of FMR Corp. For more information about the VIP and the VIP II, see the prospectus of the Variable Insurance Products Funds which is attached to this prospectus.

The chart below shows the advisory fees and portfolio expense fees for the Funds as of December 31, 1997.
  The advisory fees for the Series Fund are made pursuant to a contractual agreement between the Series Fund and Advantus Capital Management, Inc. The advisory fees for VIP and VIP II are made pursuant to a contractual agreement between VIP and VIP II and Fidelity Management & Research Company ("FMR").
  The Series Fund portfolio expense fees reflect the actual expenses incurred by each portfolio unless the actual expenses exceed the cap. The portfolio expense fee is capped at 0.15 percent for all Series Fund portfolios except the International Stock and Global Bond Portfolios, which are capped at 1.00 percent. Any Series Fund portfolio expenses incurred in excess of the cap are voluntarily absorbed by Minnesota Mutual. For a description of the arrangement whereby Minnesota Mutual voluntarily absorbs certain expenses of the Series Fund, see "Investment Adviser" in the attached prospectus for Advantus Series Fund, Inc. The portfolio expense fees shown are expected to decrease as the amount of assets in the portfolios increases.
  The portfolio expense fees for the VIP Equity Income Portfolio and the VIP II Contrafund Portfolio reflect reductions based on arrangements FMR or the funds have entered into with third parties who either paid or reduced a portion of the portfolio expenses.

                                 Investment  Portfolio Expense
Fund/Portfolio Name             Advisory Fee   Actual or Cap   Total
-------------------             ------------ ----------------- -----
SERIES FUND
  Growth                            0.50%          0.05%       0.55%
  Bond                              0.50%          0.07%       0.57%
  Money Market                      0.50%          0.09%       0.59%
  Asset Allocation                  0.50%          0.05%       0.55%
  Mortgage Securities               0.50%          0.09%       0.59%
  Index 500                         0.40%          0.05%       0.45%
  Capital Appreciation              0.75%          0.05%       0.80%
  International Stock               0.71%*         0.26%       0.97%
  Small Company                     0.75%          0.07%       0.82%
  Maturing Government Bond 2010     0.25%          0.15%       0.40%
  Value Stock                       0.75%          0.05%       0.80%
  Small Company Value               0.75%          0.15%       0.90%
  Global Bond                       0.60%          1.00%       1.60%
  Index 400 Mid-Cap                 0.40%          0.15%       0.55%
  Macro-Cap Value                   0.70%          0.15%       0.85%
  Micro-Cap Growth                  1.10%          0.15%       1.25%
VIP
  VIP High Income                   0.59%**        0.12%       0.71%
  VIP Equity-Income                 0.50%**        0.08%       0.58%
VIP II
  VIP II Contrafund                 0.60%**        0.11%       0.71%
AVERAGE                             0.60%          0.15%       0.75%

* The advisory fee for this portfolio is a variable fee decreasing with increased asset size. This figure represents the actual 1997 average.
** The advisory fee for each of these portfolios is calculated by adding a group fee to an individual fund fee rate and multiplying the result by each fund's or portfolio's average net assets. These figures represent the actual 1997 averages.
  The Maturing Government Bond Portfolio with a maturity date of 2002 is not available for premium allocations or transfers effective May 1, 1997. The investment advisory fee for this portfolio is .25 percent (effective April 1, 1998) and the portfolio expense fee is .15 percent.
  Although the Maturing Government Bond Portfolio with a target maturity of 2002 is included in this prospectus, it is not available for premium allocations or transfers effective May 1, 1997.

GUARANTEE OF CERTAIN CHARGES
  We guarantee and will not increase the following charges for policies under a group-sponsored insurance program: (1) the sales charge; (2) the federal tax charge (unless there is a change in the law regarding the federal income tax treatment of deferred acquisition cost); (3) the maximum cost of insurance charge; (4) the maximum administration charge; (5) the maximum partial surrender transaction charge; (6) the maximum transfer charge; and (7) the maximum separate account charge for mortality and expense risk.

ADDITIONAL BENEFITS
  Subject to certain requirements, one or more of the following additional insurance benefits may be added to the policy by rider. However, some group contracts may not offer each of the additional benefits described below. Certain riders may not be available in all states. The descriptions below are intended to be general; the terms of the policy riders providing the additional benefits may vary from state to state, and the policy should be consulted. The cost of any additional insurance benefits will be deducted as part of the monthly deduction.
ACCELERATED BENEFITS AGREEMENT All policies, where allowed by state law, will be issued with the Accelerated Benefits Agreement. Eligibility requirements and conditions for payment of accelerated benefits are described in the agreement. The agreement provides for an accelerated payment of all or a portion of the death benefit proceeds in a single sum or any other mutually acceptable manner if the insured is terminally ill as defined in the agreement, provided the policy has not been assigned and it does not have an irrevocable beneficiary. All accelerated benefits will be paid to the insured unless the insured validly assigns them otherwise. If the insured dies before all payments have been made, we will pay the remainder to the beneficiary under the policy in one lump sum.
  The amount of accelerated benefit available will be the death benefit multiplied by the accelerated benefit factor. The accelerated benefit factor will be calculated using the following considerations: the insured's age, gender, and option applied for; and certain assumptions including, but not limited to, expected future premiums, future dividends at the scale in effect when making the calculation, and the insured's life expectancy. We will subtract a processing charge of up to $150 before paying the benefit. This charge is not designed to produce a profit.
  The addition of an Accelerated Benefits Agreement and/or the receipt of amounts under such an Agreement may have tax consequences. The insured should seek assistance from a personal tax adviser.
WAIVER AGREEMENT Provides for the waiver of the monthly deductions while the insured is totally disabled, subject to certain limitations described in the rider agreement. The insured must have become disabled before the age of 60. ACCIDENTAL DEATH AND DISMEMBERMENT Provides additional insurance if the insured dies or becomes dismembered as a result of an accidental bodily injury, as defined in the rider. Under the terms of the rider, the additional benefits provided in the policy will be paid upon receipt of proof by us that the death or dismemberment resulted directly from accidental injury and independently of all other causes. The death or dismemberment must occur within 180 days after the date of the injury and before the insured's 70th birthday.
CHILDREN'S RIDER Provides for term insurance on the insured's children, as specified in the rider. To be eligible for the insurance, the child must be of eligible age as indicated in the rider and be dependent upon the insured for financial support. Under terms of the rider, the death benefit will be payable to the person insured by the policy to which the rider is attached.
SPOUSE AND CHILD RIDER Provides for term insurance on the insured's spouse and children, as specified in the rider. To be eligible for the insurance, spouse and children must meet the eligibility requirements indicated in the rider. Under terms of the rider, the death benefit will be payable to the person insured by the policy to which the rider is attached.
POLICYHOLDER CONTRIBUTION RIDER Allows the contractholder to pay for all or a portion of the monthly charges under the policy without affecting the account value which may accumulate due to employee-paid net premiums. The portion of the net premium paid by the contractholder will be allocated to the guaranteed account. On the same day such premium is allocated, the charges the contractholder intends to cover will be deducted from the guaranteed account value.

GENERAL MATTERS RELATING TO THE POLICY
POSTPONEMENT OF PAYMENTS Normally, we will pay any policy proceeds within seven days after our receipt of all the documents required for such a payment. Other than the death proceeds for a policy with an Option B death benefit, for which the account value portion of the death benefit is determined as of the date of payment, the amount of payment will be determined as of the end of the valuation period during which a request is received at our home office. However, we reserve the right to defer policy payments, including policy loans, for up to six months from the date of the owner's request, if such payments are based upon policy values which do not depend on the investment performance of the separate account. In that case, if we postpone a payment other than a policy loan payment for more than 31 days, we will pay the owner interest at the greater of 4 percent per year or the minimum rate required by state law for the period beyond that time that payment is postponed. For payments based on policy values which do depend on the investment performance of the separate account, we may defer payment only: (a) for any period during which the New York Stock Exchange is closed for trading (except for normal holiday closing); or (b) when the Securities and Exchange Commission has determined that a state of emergency exists which may make such payment impractical.
THE POLICY The policy, the attached application, endorsements, any application for an increase in face amount and any application for reinstatement constitute the entire contract between the owner and us. Apart from the rights and benefits described in the policy and incorporated by reference into the group contract, the owner has no rights under the group contract. All statements made by the owner or insured in the application are considered representations and not warranties, except in the case of fraud. Only statements in the application and any supplemental applications can be used to contest a claim or the validity of the policy. Any change to the policy must be approved in writing by the President, a Vice President or Secretary of Minnesota Mutual. No agent has the authority to alter or modify any of the terms, conditions or agreements of the policy or to waive any of its provisions.
CONTROL OF POLICY The insured will be considered the owner of the policy unless another person is shown as the owner in the application. Ownership may be changed, however, by assigning the policy as described below. The owner is entitled to all rights provided by the policy, prior to its maturity date. After the maturity date, the owner cannot change the payee nor the mode of payment, unless otherwise provided in the policy. Any person whose rights of ownership depend upon some future event will not possess any present rights of ownership. If there is more than one owner at a given time, all must exercise the rights of ownership. If the owner should die, and the owner is not the insured, the owner's interest will go to his or her estate unless otherwise provided.
BENEFICIARY The owner may name one or more beneficiaries on the application to receive the death benefit. The owner may choose to name a beneficiary that the owner cannot change without the beneficiary's consent. This is called an irrevocable beneficiary. If the owner has not named an irrevocable beneficiary, the owner has reserved the right to change the beneficiary by filing a subsequent written request with us. In that event, we will pay the death benefit to the beneficiary named in the most recent change of beneficiary request as provided for in the policy.
  If a beneficiary dies before the insured, that beneficiary's interest in the policy ends with that beneficiary's death. Only those beneficiaries who survive the insured will be eligible to share in the proceeds. If no beneficiary survives the insured we will pay the proceeds according to the following order of priority:
(1) The insured's lawful spouse, if living; otherwise
(2) The personal representative of the insured's estate.
CHANGE OF BENEFICIARY If the owner has reserved the right to change the beneficiary, the owner can file a written request with us to change the beneficiary. If the owner has named an irrevocable beneficiary, the written consent of the irrevocable beneficiary will be required. The owner's written request will not be effective until it is recorded in our home office records. After it has been so recorded, it will take effect as of the date the owner signed the request.
  However, if the insured dies before the request has been so recorded, the request will not be effective as to those proceeds we have paid before the owner's request was so recorded.
SETTLEMENT OPTIONS The death benefit proceeds of a policy will be payable if we receive due proof satisfactory to us of the insured's death while it is in force. The proceeds will be paid from our home office and in a single sum unless a settlement option has been selected.
  We will pay interest on the face amount of single sum death proceeds from the date of the insured's death until the date of payment at any annual rate to be determined by us, but never less than 4 percent per year, compounded annually, or the minimum rate required by state law. Death benefits proceeds arising from the account value, as under Option B, will continue to reflect the separate account experience until the time of payment of those amounts.
  The proceeds of a policy may be paid in other than a single sum and the owner may, during the lifetime of the insured, request that we pay the proceeds under one of the policy's settlement options. We may also use any other method of payment acceptable to both the owner and us. Unless the owner elects otherwise, a beneficiary may select a settlement option after the insured's death. A settlement option may be selected only if the payments are to be made to a natural person in that person's own right.
  Each settlement option is payable in fixed amounts as described below. A person electing a settlement option will be asked to sign an agreement covering the election which will state the terms and conditions of the payments. The payments do not vary with the investment performance of the separate account.
(1) INTEREST PAYMENTS This option will provide payment of interest on the proceeds at such times and for a period that is agreeable to the person electing the settlement option and us. Withdrawal of proceeds may be made in amounts of at least $500. At the end of the period, any remaining proceeds will be paid in either a single sum or under any other method we approve.
(2) FIXED PERIOD ANNUITY This is an annuity payable in monthly installments for a specified number of years, from one to twenty years. The amount of guaranteed payments for each $1,000 of proceeds applied would be shown on the settlement option agreement.
(3) LIFE ANNUITY This is an annuity payable monthly during the lifetime of the person who is to receive the income and terminating with the last monthly payment immediately preceding that person's death. We may require proof of the age and gender of the annuitant. The amount of guaranteed payments for each $1,000 of proceeds applied would be shown in the settlement option agreement. It would be possible under this option for the annuitant to receive only one annuity payment if he or she died prior to the due date of the second annuity payment, two if he or she died before the due date of the third annuity payment, etc.
(4) PAYMENTS OF A SPECIFIED AMOUNT This is an annuity payable in a specified amount until the proceeds and interest are fully paid.
  The minimum amount of interest we will pay under any settlement option is 4 percent per year, compounded annually, or the minimum rate required by state law. Additional interest earnings, if any, on deposits under a settlement option will be payable as determined by us.
POLICY CHANGES We reserve the right to limit the number of policy changes to one per policy year and to restrict such changes in the first policy year. For this purpose, changes include increases or decreases in face amount. No change will be permitted that would result in the death benefit under a policy being included in gross income due to not satisfying the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision. CONFORMITY WITH STATUTES If any provision in a policy is in conflict with the laws of the state governing the policy, the provision will be deemed to be amended to conform to such laws.
CLAIMS OF CREDITORS To the extent permitted by law, neither the policy nor any payment thereunder will be subject to the claims of creditors or to any legal process.
INCONTESTABILITY After a policy has been in force during the insured's lifetime for two years from the policy date, we cannot contest the insurance for any loss that is incurred more than two years after the policy date, unless the net cash value has dropped below the amount necessary to pay the insured's cost of insurance on the insured's life. However, if there has been an increase in the amount of insurance for which we required evidence of insurability, then, to the extent of the increase, any loss which occurs within two years of the effective date of the increase will be contestable. We may elect to waive our right to contest the insurance for any loss that is incurred within two years after the policy issue date where the policy replaces existing coverage.
ASSIGNMENT The policy may be assigned. However, we will not be bound by any assignment unless it is in writing and filed at our home office in St. Paul, Minnesota, and we send the owner an acknowledged copy. We assume no responsibility for the validity or effect of any assignment of the policy or of any interest in it. Any claim made by an assignee will be subject to proof of the assignee's interest and the extent of the assignment. A valid assignment will take precedence over any claim of a beneficiary.
SUICIDE If the insured, whether sane or insane, dies by suicide, within two years of the original policy date, our liability will be limited to an amount equal to the premiums paid for the policy. If there has been a face amount increase for which we required evidence of insurability, and if the insured dies by suicide within two years from the effective date of the increase, our liability with respect to the increase will be limited to an amount equal to the premiums paid for that increase.
  If the insured is a Missouri citizen when the policy is issued, this provision does not apply on the issue date of the policy, or on the effective date of any increase in face amount, unless the insured intended suicide when the policy, or any increase in face amount, was applied for.
  If the insured is a citizen of Colorado or North Dakota, the duration of this suicide provision is for one year instead of two.
MISSTATEMENT OF AGE If the age of the insured has been misstated, the death benefit and account value will be adjusted. The adjustment will be the difference between two amounts accumulated with interest. These two amounts are:
(1) the monthly cost of insurance charges that were paid; and
(2) the monthly cost of insurance charges that should have been paid based on the insured's correct age.
  The interest rates used are the rates that were used in accumulating guaranteed account values for that time period.
DIVIDENDS The policies are participating policies. Each year we will determine if this class of policies and this policy will share in our divisible surplus. We call a share of this participation a dividend. We do not anticipate that dividends will be declared with respect to these policies.
  Dividends, if received, may be added to the owner's account value or, if the owner elects, they may be paid in cash.
  A dividend applied to account value will be allocated to the guaranteed account or to the sub-accounts of the separate account in accordance with the owner's current instructions for the allocation of net premiums. In the absence of instruction, dividends will be allocated to the guaranteed account value and separate account value in the same proportion that those account values bear to each other and, as to the account value in the separate account, to each sub-account in the proportion that the sub-account value bears to the separate account value.
REPORTS Each year we will send the owner a report. This report will show the policy's status on the policy anniversary. It will include the account value, the face amount and the death benefit as of the date of the report. It will also show the premiums paid during the year, policy loan activity and the policy value. The report will be sent to the owner without cost. The report will be as of a date within two months of its mailing.

GENERAL PROVISIONS OF THE GROUP CONTRACT
ISSUANCE The group contract will be issued upon receipt of an application for group insurance signed by a duly authorized officer of the group sponsor and acceptance by a duly authorized officer of Minnesota Mutual at our home office.

                OTHER MATTERS
TERMINATION The contractholder may terminate a group contract by giving us 31 days prior written notice of the intent to terminate. In addition, we may terminate a group contract or any of its provisions on 61 days' notice. We may elect to limit the situations in which we may exercise our right to terminate the group contract to situations where, in the absence of fraud or the non-payment of premiums, during any twelve month period, the aggregate specified face amount for all policies under the group contract or the number of policies under a group contract decrease by certain amounts or below the minimum permissible levels we establish for the group contract. No individual may become insured under the group contract after the effective date of a notice of termination. However, if the group contract terminates, policies may be allowed to convert to individual coverage as described under the heading "Conversion Right to an Individual Policy."
  Termination of the group contract by the contractholder or us will not terminate the insurance then in force under the terms of the continuation provision. The group contract will be deemed to remain in force solely for the purpose of continuing such insurance, but without further obligation of the contractholder.
RIGHT TO EXAMINE GROUP CONTRACT The contractholder may terminate the group contract within 10 days, or that period required by law, after receiving it. To cancel the group contract, the contractholder should mail or deliver the group contract to us.
ENTIRE GROUP CONTRACT The group contract, the attached copy of the contractholder's application and any additional agreements constitute the entire contract between the contractholder and us. All statements made by the contractholder, any owner or any insured will be deemed representations and not warranties. A misstatement will not be used in any contest or to reduce claim under the group contract, unless it is in writing. A copy of the application containing such misstatement must have been given to the contractholder or to the insured or to his or her beneficiary, if any. OWNERSHIP OF GROUP CONTRACT The contractholder owns the group contract. The group contract may be changed or amended by agreement between us and the contractholder without the consent of, or notice to, any person claiming rights or benefits under the group contract. However, unless the contractholder owns all of the certificates issued under the group contract, the contractholder does not have any ownership interest in the certificates issued under the group contract. The rights and benefits under the certificates of the owners, insureds and beneficiaries are as set forth in this prospectus and in the certificates.
FEDERAL TAX STATUS
  The discussion contained herein is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state or other tax laws. In addition, this discussion is based on our understanding of federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of current income tax laws or the current interpretations of the Internal Revenue Service.
  We are taxed as a "life insurance company" under the Internal Revenue Code. The operations of the separate account form a part of, and are taxed with, our other business activities. Currently, no federal income tax is payable by us on income dividends received by the separate account or on capital gains arising from the separate account's activities. The separate account is not taxed as a "regulated investment company" under the Code and it does not anticipate any change in that tax status.
  Under Section 7702 of the Code, life insurance contracts such as the policies will be treated as life insurance under the Code if certain tests are met. Guidance on how these tests are to be applied is limited.
  However, the Internal Revenue Service has issued proposed regulations that would specify what will be considered reasonable mortality charges under
Section 7702. In light of these proposed regulations and the other available guidance on the application of the tests under Section 7702, we generally
34
believe that a policy issued in respect of a standard risk should meet the statutory definition of a life insurance contract under Section 7702. With respect to a policy issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk), there is insufficient guidance to determine if such a policy would satisfy the Section 7702 definition of a life insurance contract. If it is subsequently determined that a policy does not satisfy Section 7702, we may take whatever steps are appropriate and necessary to attempt to cause such a policy to comply with Section 7702.
  Section 817(h) of the Code authorizes the Treasury to set standards by regulation or otherwise for the investments of the separate account to be "adequately diversified" in order for the policy to be treated as a life insurance contract for federal tax purposes. The separate account, through the Funds, intends to comply with the diversification requirements prescribed in Regulations Section 1.817-5, which affect how the Funds' assets may be invested. Although the investment adviser of the Series Fund is an affiliate of Minnesota Mutual, Minnesota Mutual does not have control over the Fund or its investments. Nonetheless, Minnesota Mutual believes that each Portfolio of the Series Fund in which the separate account owns shares will be operated in compliance with the requirements prescribed by the Treasury.
  In certain circumstances, owners of variable life policies may be considered the owners, for federal income tax purposes, of the assets of a separate account used to support their policies. In those circumstances, income and gains from the separate account assets would be includable in the variable life owner's gross income. The IRS has stated in published rulings that a variable policy owner will be considered the owner of separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise the investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the contract owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also states that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."
  The ownership rights under the policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, the owner of a policy has the choice of one or more sub-accounts in which to allocate net purchase payments and policy values, and may be able to transfer among sub-accounts more frequently than in such rulings. These differences could result in a policy owner being treated as the owner of the assets of the separate account. In addition, Minnesota Mutual does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. Minnesota Mutual therefore reserves the right to modify the policy as necessary to attempt to prevent a policy owner from being considered the owner of a pro rata share of the assets of the separate account.
  The following discussion assumes that the policy will qualify as a life insurance contract for federal income tax purposes.
  On the death of the insured, the death benefit provided by the policies will be excludable from the gross income of the beneficiary under Section 101(a) of the Internal Revenue Code. The owner is not currently taxed on any part of his or her interest until the owner actually receives cash from the policy. However, taxability may also be determined by the individual's contributions to the policy and prior policy activity. We also believe that policy loans will be treated as indebtedness and will not be currently taxable as income to the policy owner. However, a surrender or partial surrender may have tax consequences. On surrender, an owner will generally not be taxed on values received except to the extent that they exceed the gross premiums paid under the policy. An exception to this general rule occurs in the case of a partial surrender, a decrease in the face amount, or any other change that reduces benefits under the policy in the first 15 years after the policy is issued
35
and that results in a cash distribution to the owner in order for the policy to continue complying with the Section 7702 definitional limits. In that case, such distribution may be taxed in whole or in part as ordinary income (to the extent of any gain in the policy) under rules prescribed in Section 7702. Premiums for additional benefits are not used in the calculation for computing the tax on account values.
  It should be noted, however, that the tax treatment described above is available only for policies not characterized as a modified endowment contract. In general, the tests to make such a determination will have an impact on policies which have a high premium in relation to the death benefit. Thus, under these tests, generally the cumulative premiums paid on a life insurance policy during the first seven contract years cannot exceed the sum of the net level premiums which would be paid under a seven-pay life policy. If the cumulative premiums during the first seven contract years exceed the seven-pay life premiums, the policy is a modified endowment contract.
  Modified endowment contracts would still be treated as life insurance with respect to the tax treatment of death proceeds and to the extent that the inside build-up of account value would not be taxed on a yearly basis. However, any amounts received by the owner, such as loans and amounts received from partial or total surrender of the contract would be subject to the same tax treatment as the same amounts received under an annuity (i.e., such distributions are generally treated as taxable income to the extent that the account value immediately before the distribution exceeds the investment in the policy). This annuity tax treatment includes the 10 percent additional income tax which would be imposed on the portion of any distribution that is included in income except where the distribution or loan is made on or after the owner attains age 59 1/2, or is attributable to the policy owner becoming disabled, or as part of a series of substantially equal periodic payments for the life of the policy owner or the joint lives of the policy owner and beneficiary.
  The modified endowment contract rules apply to all policies entered into on or after June 21, 1988. It should be noted, in addition, that a policy which is subject to a "material change" shall be treated as newly entered into on the date on which such material change takes effect. Appropriate adjustment shall be made in determining whether such a policy meets the seven-pay test by taking into account the previously existing cash surrender value. While certain adjustments described herein may result in a material change, the law provides that any cost of living increase described in the regulations and based upon an established broad-based index will not be treated as a material change if any increase is funded ratably over the remaining period during which premiums are required to be paid under the policy. To date, no regulations under this provision have been issued. Certain reductions in benefits may also cause a policy to become a modified endowment contract.
  Due to the policy's flexibility, classification of a policy as a modified endowment contract will depend upon the circumstances of each policy. Accordingly, a prospective policy owner should contact a competent tax adviser before purchasing a policy to determine the circumstances under which the policy would be a modified endowment contract. In addition, an owner should contact a competent tax adviser before paying any lump sum premiums or making any other change to, including an exchange of, a policy to determine whether that premium or change would cause the policy (or the new policy in the case of an exchange) to be treated as a modified endowment contract.
  All modified endowment contracts issued by us (or an affiliated company) to the same owner during any calendar year will be treated as one modified endowment contract for purposes of determining the amount includable in gross income under Section 72(e) of the Code. Additional rules may be promulgated under this provision to prevent avoidance of its effects through serial contracts or otherwise. For further information on current aggregation rules under this provision, see your own tax adviser. A life insurance policy received in exchange for a modified endowment contract will also be treated as a modified endowment contract. Accordingly, an owner should consult a tax adviser before effecting an exchange of any life insurance policy.
  Generally, interest paid on any loan under a life insurance contract is not deductible. An owner should consult a competent tax adviser before deducting any loan interest.
  The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax adviser regarding the tax attributes of the particular arrangement. Moreover, in recent years, Congress has adopted new rules relating to corporate owned life insurance. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax adviser.
  Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of policy proceeds depend upon the circumstances of each policy owner or beneficiary. A competent tax adviser should be consulted for further information.
  It should be understood that the foregoing description of the federal income tax consequences under the policies is not exhaustive and that special rules are provided with respect to situations not discussed. Statutory changes in the Internal Revenue Code, with varying effective dates, and regulations adopted thereunder may also alter the tax consequences of specific factual situations. Due to the complexity of the applicable laws, tax advice may be needed by a person contemplating the purchase of a variable life insurance policy or exercising elections under such a policy. For further information, a qualified tax adviser should be consulted.
  At the present time, we make no charge to the separate account or from premium payments for any federal, state or local taxes (other than state premium taxes and federal taxes under OBRA) that we incur that may be attributable to such account or to the policies. We, however, reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the separate account or the policies.

YEAR 2000 COMPUTER PROBLEM
  The services provided by Minnesota Mutual to the Separate Account and its policy owners depend on the smooth functioning of its computer systems. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way that dates are encoded, stored and calculated. That failure could have a negative impact on the ability of Advantus Capital and Minnesota Mutual to provide services to contract owners. Minnesota Mutual has been actively working on necessary changes to its computer systems to deal with the year 2000. Although there can be no assurance of complete success, Minnesota Mutual believes that it will be able to resolve these issues on a timely basis and that there will be no material adverse impact on its ability to provide services to the Separate Account.
  In addition, Minnesota Mutual's operations could be impacted by its service providers' or suppliers' year 2000 efforts. Minnesota Mutual has undertaken an initiative to assess the efforts of organizations where there is a significant business relationship; however there is no assurance that Minnesota Mutual will not be affected by year 2000 problems of other organizations.

TRUSTEES AND PRINCIPAL OFFICERS OF MINNESOTA MUTUAL

          Trustees                          Principal Occupation
          --------                          --------------------
 Giulio Agostini            Senior Vice President, Finance and Administrative
                            Services, Minnesota Mining and Manufacturing
                            Company, Maplewood, Minnesota
 Anthony L. Andersen        Chair-Board of Directors, H. B. Fuller Company, St.
                            Paul, Minnesota (Adhesive Products) since June
                            1995, prior thereto for more than five years
                            President and Chief Executive Officer, H. B. Fuller
                            Company
 Leslie S. Biller           President and Chief Operating Officer, Norwest
                            Corporation, Minneapolis, Minnesota (Banking)
 John F. Grundhofer         President and Chief Executive Officer, U.S.
                            Bancorp, Minneapolis, Minnesota (Banking)
 Harold V. Haverty          Retired since May 1995, prior thereto, for more
                            than five years Chairman of the Board, President
                            and Chief Executive Officer, Deluxe Corporation,
                            Shoreview, Minnesota (Check Printing)
 David S. Kidwell, Ph.D.    Dean and Professor of Finance, The Curtis L.
                            Carlson School of Management, University of
                            Minnesota
 Reatha C. King, Ph.D.      President and Executive Director, General Mills
                            Foundation, Minneapolis, Minnesota
 Thomas E. Rohricht         Member, Doherty, Rumble & Butler Professional
                            Association, St. Paul, Minnesota (Attorneys)
 Terry Tinson Saario, Ph.D. Prior to March 1996, and for more than five years,
                            President, Northwest Area Foundation, St. Paul,
                            Minnesota (Private Regional Foundation)
 Robert L. Senkler          Chairman of the Board, President and Chief
                            Executive Officer, The Minnesota Mutual Life
                            Insurance Company since August 1995; prior thereto
                            for more than five years Vice President and
                            Actuary, The Minnesota Mutual Life Insurance
                            Company
 Michael E. Shannon         Chairman, Chief Financial and Administrative
                            Officer, Ecolab Inc., St. Paul, Minnesota (Develops
                            and Markets Cleaning and Sanitizing Products)
 Frederick T. Weyerhaeuser  Retired since April 1998, prior thereto Chairman and Treasurer, Clearwater Investment Trust since
                            May 1996, prior thereto for more than five years,
                            Chairman, Clearwater Management Company, St. Paul,
                            Minnesota (Financial Management)

  Principal Officers (other than Trustees)

            Name                                  Position
            ----                                  --------
 John F. Bruder             Senior Vice President
 Keith M. Campbell          Senior Vice President
 Frederick P. Feuerherm     Vice President
 Robert E. Hunstad          Executive Vice President
 James E. Johnson           Senior Vice President and Actuary
 Michael T. Kellett         Vice President
 Richard D. Lee             Vice President
 Robert M. Olafson          Vice President
 Dennis E. Prohofsky        Senior Vice President, General Counsel and
                            Secretary
 Gregory S. Strong          Senior Vice President and Chief Financial Officer
 Terrence M. Sullivan       Senior Vice President
 Randy F. Wallake           Senior Vice President
 William N. Westhoff        Senior Vice President and Treasurer

  All Trustees who are not also officers of Minnesota Mutual have had the principal occupation (or employers) shown for at least five years. All officers of Minnesota Mutual have been employed by Minnesota Mutual for at least five years with the exception of Mr. Westhoff. Mr. Westhoff has been employed by Minnesota Mutual since April 1998. Prior thereto, Mr. Westhoff was employed by American Express Financial Corporation, Minneapolis, Minnesota, from August 1994 to October 1997 as Senior Vice President, Global Investments and from November 1989 to July 1994 as Senior Vice President, Fixed Income Management.

VOTING RIGHTS
  We will vote the shares of the Funds held in the various sub-accounts of the Variable Universal Life Account at regular and special shareholder meetings of the Funds in accordance with the owner's instructions. If, however, the Investment Company Act of 1940, as amended, or any regulation thereunder should change and we determine that it is permissible to vote the shares of the Funds in our own right, we may elect to do so. The number of votes as to which the owner has the right to instruct will be determined by dividing his or her sub-account value by the net asset value per share of the corresponding Portfolio of the Funds. Fractional shares will be counted. The number of votes as to which the owner has the right to instruct will be determined as of the date coincident with the date established by the Funds for determining shareholders eligible to vote at the meeting of the Funds. Voting instructions will be solicited in writing prior to the meeting in accordance with procedures established by the Funds. We will vote shares of the Funds held by the separate account as to which no instructions are received in proportion to the voting instructions which are received from policy owners with respect to all policies participating in the separate account. Each owner having a voting interest will receive proxy material, reports and other material relating to the Funds.
  We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that shares be voted so as to cause a change in sub-classification or investment policies of the Funds or approve or disapprove an investment advisory contract of the Funds. In addition, we may disregard voting instructions in favor of changes in the investment policies or the investment adviser of one or more of the Funds if we reasonably disapprove of such changes. A change would be disapproved only if the proposed change is contrary to state law or disapproved by state regulatory authorities on a determination that the change would be detrimental to the interests of policy owners or if we determine that the change would be inconsistent with the investment objectives of the Funds or would result in the purchase of securities for the Funds which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts created by us or any of our affiliates which have similar investment objectives. In the event that we disregard voting instructions, a summary of that action and the reason for such action will be included in the owner's next semi-annual report.

DISTRIBUTION OF POLICIES
The policies will be sold by state licensed life insurance producers who are also registered representatives of Ascend Financial Services, Inc. ("Ascend Financial") or of other broker-dealers who have entered into selling agreements with Ascend Financial. Ascend Financial acts as principal underwriter for the policies. Ascend Financial is a wholly-owned subsidiary of MIMLIC Asset Management Company, which in turn is a wholly-owned subsidiary of Minnesota Mutual. MIMLIC Asset Management Company is a registered investment adviser.
  Ascend Financial Services, Inc., whose address is 400 Robert Street North, St. Paul, Minnesota 55101-2098, is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The policies are sold in the states where their sale is lawful. The insurance underwriting and the determination of a proposed insured's risk classification and whether to accept or reject an application for a policy is done in accordance with our rules and standards.

  Commissions to registered representatives on the sale of policies will be premium-based, asset-based or a fixed amount. Commissions for policies under a group-sponsored insurance program will not exceed the equivalent of 50 percent of the portion of all premiums paid in the initial year to cover the cost of insurance, 7 percent of all premiums paid in the initial year in excess of the amount to cover the cost of insurance, and 7 percent of all premiums paid after the initial year.
  The commission schedule for a group-sponsored insurance program will be determined based on a variety of factors, including enrollment procedures, the size and type of the group, the total amount of premium payments to be received, any prior existing relationship with the group sponsor, the sophistication of the group sponsor, and other circumstances of which we are not presently aware.
  In addition, Ascend Financial or Minnesota Mutual will pay, based uniformly on the sales of the policies by registered representatives, credits which allow registered representatives (agents) who are responsible for sales of the policies to attend conventions and other meetings sponsored by Minnesota Mutual or its affiliates for the purpose of promoting the sale of insurance and/or investment products offered by Minnesota Mutual and its affiliates. Such credits may cover the registered representatives' transportation, hotel accommodations, meals, registration fees, etc.

LEGAL MATTERS
  Legal matters in connection with federal securities laws applicable to the issue and sale of the policies have been passed upon by Jones & Blouch L.L.P., 1025 Thomas Jefferson Street, N.W., Suite 405 West, Washington, D.C. 20007. All other legal matters, including the right to issue such policies under Minnesota law and applicable regulations thereunder, have been passed upon by Donald F. Gruber, Assistant General Counsel of Minnesota Mutual.

LEGAL PROCEEDINGS
  As an insurance company, we are ordinarily involved in litigation. Minnesota Mutual is of the opinion that such litigation is not material with respect to the policies or the separate account.

EXPERTS
  The separate financial statements of Minnesota Mutual Variable Universal Life Account and the consolidated financial statements of Minnesota Mutual included in this prospectus have been audited by KPMG Peat Marwick LLP, independent auditors, 4200 Norwest Center, 90 South Seventh Street, Minneapolis, Minnesota 55402, whose reports thereon appear elsewhere herein, and have been so included in reliance upon the authority of said firm as experts in accounting and auditing.
  Actuarial matters included in this prospectus have been examined by Robert
M. Olafson, F.S.A., Vice President and Actuary of Minnesota Mutual, as stated in his opinion filed as an exhibit to the Registration Statement.

REGISTRATION STATEMENT
  We have filed a Registration Statement under the Securities Act of 1933, as amended, with the Securities and Exchange Commission with respect to the policies offered hereby. This prospectus does not contain all the information set forth in the registration statement and amendments thereto and the exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the separate account, Minnesota Mutual, and the policies. Statements contained in this prospectus as to the contents of policies and other legal instruments are summaries, and reference is made to such instruments as filed.
40

                                                   INDEPENDENT AUDITORS' REPORT

The Board of Trustees of The Minnesota Mutual Life Insurance Companyand Policy Owners of Minnesota Mutual Variable Universal Life Account:

  We have audited the accompanying statements of assets and liabilities of the Growth, Bond, Money Market, Asset Allocation, Mortgage Securities, Index 500, Capital Appreciation, International Stock, Small Company, Maturing Government Bond 1998, Maturing Government Bond 2002, Maturing Government Bond 2006, Maturing Government Bond 2010, Value Stock, Contrafund, High Income and Equity-Income Segregated Sub-Accounts of Minnesota Mutual Variable Universal Life Account as of December 31, 1997 and the related statements of operations, statements of changes in net assets for the each of the years in the two-year period ended December 31, 1997 and the period from March 8, 1995 to December 31, 1995 (the year ended December 31, 1997 and the period from May 1, 1996, commencement of operations, to December 31, 1996 for Maturing Government Bond 1998, Maturing Government Bond 2002, Maturing Government Bond 2006, Maturing Government Bond 2010, Contrafund, High Income and Equity-Income Segregated Sub-Accounts) and the financial highlights for the periods presented in footnote
(6). These financial statements and the financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investments owned at December 31, 1997 were confirmed to us by the respective Sub-Account mutual fund group, or, for Advantus Series Fund, Inc. (formerly MIMLIC Series Fund, Inc.), verified by examination of the underlying portfolios. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Growth, Bond, Money Market, Asset Allocation, Mortgage Securities, Index 500, Capital Appreciation, International Stock, Small Company, Maturing Government Bond 1998, Maturing Government Bond 2002, Maturing Government Bond 2006, Maturing Government Bond 2010, Value Stock, Contrafund, High Income and Equity-Income Segregated Sub-Accounts of Minnesota Mutual Variable Universal Life Account at December 31, 1997 and the results of their operations, changes in their net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

                                      KPMG Peat Marwick LLP

Minneapolis, Minnesota
February 20, 1998

 MINNESOTA MUTUAL VARIABLE UNIVERSAL LIFE ACCOUNT

                      STATEMENTS OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1997

                                                          SEGREGATED SUB-ACCOUNTS
                          ----------------------------------------------------------------------------------------
                                         MONEY    ASSET     MORTGAGE    INDEX     CAPITAL    INTERNATIONAL  SMALL
         ASSETS            GROWTH  BOND  MARKET ALLOCATION SECURITIES    500    APPRECIATION     STOCK     COMPANY
         ------           -------- ----- ------ ---------- ---------- --------- ------------ ------------- -------
Investments in shares of
Advantus Series Fund,
Inc.:
 Growth Portfolio,
 211,296 shares at net
 asset value of $2.40
 per share (cost
 $468,410)                $507,068   --    --        --        --           --        --           --         --
 Bond Portfolio, 3,336
 shares at net asset
 value of $1.33 per
 share (cost $4,206)           --  4,423   --        --        --           --        --           --         --
 Money Market Portfolio,
 4,996 shares at net as-
 set value of $1.00 per
 share (cost $4,996)           --    --  4,996       --        --           --        --           --         --
 Asset Allocation Port-
 folio, 135,636 shares
 at net asset value of
 $2.03 per share (cost
 $259,559)                     --    --    --    275,133       --           --        --           --         --
 Mortgage Securities
 Portfolio, 1,725 shares
 at net asset value of
 $1.21 per share (cost
 $1,994)                       --    --    --        --      2,089          --        --           --         --
 Index 500 Portfolio,
 737,466 shares at net
 asset value of $3.10
 per share (cost
 $1,728,209)                   --    --    --        --        --     2,288,863       --           --         --
 Capital Appreciation
 Portfolio, 7,039 shares
 at net asset value of
 $2.85 per share (cost
 $16,485)                      --    --    --        --        --           --     20,074          --         --
 International Stock
 Portfolio, 6,398 shares
 at net asset value of
 $1.71 per share (cost
 $9,904)                       --    --    --        --        --           --        --        10,912        --
 Small Company Portfo-
 lio, 53,624 shares at
 net asset value of
 $1.65 per share (cost
 $83,283)                      --    --    --        --        --           --        --           --      88,724
                          -------- ----- -----   -------     -----    ---------    ------       ------     ------
                           507,068 4,423 4,996   275,133     2,089    2,288,863    20,074       10,912     88,724
Receivable from Minne-
sota Mutual for policy
purchase payments               82   --    --        --        --           --        --            82         82
Receivable for invest-
ments sold                   2,825    24     4     2,914        28       10,244       102          118      1,099
                          -------- ----- -----   -------     -----    ---------    ------       ------     ------
   Total assets            509,975 4,447 5,000   278,047     2,117    2,299,107    20,176       11,112     89,905
                          -------- ----- -----   -------     -----    ---------    ------       ------     ------
       LIABILITIES
       -----------
Payable for investments
purchased                       82   --    --        --        --           --        --            82         82
Payable to Minnesota
Mutual for policy
terminations and
mortality and expense
charges                      2,825    24     4     2,914        28       10,244       102          118      1,099
                          -------- ----- -----   -------     -----    ---------    ------       ------     ------
   Total liabilities         2,907    24     4     2,914        28       10,244       102          200      1,181
                          -------- ----- -----   -------     -----    ---------    ------       ------     ------
NET ASSETS APPLICABLE TO
POLICY OWNERS             $507,068 4,423 4,996   275,133     2,089    2,288,863    20,074       10,912     88,724
                          ======== ===== =====   =======     =====    =========    ======       ======     ======
UNITS OUTSTANDING          297,099 3,719 4,453   187,443     1,743    1,231,985    11,926        7,857     64,545
                          ======== ===== =====   =======     =====    =========    ======       ======     ======
NET ASSET VALUE PER UNIT  $   1.71  1.19  1.12      1.47      1.20         1.86      1.68         1.39       1.37
                          ======== ===== =====   =======     =====    =========    ======       ======     ======

                See accompanying notes to financial statements.

             MINNESOTA MUTUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                      STATEMENTS OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1997

                                                   SEGREGATED SUB-ACCOUNTS
                         ----------------------------------------------------------------------------
                          MATURING   MATURING   MATURING   MATURING
                         GOVERNMENT GOVERNMENT GOVERNMENT GOVERNMENT VALUE              HIGH  EQUITY-
         ASSETS          BOND 1998  BOND 2002  BOND 2006  BOND 2010  STOCK  CONTRAFUND INCOME INCOME
         ------          ---------- ---------- ---------- ---------- ------ ---------- ------ -------
Investments in shares
 of Advantus Series
 Fund, Inc.:
 Maturing Government
  Bond 1998 Portfolio,
  1,018 shares at net
  asset value of $1.08
  per share (cost
  $1,050)                  $1,102       --         --         --        --       --       --     --
 Maturing Government
  Bond 2002 Portfolio,
  1,065 shares at net
  asset value of $1.07
  per share (cost
  $1,114)                     --      1,143        --         --        --       --       --     --
 Maturing Government
  Bond 2006 Portfolio,
  1,044 shares at net
  asset value of $1.16
  per share (cost
  $1,122)                               --       1,209        --        --       --       --     --
 Maturing Government
  Bond 2010 Portfolio,
  1,001 shares at net
  asset value of $1.29
  per share (cost
  $1,068)                     --        --         --       1,294       --       --       --     --
 Value Stock Portfolio,
  11,103 shares at net
  asset value of $1.73
  per share (cost
  $17,796)                    --        --         --         --     19,225      --       --     --
Investments in shares
 of Fidelity Variable
 Insurance
 Products Fund II:
 Contrafund Portfolio,
  2,154 shares at net
  asset value of $19.94
  per share (cost
  $32,284)                    --        --         --         --        --    42,954      --     --
Investments in shares
 of Fidelity Variable
 Insurance
 Products Fund:
 High Income Portfolio,
  2,930 shares at net
  asset value of $13.58
  per share (cost
  $34,414)                    --        --         --         --        --       --    39,796    --
 Equity-Income
  Portfolio, 1,844
  shares at net asset
  value of $24.28 per
  share (cost $36,773)        --        --         --         --        --       --       --  44,768
                           ------     -----      -----      -----    ------   ------   ------ ------
                            1,102     1,143      1,209      1,294    19,225   42,954   39,796 44,768
Receivable for
 investments sold             --        --         --         --        157        7       11     51
                           ------     -----      -----      -----    ------   ------   ------ ------
   Total assets             1,102     1,143      1,209      1,294    19,382   42,961   39,807 44,819
                           ------     -----      -----      -----    ------   ------   ------ ------
      LIABILITIES
      -----------
Payable to Minnesota
 Mutual for policy
 terminations and
 mortality and expense
 charges                      --        --         --         --        157        7       11     51
                           ------     -----      -----      -----    ------   ------   ------ ------
NET ASSETS APPLICABLE
 TO POLICY OWNERS          $1,102     1,143      1,209      1,294    19,225   42,954   39,796 44,768
                           ======     =====      =====      =====    ======   ======   ====== ======
UNITS OUTSTANDING           1,000     1,000      1,000      1,012    10,536   31,208   31,854 33,024
                           ======     =====      =====      =====    ======   ======   ====== ======
NET ASSET VALUE PER
 UNIT                      $ 1.10      1.14       1.21       1.29      1.83     1.38     1.25   1.36
                           ======     =====      =====      =====    ======   ======   ====== ======

                See accompanying notes to financial statements.

 MINNESOTA MUTUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                            STATEMENTS OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 1997

                                                        SEGREGATED SUB-ACCOUNTS
                         -----------------------------------------------------------------------------------------
                                         MONEY    ASSET     MORTGAGE   INDEX      CAPITAL    INTERNATIONAL  SMALL
                          GROWTH   BOND  MARKET ALLOCATION SECURITIES   500     APPRECIATION     STOCK     COMPANY
                         --------  ----  ------ ---------- ---------- --------  ------------ ------------- -------
Investment income
(loss):
 Investment income
 distributions from
 underlying mutual
 fund
 (note 4)                $    153   167    202        451      106      18,065        --           238           1
 Mortality and expense
 charges (note 3)            (418)  (18)   (20)      (314)      (9)     (8,779)       (77)         (45)       (357)
                         --------  ----   ----   --------     ----    --------     ------       ------     -------
     Investment income
     (loss)--net             (265)  149    182        137       97       9,286        (77)         193        (356)
                         --------  ----   ----   --------     ----    --------     ------       ------     -------
Realized and unrealized
gains on investments--
net:
 Realized gain distri-
 butions from under-
 lying mutual fund
 (note 4)                   3,958   --     --         937      --       22,823      1,258          119         --
                         --------  ----   ----   --------     ----    --------     ------       ------     -------
 Realized gains on
 sales of investments:
   Proceeds from sales     11,361   280    446    176,413      330     158,947      2,216        1,160      12,328
   Cost of investments
   sold                   (11,165) (275)  (446)  (171,954)    (323)   (125,353)    (2,045)      (1,041)    (11,965)
                         --------  ----   ----   --------     ----    --------     ------       ------     -------
                              196     5    --       4,459        7      33,594        171          119         363
                         --------  ----   ----   --------     ----    --------     ------       ------     -------
     Net realized gains
     on investments         4,154     5    --       5,396        7      56,417      1,429          238         363
                         --------  ----   ----   --------     ----    --------     ------       ------     -------
 Net change in
 unrealized
 appreciation or
 depreciation of
 investments               37,650   153    --      15,221       46     395,787      2,498          350       5,653
                         --------  ----   ----   --------     ----    --------     ------       ------     -------
     Net gains on in-
     vestments             41,804   158    --      20,617       53     452,204      3,927          588       6,016
                         --------  ----   ----   --------     ----    --------     ------       ------     -------
Net increase (decrease)
in net assets resulting
from operations          $ 41,539   307    182     20,754      150     461,490      3,850          781       5,660
                         ========  ====   ====   ========     ====    ========     ======       ======     =======

                See accompanying notes to financial statements.

             MINNESOTA MUTUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                            STATEMENTS OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 1997

                                                      SEGREGATED SUB-ACCOUNTS
                         -----------------------------------------------------------------------------------
                          MATURING   MATURING   MATURING   MATURING
                         GOVERNMENT GOVERNMENT GOVERNMENT GOVERNMENT
                            BOND       BOND       BOND       BOND    VALUE   CONTRA-  HIGH   EQUITY-
                            1998       2002       2006       2010    STOCK    FUND   INCOME  INCOME
                         ---------- ---------- ---------- ---------- ------  ------- ------  -------
Investment income:
 Investment income
 distributions from
 underlying mutual fund
 (note 4)                   $56         56         55         51        211     286  2,338      569
 Mortality and expense
 charges (note 3)            (5)        (5)        (6)        (6)       (78)   (192)  (181)    (169)
                            ---        ---        ---        ---     ------   -----  -----    -----
   Investment income--
   net                       51         51         49         45        133      94  2,157      400
                            ---        ---        ---        ---     ------   -----  -----    -----
Realized and unrealized
gains on investments--
net:
 Realized gain distri-
 butions from under-
 lying mutual fund
 (note 4)                     2          8         16         10      1,700     757    289    2,859
                            ---        ---        ---        ---     ------   -----  -----    -----
 Realized gains on
 sales of investments:
   Proceeds from sales        5          5          5          6      1,803     344    299      747
   Cost of investments
   sold                      (5)        (5)        (5)        (6)    (1,534)   (275)  (277)    (666)
                            ---        ---        ---        ---     ------   -----  -----    -----
                            --         --         --         --         269      69     22       81
                            ---        ---        ---        ---     ------   -----  -----    -----
   Net realized gains on
   investments                2          8         16         10      1,969     826    311    2,940
                            ---        ---        ---        ---     ------   -----  -----    -----
 Net change in
 unrealized
 appreciation or
 depreciation of
 investments                  5         25         65        125        386   7,142  3,238    6,007
                            ---        ---        ---        ---     ------   -----  -----    -----
   Net gains on invest-
   ments                      7         33         81        135      2,355   7,968  3,549    8,947
                            ---        ---        ---        ---     ------   -----  -----    -----
Net increase in net as-
sets resulting from op-
erations                    $58         84        130        180      2,488   8,062  5,706    9,347
                            ===        ===        ===        ===     ======   =====  =====    =====

                See accompanying notes to financial statements.

 MINNESOTA MUTUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                            STATEMENTS OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 1996

                                                      SEGREGATED SUB-ACCOUNTS
                         -------------------------------------------------------------------------------------
                                       MONEY    ASSET     MORTGAGE   INDEX      CAPITAL    INTERNATION  SMALL
                         GROWTH  BOND  MARKET ALLOCATION SECURITIES   500     APPRECIATION    STOCK    COMPANY
                         ------  ----  ------ ---------- ---------- --------  ------------ ----------- -------
Investment income
(loss):
 Investment income dis-
 tributions from under-
 lying mutual fund
 (note 4)                $   73   111    108      117         80       9,083        --          127       113
 Mortality and expense
 charges (note 3)           (51)  (12)   (11)     (23)        (7)     (4,074)       (49)        (27)     (245)
                         ------  ----   ----     ----       ----    --------     ------      ------    ------
   Investment income
   (loss)--net               22    99     97       94         73       5,009        (49)        100      (132)
                         ------  ----   ----     ----       ----    --------     ------      ------    ------
Realized and unrealized
gains (losses) on in-
vestments--net:
 Realized gain distri-
 butions from under-
 lying mutual fund
 (note 4)                   689    20    --       214        --        4,702        221         139     5,128
                         ------  ----   ----     ----       ----    --------     ------      ------    ------
 Realized gains on
 sales of investments:
   Proceeds from sales    1,863   498    859      441        241     122,254      2,445       2,242     5,459
   Cost of investments
   sold                  (1,769) (489)  (859)    (430)      (238)   (111,122)    (2,219)     (2,082)   (5,051)
                         ------  ----   ----     ----       ----    --------     ------      ------    ------
                             94     9    --        11          3      11,132        226         160       408
                         ------  ----   ----     ----       ----    --------     ------      ------    ------
   Net realized gains on
   investments              783    29    --       225          3      15,834        447         299     5,536
                         ------  ----   ----     ----       ----    --------     ------      ------    ------
 Net change in
 unrealized
 appreciation or
 depreciation of
 investments                729   (40)   --       236         (9)    137,153      1,067         553    (2,764)
                         ------  ----   ----     ----       ----    --------     ------      ------    ------
   Net gains (losses) on
   investments            1,512   (11)   --       461         (6)    152,987      1,514         852     2,772
                         ------  ----   ----     ----       ----    --------     ------      ------    ------
Net increase in net
assets resulting from
operations               $1,534    88     97      555         67     157,996      1,465         952     2,640
                         ======  ====   ====     ====       ====    ========     ======      ======    ======

                See accompanying notes to financial statements.

             MINNESOTA MUTUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                            STATEMENTS OF OPERATIONS

                         YEAR ENDED DECEMBER 31, 1996*

                                                  SEGREGATED SUB-ACCOUNTS
                         ---------------------------------------------------------------------------
                          MATURING   MATURING   MATURING   MATURING
                         GOVERNMENT GOVERNMENT GOVERNMENT GOVERNMENT
                            BOND       BOND       BOND       BOND    VALUE   CONTRA-  HIGH   EQUITY-
                            1998       2002       2006       2010    STOCK    FUND   INCOME  INCOME
                         ---------- ---------- ---------- ---------- ------  ------- ------  -------
Investment income
(loss):
 Investment income dis-
 tributions from under-
 lying mutual fund
 (note 4)                   $--         58         60        --          67     --     --       --
 Mortality and expense
 charges (note 3)             (3)       (3)        (3)        (3)       (35)    (87)   (87)     (85)
                            ----       ---        ---        ---     ------   -----  -----    -----
   Investment income
   (loss)--net                (3)       55         57         (3)        32     (87)   (87)     (85)
                            ----       ---        ---        ---     ------   -----  -----    -----
Realized and unrealized
gains on investments--
net:
 Realized gain distri-
 butions from under-
 lying mutual fund
 (note 4)                    --        --         --         --         540     --     --       --
                            ----       ---        ---        ---     ------   -----  -----    -----
 Realized gains on
 sales of investments:
   Proceeds from sales         3         3          3          3      2,286      93     87       97
   Cost of investments
   sold                       (3)       (3)        (3)        (3)    (1,970)    (90)   (84)     (95)
                            ----       ---        ---        ---     ------   -----  -----    -----
                             --        --         --         --         316       3      3        2
                            ----       ---        ---        ---     ------   -----  -----    -----
   Net realized gains on
   investments               --        --         --         --         856       3      3        2
                            ----       ---        ---        ---     ------   -----  -----    -----
 Net change in
 unrealized apprecia-
 tion or depreciation
 of investments               47         4         22        101      1,007   3,528  2,144    1,988
                            ----       ---        ---        ---     ------   -----  -----    -----
   Net gains on invest-
   ments                      47         4         22        101      1,863   3,531  2,147    1,990
                            ----       ---        ---        ---     ------   -----  -----    -----
Net increase in net as-
sets resulting from op-
erations                    $ 44        59         79         98      1,895   3,444  2,060    1,905
                            ====       ===        ===        ===     ======   =====  =====    =====

* Period from May 1, 1996, commencement of operations, to December 31, 1996 for Maturing Government Bond 1998, Maturing Government Bond 2002, Maturing Government Bond 2006, Maturing Government Bond 2010, Contrafund, High Income and Equity-Income Segregated Sub-Accounts.

                See accompanying notes to financial statements.

 MINNESOTA MUTUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                            STATEMENTS OF OPERATIONS

 FOR THE PERIOD FROM MARCH 8, 1995, COMMENCEMENT OF OPERATIONS, TO DECEMBER 31,
                                      1995

                                                          SEGREGATED SUB-ACCOUNTS
                         ---------------------------------------------------------------------------------------------
                                      MONEY    ASSET     MORTGAGE   INDEX     CAPITAL    INTERNATIONAL  SMALL   VALUE
                         GROWTH BOND  MARKET ALLOCATION SECURITIES   500    APPRECIATION     STOCK     COMPANY  STOCK
                         ------ ----  ------ ---------- ---------- -------  ------------ ------------- -------  ------
Investment income
(loss):
 Investment income
 distributions from
 underlying mutual fund
 (note 4)                 $--   --      31       --         --         --         --          --           48       32
 Mortality and expense
 charges (note 3)           (9)  (4)    (3)       (5)        (3)      (599)       (10)         (6)        (74)      (7)
                          ----  ---    ---     -----       ----    -------     ------        ----      ------   ------
   Investment income
   (loss)--net              (9)  (4)    28        (5)        (3)      (599)       (10)         (6)        (26)      25
                          ----  ---    ---     -----       ----    -------     ------        ----      ------   ------
Realized and unrealized
gains on investments--
net:
 Realized gain
 distributions from
 underlying mutual fund
 (note 4)                  --   --     --        --         --         --         --          --          417      174
                          ----  ---    ---     -----       ----    -------     ------        ----      ------   ------
 Realized gains on
 sales of investments:
   Proceeds from sales     630   57     10     1,041        111     48,401      1,760         107       3,715    1,706
   Cost of investments
   sold                   (611) (55)   (10)     (982)      (109)   (47,208)    (1,645)       (105)     (3,506)  (1,568)
                          ----  ---    ---     -----       ----    -------     ------        ----      ------   ------
                            19    2    --         59          2      1,193        115           2         209      138
                          ----  ---    ---     -----       ----    -------     ------        ----      ------   ------
   Net realized gains on
   investments              19    2    --         59          2      1,193        115           2         626      312
                          ----  ---    ---     -----       ----    -------     ------        ----      ------   ------
 Net change in
 unrealized
 appreciation or
 depreciation of
 investments               279  104    --        117         58     27,714         24         105       2,552       36
                          ----  ---    ---     -----       ----    -------     ------        ----      ------   ------
   Net gains on
   investments             298  106    --        176         60     28,907        139         107       3,178      348
                          ----  ---    ---     -----       ----    -------     ------        ----      ------   ------
Net increase in net
assets resulting from
operations                $289  102     28       171         57     28,308        129         101       3,152      373
                          ====  ===    ===     =====       ====    =======     ======        ====      ======   ======

                See accompanying notes to financial statements.

             MINNESOTA MUTUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                      STATEMENTS OF CHANGES IN NET ASSETS

                          YEAR ENDED DECEMBER 31, 1997

                                                          SEGREGATED SUB-ACCOUNTS
                          --------------------------------------------------------------------------------------------
                                           MONEY     ASSET     MORTGAGE    INDEX      CAPITAL    INTERNATIONAL  SMALL
                           GROWTH   BOND   MARKET  ALLOCATION SECURITIES    500     APPRECIATION     STOCK     COMPANY
                          --------  -----  ------  ---------- ---------- ---------  ------------ ------------- -------
Operations:
 Investment income
 (loss)--net              $   (265)   149    182         137       97        9,286        (77)         193        (356)
 Net realized gains on
 investments                 4,154      5    --        5,396        7       56,417      1,429          238         363
 Net change in
 unrealized appreciation
 or depreciation of
 investments                37,650    153    --       15,221       46      395,787      2,498          350       5,653
                          --------  -----  -----    --------    -----    ---------     ------       ------     -------
Net increase (decrease)
in net assets resulting
from operations             41,539    307    182      20,754      150      461,490      3,850          781       5,660
                          --------  -----  -----    --------    -----    ---------     ------       ------     -------
Policy transactions
(notes 3, 4 and 5):
 Policy purchase pay-
 ments                     462,867  1,683  2,214     423,813      767      706,336      6,855        5,510      41,540
 Policy withdrawals and
 charges                   (10,943)  (260)  (426)   (176,099)    (321)    (150,168)    (2,139)      (1,115)    (11,971)
                          --------  -----  -----    --------    -----    ---------     ------       ------     -------
Increase in net assets
from policy transactions   451,924  1,423  1,788     247,714      446      556,168      4,716        4,395      29,569
                          --------  -----  -----    --------    -----    ---------     ------       ------     -------
Increase in net assets     493,463  1,730  1,970     268,468      596    1,017,658      8,566        5,176      35,229
Net assets at the begin-
ning of year                13,605  2,693  3,026       6,665    1,493    1,271,205     11,508        5,736      53,495
                          --------  -----  -----    --------    -----    ---------     ------       ------     -------
Net assets at the end of
year                      $507,068  4,423  4,996     275,133    2,089    2,288,863     20,074       10,912      88,724
                          ========  =====  =====    ========    =====    =========     ======       ======     =======


                See accompanying notes to financial statements.

 MINNESOTA MUTUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                      STATEMENTS OF CHANGES IN NET ASSETS

                          YEAR ENDED DECEMBER 31, 1997

                                                   SEGREGATED SUB-ACCOUNTS
                          ----------------------------------------------------------------------------
                           MATURING   MATURING   MATURING   MATURING
                          GOVERNMENT GOVERNMENT GOVERNMENT GOVERNMENT
                             BOND       BOND       BOND       BOND    VALUE   CONTRA-   HIGH   EQUITY-
                             1998       2002       2006       2010    STOCK    FUND    INCOME  INCOME
                          ---------- ---------- ---------- ---------- ------  -------  ------  -------
Operations:
 Investment income--net     $   51        51         49         45       133      94    2,157     400
 Net realized gains on
 investments                     2         8         16         10     1,969     826      311   2,940
 Net change in
 unrealized appreciation
 or depreciation of
 investments                     5        25         65        125       386   7,142    3,238   6,007
                            ------     -----      -----      -----    ------  ------   ------  ------
Net increase in net as-
sets resulting from op-
erations                        58        84        130        180     2,488   8,062    5,706   9,347
                            ------     -----      -----      -----    ------  ------   ------  ------
Policy transactions
(notes 3, 4 and 5):
 Policy purchase pay-
 ments                         --        --         --          16    10,010   1,127    2,245   3,715
 Policy withdrawals and
 charges                       --        --         --         --     (1,724)    (66)    (120)   (523)
                            ------     -----      -----      -----    ------  ------   ------  ------
Increase in net assets
from policy transactions       --        --         --          16     8,286   1,061    2,125   3,192
                            ------     -----      -----      -----    ------  ------   ------  ------
Increase in net assets          58        84        130        196    10,774   9,123    7,831  12,539
Net assets at the begin-
ning of year                 1,044     1,059      1,079      1,098     8,451  33,831   31,965  32,229
                            ------     -----      -----      -----    ------  ------   ------  ------
Net assets at the end of
year                        $1,102     1,143      1,209      1,294    19,225  42,954   39,796  44,768
                            ======     =====      =====      =====    ======  ======   ======  ======

                See accompanying notes to financial statements.

             MINNESOTA MUTUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                      STATEMENTS OF CHANGES IN NET ASSETS

                          YEAR ENDED DECEMBER 31, 1996

                                                          SEGREGATED SUB-ACCOUNTS
                          -------------------------------------------------------------------------------------------
                                          MONEY     ASSET     MORTGAGE    INDEX      CAPITAL    INTERNATIONAL  SMALL
                          GROWTH   BOND   MARKET  ALLOCATION SECURITIES    500     APPRECIATION     STOCK     COMPANY
                          -------  -----  ------  ---------- ---------- ---------  ------------ ------------- -------
Operations:
 Investment income
 (loss)--net              $    22     99     97        94         73        5,009        (49)         100       (132)
 Net realized gains on
 investments                  783     29    --        225          3       15,834        447          299      5,536
 Net change in
 unrealized appreciation
 or depreciation of
 investments                  729    (40)   --        236         (9)     137,153      1,067          553     (2,764)
                          -------  -----  -----     -----      -----    ---------     ------       ------     ------
Net increase in net
assets resulting from
operations                  1,534     88     97       555         67      157,996      1,465          952      2,640
                          -------  -----  -----     -----      -----    ---------     ------       ------     ------
Policy transactions
(notes 3, 4 and 5):
 Policy purchase pay-
 ments                      7,575  1,269  2,582     3,774        485      698,664      6,147        3,141     13,908
 Policy withdrawals and
 charges                   (1,812)  (486)  (848)     (418)      (234)    (118,180)    (2,396)      (2,215)    (5,214)
                          -------  -----  -----     -----      -----    ---------     ------       ------     ------
Increase in net assets
from policy transactions    5,763    783  1,734     3,356        251      580,484      3,751          926      8,694
                          -------  -----  -----     -----      -----    ---------     ------       ------     ------
Increase in net assets      7,297    871  1,831     3,911        318      738,480      5,216        1,878     11,334
Net assets at the
beginning of year           6,308  1,822  1,195     2,754      1,175      532,725      6,292        3,858     42,161
                          -------  -----  -----     -----      -----    ---------     ------       ------     ------
Net assets at the end of
year                      $13,605  2,693  3,026     6,665      1,493    1,271,205     11,508        5,736     53,495
                          =======  =====  =====     =====      =====    =========     ======       ======     ======


                See accompanying notes to financial statements.

 MINNESOTA MUTUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                      STATEMENTS OF CHANGES IN NET ASSETS

                         YEAR ENDED DECEMBER 31, 1996*

                                                   SEGREGATED SUB-ACCOUNTS
                          ----------------------------------------------------------------------------
                           MATURING   MATURING   MATURING   MATURING
                          GOVERNMENT GOVERNMENT GOVERNMENT GOVERNMENT
                             BOND       BOND       BOND       BOND    VALUE   CONTRA-   HIGH   EQUITY-
                             1998       2002       2006       2010    STOCK    FUND    INCOME  INCOME
                          ---------- ---------- ---------- ---------- ------  -------  ------  -------
Operations:
 Investment income
 (loss)--net                $   (3)       55         57         (3)       32     (87)     (87)    (85)
 Net realized gains on
 investments                   --        --         --         --        856       3        3       2
 Net change in
 unrealized appreciation
 or depreciation of
 investments                    47         4         22        101     1,007   3,528    2,144   1,988
                            ------     -----      -----      -----    ------  ------   ------  ------
Net increase in net
assets resulting from
operations                      44        59         79         98     1,895   3,444    2,060   1,905
                            ------     -----      -----      -----    ------  ------   ------  ------
Policy transactions
(notes 3, 4 and 5):
 Policy purchase
 payments                    1,000     1,000      1,000      1,000     4,143  30,393   29,905  30,336
 Policy withdrawals and
 charges                       --        --         --         --     (2,251)     (6)     --      (12)
                            ------     -----      -----      -----    ------  ------   ------  ------
Increase in net assets
from policy transactions     1,000     1,000      1,000      1,000     1,892  30,387   29,905  30,324
                            ------     -----      -----      -----    ------  ------   ------  ------
Increase in net assets       1,044     1,059      1,079      1,098     3,787  33,831   31,965  32,229
Net assets at the
beginning of period            --        --         --         --      4,664     --       --      --
                            ------     -----      -----      -----    ------  ------   ------  ------
Net assets at the end of
period                      $1,044     1,059      1,079      1,098     8,451  33,831   31,965  32,229
                            ======     =====      =====      =====    ======  ======   ======  ======

* Period from May 1, 1996, commencement of operations, to December 31, 1996 for Maturing Government Bond 1998, Maturing Government Bond 2002, Maturing Government Bond 2006, Maturing Government Bond 2010, Contrafund, High Income and Equity-Income Segregated Sub-Accounts.


                See accompanying notes to financial statements.

             MINNESOTA MUTUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                      STATEMENTS OF CHANGES IN NET ASSETS

 FOR THE PERIOD FROM MARCH 8, 1995, COMMENCEMENT OF OPERATIONS, TO DECEMBER 31,
                                      1995

                                                           SEGREGATED SUB-ACCOUNTS
                         ------------------------------------------------------------------------------------------------
                                        MONEY     ASSET     MORTGAGE   INDEX     CAPITAL    INTERNATIONAL  SMALL   VALUE
                         GROWTH  BOND   MARKET  ALLOCATION SECURITIES   500    APPRECIATION     STOCK     COMPANY  STOCK
                         ------  -----  ------  ---------- ---------- -------  ------------ ------------- -------  ------
Operations:
 Investment income
 (loss)--net             $   (9)    (4)    28         (5)       (3)      (599)       (10)          (6)       (26)      25
 Net realized gains on
 investments                 19      2    --          59         2      1,193        115            2        626      312
 Net change in
 unrealized apprecia-
 tion or depreciation
 of investments             279    104    --         117        58     27,714         24          105      2,552       36
                         ------  -----  -----     ------     -----    -------     ------        -----     ------   ------
Net increase in net as-
sets resulting from op-
erations                    289    102     28        171        57     28,308        129          101      3,152      373
                         ------  -----  -----     ------     -----    -------     ------        -----     ------   ------
Policy transactions
(notes 3, 4 and 5):
 Policy purchase pay-
 ments                    6,640  1,773  1,174      3,619     1,226    552,219      7,913        3,858     42,650    5,990
 Policy withdrawals and
 charges                   (621)   (53)    (7)    (1,036)     (108)   (47,802)    (1,750)        (101)    (3,641)  (1,699)
                         ------  -----  -----     ------     -----    -------     ------        -----     ------   ------
Increase in net assets
from policy transac-
tions                     6,019  1,720  1,167      2,583     1,118    504,417      6,163        3,757     39,009    4,291
                         ------  -----  -----     ------     -----    -------     ------        -----     ------   ------
Increase in net assets    6,308  1,822  1,195      2,754     1,175    532,725      6,292        3,858     42,161    4,664
Net assets at the be-
ginning of period           --     --     --         --        --         --         --           --         --       --
                         ------  -----  -----     ------     -----    -------     ------        -----     ------   ------
Net assets at the end
of period                $6,308  1,822  1,195      2,754     1,175    532,725      6,292        3,858     42,161    4,664
                         ======  =====  =====     ======     =====    =======     ======        =====     ======   ======


                See accompanying notes to financial statements.

 MINNESOTA MUTUAL VARIABLE UNIVERSAL LIFE ACCOUNT


NOTES TO FINANCIAL STATEMENTS

(1) ORGANIZATION

The Minnesota Mutual Variable Universal Life Account (the Account) was established on August 8, 1994 as a segregated asset account of The Minnesota Mutual Life Insurance Company (Minnesota Mutual) under Minnesota law and is registered as a unit investment trust under the Investment Company Act of 1940 (as amended). The Account commenced operations on March 8, 1995. The Account currently has seventeen segregated sub-accounts to which policy owners may allocate their purchase payments. The Account charges a mortality and expense risk charge which varies based on the group-sponsored insurance program under which the policy is issued. The financial statements presented herein include only the segregated sub-accounts where the mortality and expense risk charge amounts to .50 percent on an annual basis.
  The assets of each segregated sub-account are held for the exclusive benefit of the group-sponsored variable universal life insurance policy owners and are not chargeable with liabilities arising out of the business conducted by any other account or by Minnesota Mutual. Variable universal life policy owners allocate their purchase payments to one or more of the seventeen segregated sub-accounts. Such payments are then invested in shares of Advantus Series Fund, Inc., (formerly MIMLIC Series Fund, Inc.) Fidelity Variable Insurance Products Fund II or Fidelity Variable Insurance Products Fund (the Underlying Funds). Each of the Underlying Funds is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Payments allocated to the Growth, Bond, Money Market, Asset Allocation, Mortgage Securities, Index 500, Capital Appreciation, International Stock, Small Company, Maturing Government Bond 1998, Maturing Government Bond 2002, Maturing Government Bond 2006, Maturing Government Bond 2010, Value Stock, Contrafund, High Income and Equity-Income segregated sub-accounts are invested in shares of the Growth, Bond, Money Market, Asset Allocation, Mortgage Securities, Index 500, Capital Appreciation, International Stock, Small Company, Maturing Government Bond 1998, Maturing Government Bond 2002, Maturing Government Bond 2006, Maturing Government Bond 2010 and Value Stock Portfolios of the Advantus Series Fund, Inc., Contrafund Portfolio of the Fidelity Variable Insurance Products Fund II and High Income and Equity-Income Portfolios of the Fidelity Variable Insurance Products Fund, respectively.
  Ascend Financial Services, Inc. (formerly MIMLIC Sales Corporation) acts as the underwriter for the Account. Advantus Capital Management, Inc. acts as the investment adviser for the Advantus Series Fund, Inc. Ascend Financial Services, Inc. and Advantus Capital Management, Inc. are wholly-owned subsidiaries of MIMLIC Asset Management Company. MIMLIC Asset Management Company is a wholly-owned subsidiary of Minnesota Mutual.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the period. Actual results could differ from those estimates.

Investments in Underlying Funds
Investments in shares of the Underlying Funds are stated at market value which is the net asset value per share as determined daily by each of the Underlying Funds. Investment transactions are accounted for on the date the shares are purchased or sold. The cost of investments sold is determined on the average cost method. All dividend distributions received from the Underlying Funds are reinvested in additional shares of the Underlying Funds and are recorded by the sub-accounts on the ex-dividend date.

                               MINNESOTA MUTUAL VARIABLE UNIVERSAL LIFE ACCOUNT

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Federal Income Taxes
The Account is treated as part of Minnesota Mutual for federal income tax purposes. Under current interpretations of existing federal income tax law, no income taxes are payable on investment income or capital gain distributions received by the Account from the Underlying Funds.

(3) MORTALITY AND EXPENSE AND OTHER POLICY CHARGES

The mortality and expense charge paid to Minnesota Mutual is computed daily and is equal, on an annual basis, to .50 percent of the average daily net assets of the Account. This charge is an expense of the Account and is deducted daily from net assets of the Account.

  Policy purchase payments are reflected net of the following charges paid to Minnesota Mutual:

  A sales load of up to 5 percent is deducted from each premium payment. Total sales charges deducted from premium payments for the years ended December 31, 1997 and 1996 and the period from March 8, 1995 to December 31, 1995 amounted to $59,103, $27,054 and $311, respectively.

  A premium tax charge in the amount of .75 to 3.50 percent is deducted from each premium payment. Premium taxes are paid to state and local governments. Total premium tax charges deducted from premium payments for the years ended December 31, 1997 and 1996 and the period from March 8, 1995 to December 31, 1995 amounted to $40,561, $8,636 and $827, respectively.

  A federal tax charge of up to .25 percent for group-sponsored policies and up to 1.25 percent for an individual policy is deducted from each premium payment. The federal tax charge is paid to offset additional corporate federal income taxes incurred by Minnesota Mutual under the Omnibus Budget Reconciliation Act of 1990. Total federal tax charges for the years ended December 31, 1997 and 1996 and the period from March 8, 1995 to December 31, 1995 amounted to $13,345, $2,330 and $103, respectively.

  In addition to deductions from premium payments, an administration charge, a partial surrender charge, a cost of insurance charge and a charge for additional benefits provided by rider, if any, are assessed from the actual cash value of each policy. These charges are paid by redeeming units of the Account held by the policy owner. The administration charge varies based upon the number of eligible members in a group-sponsored program and ranges from $1 to $4 per month. The partial surrender charge is to cover administrative costs incurred by Minnesota Mutual. The amount of the partial surrender charge is the lesser of $25 or 2 percent of the amount withdrawn.

  The cost of insurance charge varies with the amount of insurance, the insured's age, rate class of the insured and gender mix of the group-sponsored contract.

 MINNESOTA MUTUAL VARIABLE UNIVERSAL LIFE ACCOUNT

(3) MORTALITY AND EXPENSE AND OTHER POLICY CHARGES (CONTINUED)

  The total of cash value charges for the years ended December 31, 1997 and 1996 and the period from March 8, 1995 to December 31, 1995 for each segregated sub-account (the year ended December 31, 1997 and period from May 1, 1996, commencement of operations, Maturing Government Bond 1998, Maturing Government Bond 2002, Maturing Government Bond 2006, Maturing Government Bond 2010, Contrafund, High Income and Equity-Income) are as follows:

                                 1997     1996    1995
                               -------- -------- -------
Growth                         $ 10,042 $  1,811 $   516
Bond                                262      145      53
Money Market                        426      847       7
Asset Allocation                 16,920      418     151
Mortgage Securities                 321      235     108
Index 500                       123,551  105,767  47,802
Capital Appreciation              1,238      866     253
International Stock                 957      375      68
Small Company                    11,647    4,492   2,093
Maturing Government Bond 1998       --       --      --
Maturing Government Bond 2002       --       --      --
Maturing Government Bond 2006       --       --      --
Maturing Government Bond 2010         1      --      --
Value Stock                       1,724      584     157
Contrafund                           66       14     --
High Income                         116        1     --
Equity--Income                      523       18     --

(4)INVESTMENT TRANSACTIONS

  The Account's purchases of Underlying Fund shares, including reinvestment of dividend distributions, were as follows during the year ended December 31, 1997 and 1996 and period from March 8, 1995 to December 31, 1995 (the year ended December 31, 1997 and period from May 1, 1996, commencement of operations, Maturing Government Bond 1998, Maturing Government Bond 2002, Maturing Government Bond 2006, Maturing Government Bond 2010, Contrafund, High Income and Equity-Income):

                                 1997     1996     1995
                               -------- -------- --------
Growth                         $466,978 $  8,337 $  6,640
Bond                              1,852    1,400    1,773
Money Market                      2,416    2,691    1,204
Asset Allocation                425,201    4,105    3,619
Mortgage Securities                 873      565    1,226
Index 500                       747,224  712,449  552,219
Capital Appreciation              8,113    6,368    7,913
International Stock               5,867    3,407    3,858
Small Company                    41,541   19,149   43,115
Maturing Government Bond 1998        58    1,000      --
Maturing Government Bond 2002        64    1,058      --
Maturing Government Bond 2006        70    1,060      --
Maturing Government Bond 2010        76    1,000      --
Value Stock                      11,921    4,750    6,196
Contrafund                        2,256   30,393      --
High Income                       4,870   29,905      --
Equity--Income                    7,198   30,336      --

                               MINNESOTA MUTUAL VARIABLE UNIVERSAL LIFE ACCOUNT

(5) UNIT ACTIVITY FROM POLICY TRANSACTIONS

Transactions in units for each segregated sub-account for the years ended December 31, 1997 and 1996 and period from March 8, 1995 to December 31, 1995 (the year ended December 31, 1997 and the period from May 1, 1996, commencement of operations, December 31, 1996 for Maturing Government Bond 1998, Maturing Government Bond 2002, Maturing Government Bond 2006, Maturing Government Bond 2010, Contrafund, High Income and Equity-Income) were as follows:

                                      SEGREGATED SUB-ACCOUNTS
                        -------------------------------------------------------
                                        MONEY     ASSET     MORTGAGE
                        GROWTH   BOND   MARKET  ALLOCATION SECURITIES INDEX 500
                        -------  -----  ------  ---------- ---------- ---------
Units outstanding at
 December 31, 1994          --     --     --          --       --           --
  Policy purchase pay-
   ments                  6,300  1,759  1,170       3,444    1,222      500,879
  Deductions for policy
   withdrawals and
   charges                 (583)   (51)    (7)       (957)    (106)     (43,240)
                        -------  -----  -----    --------    -----    ---------
Units outstanding at
 December 31, 1995        5,717  1,708  1,163       2,487    1,116      457,639
  Policy purchase pay-
   ments                  6,491  1,528  2,587       3,275      474      544,469
  Deductions for policy
   withdrawals and
   charges               (1,625)  (774)  (928)       (386)    (237)     (99,914)
                        -------  -----  -----    --------    -----    ---------
Units outstanding at
 December 31, 1996       10,583  2,462  2,822       5,376    1,353      902,194
  Policy purchase pay-
   ments                335,871  1,499  2,028     309,527      673      435,584
  Deductions for policy
   withdrawals and
   charges              (49,355)  (242)  (397)   (127,460)    (283)    (105,793)
                        -------  -----  -----    --------    -----    ---------
Units outstanding at
 December 31, 1997      297,099  3,719  4,453     187,443    1,743    1,231,985
                        =======  =====  =====    ========    =====    =========

                                              SEGREGATED SUB-ACCOUNTS
                        --------------------------------------------------------------------
                                                             MATURING   MATURING   MATURING
                          CAPITAL    INTERNATIONAL  SMALL   GOVERNMENT GOVERNMENT GOVERNMENT
                        APPRECIATION     STOCK     COMPANY  BOND 1998  BOND 2002  BOND 2006
                        ------------ ------------- -------  ---------- ---------- ----------
Units outstanding at
 December 31, 1994            --           --          --       --         --         --
  Policy purchase pay-
   ments                    7,072        3,786      37,910      --         --         --
  Deductions for policy
   withdrawals and
   charges                 (1,489)         (98)     (3,085)     --         --         --
                           ------       ------     -------    -----      -----      -----
Units outstanding at
 December 31, 1995          5,583        3,688      34,825      --         --         --
  Policy purchase pay-
   ments                    5,652        3,760      11,903    1,000      1,000      1,000
  Deductions for policy
   withdrawals and
   charges                 (2,510)      (2,847)     (4,985)     --         --         --
                           ------       ------     -------    -----      -----      -----
Units outstanding at
 December 31, 1996          8,725        4,601      41,743    1,000      1,000      1,000
  Policy purchase pay-
   ments                    4,705        4,088      32,876      --         --         --
  Deductions for policy
   withdrawals and
   charges                 (1,504)        (832)    (10,074)     --         --         --
                           ------       ------     -------    -----      -----      -----
Units outstanding at
 December 31, 1997         11,926        7,857      64,545    1,000      1,000      1,000
                           ======       ======     =======    =====      =====      =====

 MINNESOTA MUTUAL VARIABLE UNIVERSAL LIFE ACCOUNT

(5) UNIT ACTIVITY FROM POLICY TRANSACTIONS (CONTINUED)

                                         SEGREGATED SUB-ACCOUNTS
                               -------------------------------------------
                                MATURING
                               GOVERNMENT VALUE   CONTRA-   HIGH   EQUITY-
                               BOND 2010  STOCK    FUND    INCOME  INCOME
                               ---------- ------  -------  ------  -------
Units outstanding at December
 31, 1994                          --        --      --       --      --
  Policy purchase payments         --      5,499     --       --      --
  Deductions for policy
   withdrawals and charges         --     (1,483)    --       --      --
                                 -----    ------  ------   ------  ------
Units outstanding at
 December 31, 1995                 --      4,016     --       --      --
  Policy purchase payments       1,000     3,817  30,375   29,957  30,325
  Deductions for policy
   withdrawals and charges         --     (2,248)    (14)      (1)    (19)
                                 -----    ------  ------   ------  ------
Units outstanding at
 December 31, 1996               1,000     5,585  30,361   29,956  30,306
  Policy purchase payments          12     5,958     899    2,002   3,161
  Deductions for policy with-
   drawals and charges             --     (1,007)    (52)    (124)   (443)
                                 -----    ------  ------   ------  ------
Units outstanding at December
 31, 1997                        1,012    10,536  31,208   31,854  33,024
                                 =====    ======  ======   ======  ======

(6) FINANCIAL HIGHLIGHTS

  The following tables for each segregated sub-account show certain data for an accumulation unit outstanding during the years ended December 31, 1997 and 1996 and the period from March 8, 1995, commencement of operations, to December 31, 1995 (year ended December and the period from May 1, 1996, commencement of operations, to December 31, 1996 for Maturing Government Bond 1998, Maturing Government Bond 2002, Maturing Government Bond 2006, Maturing Government Bond 2010, Contrafund, High Income and Equity Income segregated sub-accounts):

                                              GROWTH              BOND
                                          ----------------  ------------------
                                          1997   1996 1995  1997  1996   1995
                                          -----  ---- ----  ----- -----  -----
Unit value, beginning of period           $1.29  1.10 1.00   1.09  1.07   1.00
Income from investment operations:
  Net investment income (loss)             (.01)  --  (.01)   .05   .05    --
  Net gains or losses on securities (both
   realized and unrealized)                 .43   .19  .11    .05  (.03)   .07
                                          -----  ---- ----  ----- -----  -----
    Total from investment operations        .42   .19  .10    .10   .02    .07
                                          -----  ---- ----  ----- -----  -----
Unit value, end of period                 $1.71  1.29 1.10   1.19  1.09   1.07
                                          =====  ==== ====  ===== =====  =====
                                           MONEY MARKET     ASSET ALLOCATION
                                          ----------------  ------------------
                                          1997   1996 1995  1997  1996   1995
                                          -----  ---- ----  ----- -----  -----
Unit value, beginning of period           $1.07  1.03 1.00   1.24  1.11   1.00
Income from investment operations:
  Net investment income (loss)              .05   .04  .03    --    .02    --
  Net gains or losses on securities (both
   realized and unrealized)                 --    --   --     .23   .11    .11
                                          -----  ---- ----  ----- -----  -----
    Total from investment operations        .05   .04  .03    .23   .13    .11
                                          -----  ---- ----  ----- -----  -----
Unit value, end of period                 $1.12  1.07 1.03   1.47  1.24   1.11
                                          =====  ==== ====  ===== =====  =====

                               MINNESOTA MUTUAL VARIABLE UNIVERSAL LIFE ACCOUNT

(6) FINANCIAL HIGHLIGHTS (CONTINUED)

                                      MORTGAGE SECURITIES      INDEX 500
                                     ----------------------  --------------
                                      1997    1996    1995   1997 1996 1995
                                     ------- ------  ------  ---- ---- ----
Unit value, beginning of period      $  1.10   1.05    1.00  1.41 1.16 1.00
Income from investment operations:
  Net investment income (loss)           .06    .06    (.01)  .01  .01 (.01)
  Net gains or losses on securities
   (both realized and unrealized)        .04   (.01)    .06   .44  .24  .17
                                     ------- ------  ------  ---- ---- ----
    Total from investment operations     .10    .05     .05   .45  .25  .16
                                     ------- ------  ------  ---- ---- ----
Unit value, end of period            $  1.20   1.10    1.05  1.86 1.41 1.16
                                     ======= ======  ======  ==== ==== ====

                                         CAPITAL       INTERNATIONAL
                                      APPRECIATION         STOCK
                                     ----------------- --------------
                                     1997   1996  1995 1997 1996 1995
                                     -----  ----  ---- ---- ---- ----
Unit value, beginning of period      $1.32  1.13  1.00 1.25 1.05 1.00
                                     -----  ----  ---- ---- ---- ----
Income from investment operations:
  Net investment income (loss)        (.01) (.01)  --   .03  .02  --
  Net gains or losses on securities
   (both realized and unrealized)      .37   .20   .13  .11  .18  .05
                                     -----  ----  ---- ---- ---- ----
    Total from investment operations   .36   .19   .13  .14  .20  .05
                                     -----  ----  ---- ---- ---- ----
Unit value, end of period            $1.68  1.32  1.13 1.39 1.25 1.05
                                     =====  ====  ==== ==== ==== ====

                                                        MATURING     MATURING
                                                       GOVERNMENT   GOVERNMENT
                                      SMALL COMPANY     BOND 1998    BOND 2002
                                     ----------------- -----------  -----------
                                     1997   1996  1995 1997  1996   1997  1996
                                     -----  ----  ---- ----- -----  ----- -----
Unit value, beginning of period      $1.28  1.21  1.00  1.04  1.00   1.06  1.00
                                     -----  ----  ---- ----- -----  ----- -----
Income from investment operations:
  Net investment income (loss)        (.01) (.01)  --    .05  (.01)   .05   .06
  Net gains or losses on securities
   (both realized and unrealized)      .10   .08   .21   .01   .05    .03   --
                                     -----  ----  ---- ----- -----  ----- -----
    Total from investment operations   .09   .07   .21   .06   .04    .08   .06
                                     -----  ----  ---- ----- -----  ----- -----
Unit value, end of period            $1.37  1.28  1.21  1.10  1.04   1.14  1.06
                                     =====  ====  ==== ===== =====  ===== =====

                                      MATURING   MATURING
                                     GOVERNMENT GOVERNMENT
                                     BOND 2006   BOND 2010   VALUE STOCK
                                     ---------- ----------- --------------
                                     1997  1996 1997  1996  1997 1996 1995
                                     ----- ---- ----- ----- ---- ---- ----
Unit value, beginning of period      $1.08 1.00  1.10  1.00 1.51 1.16 1.00
                                     ----- ---- ----- ----- ---- ---- ----
Income from investment operations:
  Net investment income (loss)         .05  .06   .05   --   .02  .01  .01
  Net gains or losses on securities
   (both realized and unrealized)      .08  .02   .14   .10  .30  .34  .15
                                     ----- ---- ----- ----- ---- ---- ----
    Total from investment operations   .13  .08   .19   .10  .32  .35  .16
                                     ----- ---- ----- ----- ---- ---- ----
Unit value, end of period            $1.21 1.08  1.29  1.10 1.83 1.51 1.16
                                     ===== ==== ===== ===== ==== ==== ====

 MINNESOTA MUTUAL VARIABLE UNIVERSAL LIFE ACCOUNT

(6) FINANCIAL HIGHLIGHTS (CONTINUED)

                                                   HIGH     EQUITY-
                                     CONTRAFUND   INCOME    INCOME
                                     ----------  --------- ---------
                                     1997  1996  1997 1996 1997 1996
                                     ----- ----  ---- ---- ---- ----
Unit value, beginning of period      $1.11 1.00  1.07 1.00 1.06 1.00
                                     ----- ----  ---- ---- ---- ----
Income from investment operations:
  Net investment income (loss)         --  (.01)  .07  --   .01  --
  Net gains or losses on securities
   (both realized and unrealized)      .26  .12   .11  .07  .29  .06
                                     ----- ----  ---- ---- ---- ----
    Total from investment operations   .26  .11   .18  .07  .30  .06
                                     ----- ----  ---- ---- ---- ----
Unit value, end of period            $1.38 1.11  1.25 1.07 1.36 1.06
                                     ===== ====  ==== ==== ==== ====

                                                   INDEPENDENT AUDITORS' REPORT
The Board of Trustees of The Minnesota Mutual Life Insurance Company and Policy Owners of Minnesota Mutual Variable Universal Life Account:

  We have audited the accompanying statement of assets and liabilities of the Index 500 Segregated Sub-Account of Minnesota Mutual Variable Universal Life Account as of December 31, 1997 and the related statement of operations, statement of changes in net assets and the financial highlights for the period from June 24, 1997, commencement of operations, to December 31, 1997. These financial statements and the financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investments owned at December 31, 1997 were verified by examination of the underlying portfolios of the Advantus Series Fund, Inc. (formerly MIMLIC Series Fund, Inc.). An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Index 500 Segregated Sub-Account of Minnesota Mutual Variable Universal Life Account at December 31, 1997 and the results of their operations, changes in their net assets and the financial highlights for the period stated in the first paragraph above, in conformity with generally accepted accounting principles.

                                      KPMG Peat Marwick LLP

Minneapolis, Minnesota
February 20, 1998

 MINNESOTA MUTUAL VARIABLE UNIVERSAL LIFE ACCOUNT

                      Statement of Assets and Liabilities

                               December 31, 1997

                               ASSETS
Investments in shares of Advantus Series Fund, Inc.:
  Index 500 Portfolio, 10,519,980 shares at net asset value of $3.10
   per share (cost $29,759,804)                                      $32,650,726
Receivable for investments sold                                           12,680
                                                                     -----------
    Total assets                                                      32,663,406
                            LIABILITIES
Payable to Minnesota Mutual for policy terminations and charges           12,680
                                                                     -----------
    Total liabilities                                                     12,680
                                                                     -----------
NET ASSETS APPLICABLE TO POLICY OWNERS                               $32,650,726
                                                                     ===========
UNITS OUTSTANDING                                                     27,829,987
                                                                     ===========
NET ASSET VALUE PER UNIT                                             $      1.17
                                                                     ===========



                See accompanying notes to financial statements.

                               MINNESOTA MUTUAL VARIABLE UNIVERSAL LIFE ACCOUNT

                            Statement of Operations

  Period from June 24, 1997, commencement of operations, to December 31, 1997

Realized and unrealized gains on investments--net:
  Realized gains on sales of investments:
    Proceeds from sales                                        $   86,205
    Cost of investments sold                                      (81,970)
                                                               ----------
    Net realized gains on investments                               4,235
                                                               ----------
  Net change in unrealized appreciation or depreciation of in-
   vestments                                                    2,890,922
                                                               ----------
    Net gains on investments                                    2,895,157
                                                               ----------
Net increase in net assets resulting from operations           $2,895,157
                                                               ==========



                See accompanying notes to financial statements.

 MINNESOTA MUTUAL VARIABLE UNIVERSAL LIFE ACCOUNT

                       Statement of Changes in Net Assets

  Period from June 24, 1997, commencement of operations, to December 31, 1997

Operations:
 Net realized gains on investments                                $     4,235
 Net change in unrealized appreciation or depreciation of invest-
  ments                                                             2,890,922
                                                                  -----------
Net increase in net assets resulting from operations                2,895,157
                                                                  -----------
Policy transactions (notes 3, 4 and 5):
 Policy purchase payments                                          29,841,774
 Policy withdrawals and charges                                       (86,205)
                                                                  -----------
Increase in net assets from policy transactions                    29,755,569
                                                                  -----------
Increase in net assets                                             32,650,726
Net assets at the beginning of period                                     --
                                                                  -----------
Net assets at the end of period                                   $32,650,726
                                                                  ===========



                See accompanying notes to financial statements.

                               MINNESOTA MUTUAL VARIABLE UNIVERSAL LIFE ACCOUNT


NOTES TO FINANCIAL STATEMENTS
(1) ORGANIZATION

The Minnesota Mutual Variable Universal Life Account (the Account) was established on August 8, 1994 as a segregated asset account of The Minnesota Mutual Life Insurance Company (Minnesota Mutual) under Minnesota law and is registered as a unit investment trust under the Investment Company Act of 1940 (as amended). The Account commenced operations on March 8, 1995, however, no purchase payments were allocated to the segregated sub-accounts presented in these financial statements until the current year. The Account currently has seventeen segregated sub-accounts to which policy owners may allocate their purchase payments. The Account charges a mortality and expense risk charge which varies based on the group-sponsored insurance program under which the policy is issued. The financial statements presented herein include only the segregated sub-accounts where there is no mortality and expense risk charge.
  The assets of each segregated sub-account are held for the exclusive benefit of the group-sponsored variable universal life insurance policy owners and are not chargeable with liabilities arising out of the business conducted by any other account or by Minnesota Mutual. Variable universal life policy owners allocate their purchase payments to one or more of the seventeen segregated sub-accounts. Such payments are then invested in shares of Advantus Series Fund, Inc. (formerly MIMLIC Series Fund, Inc.), Fidelity Variable Insurance Products Fund II or Fidelity Variable Insurance Products Fund (the Underlying Funds). Each of the Underlying Funds is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Payments allocated to the Growth, Bond, Money Market, Asset Allocation, Mortgage Securities, Index 500, Capital Appreciation, International Stock, Small Company, Maturing Government Bond 1998, Maturing Government Bond 2002, Maturing Government Bond 2006, Maturing Government Bond 2010, Value Stock, Contrafund, High Income and Equity-Income segregated sub-accounts are invested in shares of the Growth, Bond, Money Market, Asset Allocation, Mortgage Securities, Index 500, Capital Appreciation, International Stock, Small Company, Maturing Government Bond 1998, Maturing Government Bond 2002, Maturing Government Bond 2006, Maturing Government Bond 2010 and Value Stock Portfolios of the Advantus Series Fund, Inc., Contrafund Portfolio of the Fidelity Variable Insurance Products Fund II and High Income and Equity-Income Portfolios of the Fidelity Variable Insurance Products Fund, respectively. As of December 31, 1997, no policy purchase payments have been allocated to the Growth, Bond, Money Market, Asset Allocation, Mortgage Securities, Capital Appreciation, International Stock, Small Company, Maturing Government Bond 1998, Maturing Government Bond 2002, Maturing Government Bond 2006, Maturing Government Bond 2010, Value Stock, Contrafund, High Income and Equity-Income segregated sub-accounts.
  Ascend Financial Services, Inc. (formerly MIMLIC Sales Corporation) acts as the underwriter for the Account. Advantus Capital Management, Inc. acts as the investment adviser for the Advantus Series Fund, Inc. Ascend Financial Services, Inc. and Advantus Capital Management, Inc. are wholly-owned subsidiaries of MIMLIC Asset Management Company. MIMLIC Asset Management Company is a wholly-owned subsidiary of Minnesota Mutual.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the period. Actual results could differ from those estimates.

Investments in Underlying Funds
Investments in shares of the Underlying Funds are stated at market value which is the net asset value per share as determined daily by each of the Underlying Funds. Investment transactions are accounted for on the date the shares are purchased or sold. The cost of investments sold is determined on the average cost method. All dividend distributions received from the Underlying Funds are reinvested in additional shares of the Underlying Funds and are recorded by the sub-accounts on the ex-dividend date.

 MINNESOTA MUTUAL VARIABLE UNIVERSAL LIFE ACCOUNT

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Federal Income Taxes
The Account is treated as part of Minnesota Mutual for federal income tax purposes. Under current interpretations of existing federal income tax law, no income taxes are payable on investment income or capital gain distributions received by the Account from the Underlying Funds.

(3) POLICY CHARGES

Policy purchase payments are reflected net of the following charges paid to Minnesota Mutual:

  A premium tax charge in the amount of .75 to 3.50 percent is deducted from each premium payment. Premium taxes are paid to state and local governments. Total premium tax charges deducted from premium payments for the period from June 24, 1997, commencement of operations, to December 31, 1997 amounted to $612,208.

  A federal tax charge of up to .25 percent for group-sponsored policies and up to 1.25 percent for an individual policy is deducted from each premium payment. The federal tax charge is paid to offset additional corporate federal income taxes incurred by Minnesota Mutual under the Omnibus Budget Reconciliation Act of 1990. Total federal tax charges for the period from June 24, 1997, commencement of operations, to December 31, 1997 amounted to $382,630.

  In addition to deductions from premium payments, an administration charge, a partial surrender charge, a cost of insurance charge and a charge for additional benefits provided by rider, if any, are assessed from the actual cash value of each policy. These charges are paid by redeeming units of the Account held by the policy owner. The administration charge varies based upon the number of eligible members in a group -sponsored program and ranges from $1 to $4 per month. The partial surrender charge is to cover administrative costs incurred by Minnesota Mutual. The amount of the partial surrender charge is the lesser of $25 or 2 percent of the amount withdrawn.
  The cost of insurance charge varies with the amount of insurance, the insured's age, rate class of the insured and gender mix of the group-sponsored contract.
  The total of cash value charges for the period from June 24, 1997, commencement of operations, to December 31, 1997 for the Index 500 segregated sub-account amounted to $86,194.

(4) INVESTMENT TRANSACTIONS

The Account's purchases of Underlying Fund shares, including reinvestment of dividend distributions, during the period from June 24, 1997, commencement of operations, to December 31, 1997 amounted to $29,841,774.

(5) UNIT ACTIVITY FROM POLICY TRANSACTIONS

Transactions in units for the Index 500 segregated sub-account for the period from June 24, 1997, commencement of operations, to December 31, 1997 were as follows:

Units outstanding December 31, 1996                   --
Policy purchase payments                       29,932,879
Deductions for policy withdrawals and charges  (2,102,892)
                                               ----------
Units outstanding December 31, 1997            27,829,987
                                               ==========

(6) FINANCIAL HIGHLIGHTS

The following table for the Index 500 sub-account shows certain data for an accumulation unit outstanding for the period from June 24, 1997, commencement of operations, to December 31, 1997.

Unit value, beginning of period                                   $1.00
Net gains or losses on securities (both realized and unrealized)    .17
                                                                  -----
  Total from investment operations                                  .17
                                                                  -----
Unit value, end of period                                         $1.17
                                                                  =====

                                                   INDEPENDENT AUDITORS' REPORT

The Board of Trustees of The Minnesota Mutual Life Insurance Company and Policy Owners of Minnesota Mutual Variable Universal Life Account:

  We have audited the accompanying statements of assets and liabilities of the Growth, Bond, Money Market, Asset Allocation, Mortgage Securities, Index 500, Capital Appreciation, International Stock, Small Company, Maturing Government Bond 2002, Value Stock, Contrafund, High Income and Equity-Income Segregated Sub-Accounts of Minnesota Mutual Variable Universal Life Account as of December 31, 1997 and the related statements of operations, statements of changes in net assets and financial highlights for the period from January 24, 1997, commencement of operations, to December 31, 1997 for Index 500, Small Company and Value Stock Segregated Sub-Accounts, for the period from January 29, 1997, commencement of operations, to December 31, 1997 for Growth, Bond, Money Market, Asset Allocation, Mortgage Securities, Capital Appreciation, International Stock, Contrafund, High Income and Equity-Income Segregated Sub-Accounts and for the period from April 2, 1997, commencement of operations, to December 31, 1997 for Maturing Government Bond 2002 Segregated Sub-Account. These financial statements and the financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investments owned at December 31, 1997 were confirmed to us by the respective Sub-Account mutual fund group, or, for Advantus Series Fund, Inc. (formerly MIMLIC Series Fund, Inc.), verified by examination of the underlying portfolios. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Growth, Bond, Money Market, Asset Allocation, Mortgage Securities, Index 500, Capital Appreciation, International Stock, Small Company, Maturing Government Bond 2002, Value Stock, Contrafund, High Income and Equity-Income Segregated Sub-Accounts of Minnesota Mutual Variable Universal Life Account at December 31, 1997 and the results of their operations, changes in their net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

                                      KPMG Peat Marwick LLP

Minneapolis, Minnesota
February 20, 1998

 MINNESOTA MUTUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                      STATEMENTS OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1997

                                               SEGREGATED SUB-ACCOUNTS
                          ------------------------------------------------------------------
                                           MONEY    ASSET     MORTGAGE   INDEX    CAPITAL
         ASSETS            GROWTH   BOND  MARKET  ALLOCATION SECURITIES   500   APPRECIATION
         ------           -------- ------ ------- ---------- ---------- ------- ------------
Investments in shares of
 Advantus Series Fund,
 Inc.:
  Growth Portfolio,
   50,670 shares at net
   asset value of $2.40
   per share (cost
   $112,881)              $121,597    --      --       --         --        --        --
  Bond Portfolio, 39,861
   shares at net asset
   value of $1.33 per
   share (cost $50,920)        --  52,839     --       --         --        --        --
  Money Market
   Portfolio, 99,898
   shares at net asset
   value of $1.00 per
   share (cost $99,898)        --     --   99,898      --         --        --        --
  Asset Allocation
   Portfolio, 30,223
   shares at net asset
   value of $2.03 per
   share (cost $56,860)        --     --      --    61,306        --        --        --
  Mortgage Securities
   Portfolio, 9,811
   shares at net asset
   value of $1.21 per
   share (cost $11,571)        --     --      --       --      11,883       --        --
  Index 500 Portfolio,
   96,976 shares at net
   asset value of $3.10
   per share (cost
   $252,854)                   --     --      --       --         --    300,984       --
  Capital Appreciation
   Portfolio, 32,742
   shares at net asset
   value of $2.85 per
   share (cost $82,662)        --     --      --       --         --        --     93,376
                          -------- ------ -------   ------     ------   -------    ------
                           121,597 52,839  99,898   61,306     11,883   300,984    93,376
Receivable from
 Minnesota Mutual for
 policy purchase
 payments                      --     --      --       --         --        --      4,000
Receivable for
 investments sold              245     48   8,079    2,380          8       823       175
                          -------- ------ -------   ------     ------   -------    ------
    Total assets           121,842 52,887 107,977   63,686     11,891   301,807    97,551
                          -------- ------ -------   ------     ------   -------    ------
      LIABILITIES
      -----------
Payable for investments
 purchased                     --     --      --       --         --        --      4,000
Payable to Minnesota
 Mutual for policy
 terminations and
 mortality and expense
 charges                       245     48   8,079    2,380          8       823       175
                          -------- ------ -------   ------     ------   -------    ------
    Total liabilities          245     48   8,079    2,380          8       823     4,175
                          -------- ------ -------   ------     ------   -------    ------
NET ASSETS APPLICABLE TO
 POLICY OWNERS            $121,597 52,839  99,898   61,306     11,883   300,984    93,376
                          ======== ====== =======   ======     ======   =======    ======
UNITS OUTSTANDING           92,564 48,295  95,600   52,163     10,899   236,786    73,554
                          ======== ====== =======   ======     ======   =======    ======
NET ASSET VALUE PER UNIT  $   1.31   1.10    1.05     1.18       1.09      1.27      1.27
                          ======== ====== =======   ======     ======   =======    ======

                See accompanying notes to financial statements.

             MINNESOTA MUTUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                      STATEMENTS OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1997

                                                 SEGREGATED SUB-ACCOUNTS
                          -----------------------------------------------------------------
                                                 MATURING
                          INTERNATIONAL  SMALL  GOVERNMENT VALUE              HIGH  EQUITY-
         ASSETS               STOCK     COMPANY BOND 2002  STOCK  CONTRAFUND INCOME INCOME
         ------           ------------- ------- ---------- ------ ---------- ------ -------
Investments in shares of
Advantus Series Fund,
Inc.:
 International Stock
 Portfolio, 36,365
 shares at net asset
 value of $1.71 per
 share (cost $59,492)        $62,020       --        --       --       --       --      --
 Small Company Portfo-
 lio, 60,226 shares at
 net asset value of
 $1.65 per share (cost
 $89,644)                        --     99,647       --       --       --       --      --
 Maturing Government
 Bond 2002 Portfolio,
 20,285 shares at net
 asset value of $1.07
 per share (cost
 $20,880)                        --        --     21,780      --       --       --      --
 Value Stock Portfolio,
 29,312 shares at net
 asset value of $1.73
 per share (cost
 $54,010)                        --        --        --    50,755      --       --      --
Investments in shares of
Fidelity Variable Insur-
ance Products Fund II:
 Contrafund Portfolio,
 4,976 shares at net as-
 set value of $19.94 per
 share (cost $85,191)            --        --        --       --    99,214      --      --
Investments in shares of
Fidelity Variable
Insurance Products Fund:
 High Income Portfolio,
 2,029 shares at net as-
 set value of $13.58 per
 share (cost $25,515)            --        --        --       --       --    27,553     --
 Equity-Income Portfo-
 lio, 8,073 shares at
 net asset value of
 $24.28 per share (cost
 $176,842)                       --        --        --       --       --       --  196,018
                             -------    ------    ------   ------   ------   ------ -------
                              62,020    99,647    21,780   50,755   99,214   27,553 196,018
Receivables from Minne-
sota Mutual for policy
purchase payments                --        --        --       --       --       --    4,000
Receivable for invest-
ments sold                       103       221        39      389      394       76     543
                             -------    ------    ------   ------   ------   ------ -------
   Total assets               62,123    99,868    21,819   51,144   99,608   27,629 200,561
                             -------    ------    ------   ------   ------   ------ -------
       LIABILITIES
       -----------
Payable for investments
purchased                        --        --        --       --       --       --    4,000
Payable to Minnesota Mu-
tual for policy termina-
tions and mortality
  and expense charges            103       221        39      389      394       76     543
                             -------    ------    ------   ------   ------   ------ -------
 Total liabilities               103       221        39      389      394       76   4,543
NET ASSETS APPLICABLE TO
POLICY OWNERS                $62,020    99,647    21,780   50,755   99,214   27,553 198,018
                             =======    ======    ======   ======   ======   ====== =======
UNITS OUTSTANDING             55,984    91,750    19,858   43,594   81,894   23,732 156,865
                             =======    ======    ======   ======   ======   ====== =======
NET ASSET VALUE PER UNIT       $1.11      1.09      1.10     1.16     1.21     1.16    1.25
                             =======    ======    ======   ======   ======   ====== =======

                See accompanying notes to financial statements.

 MINNESOTA MUTUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                            STATEMENTS OF OPERATIONS

                         PERIOD ENDED DECEMBER 31, 1997

                                                            SEGREGATED SUB-ACCOUNTS
                         ---------------------------------------------------------------------------------------
                                                MONEY        ASSET         MORTGAGE     INDEX       CAPITAL
                         GROWTH (B) BOND (B)  MARKET (B) ALLOCATION (B) SECURITIES (B) 500 (A)  APPRECIATION (B)
                         ---------- --------  ---------- -------------- -------------- -------  ----------------
Investment income
(loss):
 Investment income
 distributions from
 underlying mutual
 fund (note 4)            $   641     3,520      5,045        1,264          615         2,241          --
 Mortality and expense
 charges (note 3)            (217)     (105)      (249)        (122)         (24)         (541)        (165)
                          -------   -------    -------      -------          ---       -------      -------
   Investment income
   (loss)--net                424     3,415      4,796        1,142          591         1,700         (165)
                          -------   -------    -------      -------          ---       -------      -------
Realized and unrealized
gains (losses) on in-
vestments--net:
 Realized gain distri-
 butions from under-
 lying mutual fund
 (note 4)                  16,569       --         --         2,622          --          2,831        9,729
                          -------   -------    -------      -------          ---       -------      -------
 Realized gains on
 sales of investments:
   Proceeds from sales      3,027    20,607     52,114       28,259           90        37,041       63,193
   Cost of investments
   sold                    (3,104)  (21,699)   (52,114)     (28,030)         (90)      (32,428)     (71,362)
                          -------   -------    -------      -------          ---       -------      -------
                              (77)   (1,092)       --           229          --          4,613       (8,169)
                          -------   -------    -------      -------          ---       -------      -------
   Net realized gains
   (losses) on invest-
   ments                   16,492    (1,092)       --         2,851          --          7,444        1,560
                          -------   -------    -------      -------          ---       -------      -------
 Net change in
 unrealized apprecia-
 tion or depreciation
 of investments             8,716     1,919        --         4,446          312        48,130       10,714
                          -------   -------    -------      -------          ---       -------      -------
   Net gains on invest-
   ments                   25,208       827        --         7,297          312        55,574       12,274
                          -------   -------    -------      -------          ---       -------      -------
Net increase in net as-
sets resulting from op-
erations                  $25,632     4,242      4,796        8,439          903        57,274       12,109
                          =======   =======    =======      =======          ===       =======      =======

-----
(a) For the period from January 24, 1997, commencement of operations, to December 31, 1997.
(b) For the period from January 29, 1997, commencement of operations, to December 31, 1997.

                See accompanying notes to financial statements.

             MINNESOTA MUTUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                            STATEMENTS OF OPERATIONS

                         PERIOD ENDED DECEMBER 31, 1997

                                                          SEGREGATED SUB-ACCOUNTS
                         -----------------------------------------------------------------------------
                                                    MATURING
                                                   GOVERNMENT
                         INTERNATIONAL    SMALL       BOND      VALUE   CONTRA-     HIGH     EQUITY-
                           STOCK (B)   COMPANY (A)  2002 (C)  STOCK (A) FUND (B) INCOME (B) INCOME (B)
                         ------------- ----------- ---------- --------- -------- ---------- ----------
Investment income
(loss):
 Investment income
 distributions from
 underlying mutual fund
 (note 4)                   $1,275            1      1,061        555       461     1,273      2,347
 Mortality and expense
 charges (note 3)             (118)        (194)       (40)       (58)     (149)      (54)      (274)
                            ------       ------      -----     ------    ------    ------    -------
   Investment income
   (loss)--net               1,157         (193)     1,021        497       312     1,219      2,073
                            ------       ------      -----     ------    ------    ------    -------
Realized and unrealized
gains on investments--
net:
 Realized gain distri-
 butions from under-
 lying mutual fund
 (note 4)                      636          --         --       4,168     1,217       157     11,800
                            ------       ------      -----     ------    ------    ------    -------
 Realized gains on
 sales of investments:
   Proceeds from sales       1,675        3,096        427      2,447     5,550     3,148     68,707
   Cost of investments
   sold                     (1,613)      (2,901)      (407)    (2,360)   (4,970)   (3,070)   (74,803)
                            ------       ------      -----     ------    ------    ------    -------
                                62          195         20         87       580        78     (6,096)
                            ------       ------      -----     ------    ------    ------    -------
   Net realized gains on
   investments                 698          195         20      4,255     1,797       235      5,704
                            ------       ------      -----     ------    ------    ------    -------
 Net change in
 unrealized
 appreciation or
 depreciation of
 investments                 2,528       10,003        900     (3,255)   14,023     2,038     19,176
                            ------       ------      -----     ------    ------    ------    -------
   Net gains on invest-
   ments                     3,226       10,198        920      1,000    15,820     2,273     24,880
                            ------       ------      -----     ------    ------    ------    -------
Net increase in net
assets resulting from
operations                  $4,383       10,005      1,941      1,497    16,132     3,492     26,953
                            ======       ======      =====     ======    ======    ======    =======

-----
(a) For the period from January 24, 1997, commencement of operations, to December 31, 1997.
(b) For the period from January 29, 1997, commencement of operations, to December 31, 1997.
(c) For the period from April 2, 1997, commencement of operations, to December 31, 1997.


                See accompanying notes to financial statements.

 MINNESOTA MUTUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                      STATEMENTS OF CHANGES IN NET ASSETS

                         PERIOD ENDED DECEMBER 31, 1997

                                                         SEGREGATED SUB-ACCOUNTS
                          ---------------------------------------------------------------------------------------
                                                 MONEY        ASSET         MORTGAGE     INDEX       CAPITAL
                          GROWTH (B) BOND (B)  MARKET (B) ALLOCATION (B) SECURITIES (B) 500 (A)  APPRECIATION (B)
                          ---------- --------  ---------- -------------- -------------- -------  ----------------
Operations:
  Investment income
    (loss)--net            $    424    3,415      4,796        1,142            591       1,700         (165)
  Net realized gains on
    investments              16,492   (1,092)       --         2,851            --        7,444        1,560
  Net change in
   unrealized
   appreciation or
   depreciation of
   investments                8,716    1,919        --         4,446            312      48,130       10,714
                           --------  -------    -------      -------         ------     -------      -------
Net increase in net as-
 sets resulting from op-
 erations                    25,632    4,242      4,796        8,439            903      57,274       12,109
                           --------  -------    -------      -------         ------     -------      -------
Policy transactions
 (notes 3, 4 and 5):
  Policy purchase
    payments                 98,775   69,099    146,967       81,004         11,046     280,210      144,295
  Policy withdrawals and
    charges                  (2,810) (20,502)   (51,865)     (28,137)           (66)    (36,500)     (63,028)
                           --------  -------    -------      -------         ------     -------      -------
Increase in net assets
 from policy transac-
 tions                       95,965   48,597     95,102       52,867         10,980     243,710       81,267
                           --------  -------    -------      -------         ------     -------      -------
Increase in net assets      121,597   52,839     99,898       61,306         11,883     300,984       93,376
Net assets at the begin-
 ning of period                 --       --         --           --             --          --           --
                           --------  -------    -------      -------         ------     -------      -------
Net assets at the end of
 period                    $121,597   52,839     99,898       61,306         11,883     300,984       93,376
                           ========  =======    =======      =======         ======     =======      =======

-----
(a) For the period from January 24, 1997, commencement of operations, to December 31, 1997.
(b) For the period from January 29, 1997, commencement of operations, to December 31, 1997.

                See accompanying notes to financial statements.

             MINNESOTA MUTUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                      STATEMENTS OF CHANGES IN NET ASSETS

                         PERIOD ENDED DECEMBER 31, 1997

                                                     SEGREGATED SUB-ACCOUNTS
                          -----------------------------------------------------------------------------
                                                     MATURING
                                                    GOVERNMENT
                          INTERNATIONAL    SMALL       BOND      VALUE   CONTRA-     HIGH     EQUITY-
                            STOCK (B)   COMPANY (A)  2002 (C)  STOCK (A) FUND (B) INCOME (B) INCOME (B)
                          ------------- ----------- ---------- --------- -------- ---------- ----------
Operations:
 Investment income
 (loss)--net                 $ 1,157        (193)      1,021       497       312     1,219      2,073
 Net realized gains on
 investments                     698         195          20     4,255     1,797       235      5,704
 Net change in
 unrealized appreciation
 or depreciation of
 investments                   2,528      10,003         900    (3,255)   14,023     2,038     19,176
                             -------      ------      ------    ------    ------    ------    -------
Net increase in net as-
sets resulting from op-
erations                       4,383      10,005       1,941     1,497    16,132     3,492     26,953
                             -------      ------      ------    ------    ------    ------    -------
Policy transactions
(notes 3, 4 and 5):
 Policy purchase pay-
 ments                        59,194      92,544      20,226    51,647    87,544    26,845    238,885
 Policy withdrawals and
 charges                      (1,557)     (2,902)       (387)   (2,389)   (4,462)   (2,784)   (69,820)
                             -------      ------      ------    ------    ------    ------    -------
Increase in net assets
from policy transactions      57,637      89,642      19,839    49,258    83,082    24,061    169,065
                             -------      ------      ------    ------    ------    ------    -------
Increase in net assets        62,020      99,647      21,780    50,755    99,214    27,553    196,018
Net assets at the begin-
ning of period                   --          --          --        --        --        --         --
                             -------      ------      ------    ------    ------    ------    -------
Net assets at the end of
period                       $62,020      99,647      21,780    50,755    99,214    27,553    196,018
                             =======      ======      ======    ======    ======    ======    =======

-----
(a) For the period from January 24, 1997, commencement of operations, to December 31, 1997.
(b) For the period from January 29, 1997, commencement of operations, to December 31, 1997.
(c) For the period from April 2, 1997, commencement of operations, to December 31, 1997.


                See accompanying notes to financial statements.

 MINNESOTA MUTUAL VARIABLE UNIVERSAL LIFE ACCOUNT


NOTES TO FINANCIAL STATEMENTS
(1) ORGANIZATION

  The Minnesota Mutual Variable Universal Life Account (the Account) was established on August 8, 1994 as a segregated asset account of The Minnesota Mutual Life Insurance Company (Minnesota Mutual) under Minnesota law and is registered as a unit investment trust under the Investment Company Act of 1940 (as amended). The Account commenced operations on March 8, 1995; however, no purchase payments were allocated to the segregated sub-accounts presented in these financial statements until the current year. The Account currently has seventeen segregated sub-accounts to which policy owners may allocate their purchase payments. The Account charges a mortality and expense risk charge which varies based on the group-sponsored insurance program under which the policy is issued. The financial statements presented herein include only the segregated sub-accounts where the mortality and expense risk charge amounts to
 .25 percent on an annual basis.
  The assets of each segregated sub-account are held for the exclusive benefit of the group-sponsored variable universal life insurance policy owners and are not chargeable with liabilities arising out of the business conducted by any other account or by Minnesota Mutual. Variable universal life policy owners allocate their purchase payments to one or more of the seventeen segregated sub-accounts. Such payments are then invested in shares of Advantus Series Fund, Inc. (formerly MIMLIC Series Fund, Inc.), Fidelity Variable Insurance Products Fund II or Fidelity Variable Insurance Products Fund (the Underlying Funds). Each of the Underlying Funds is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Payments allocated to the Growth, Bond, Money Market, Asset Allocation, Mortgage Securities, Index 500, Capital Appreciation, International Stock, Small Company, Maturing Government Bond 1998, Maturing Government Bond 2002, Maturing Government Bond 2006, Maturing Government Bond 2010, Value Stock, Contrafund, High Income and Equity-Income segregated sub-accounts are invested in shares of the Growth, Bond, Money Market, Asset Allocation, Mortgage Securities, Index 500, Capital Appreciation, International Stock, Small Company, Maturing Government Bond 1998, Maturing Government Bond 2002, Maturing Government Bond 2006, Maturing Government Bond 2010 and Value Stock Portfolios of the Advantus Series Fund, Inc., Contrafund Portfolio of the Fidelity Variable Insurance Products Fund II and High Income and Equity-Income Portfolios of the Fidelity Variable Insurance Products Fund, respectively. As of December 31, 1997, no policy purchase payments have been allocated to the Maturing Government Bond 1998, Maturing Government Bond 2006 and Maturing Government Bond 2010 segregated sub-accounts.
  Ascend Financial Services, Inc. (formerly MIMLIC Sales Corporation) acts as the underwriter for the Account. Advantus Capital Management, Inc. acts as the investment adviser for the Advantus Series Fund, Inc. Ascend Financial Services, Inc. and Advantus Capital Management, Inc. are wholly-owned subsidiaries of MIMLIC Asset Management Company. MIMLIC Asset Management Company is a wholly-owned subsidiary of Minnesota Mutual.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the period. Actual results could differ from those estimates.

Investments in Underlying Funds
  Investments in shares of the Underlying Funds are stated at market value which is the net asset value per share as determined daily by each of the Underlying Funds. Investment transactions are accounted for on the date the shares are purchased or sold. The cost of investments sold is determined on the average cost method.

                               MINNESOTA MUTUAL VARIABLE UNIVERSAL LIFE ACCOUNT

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

All dividend distributions received from the Underlying Funds are reinvested in additional shares of the Underlying Funds and are recorded by the sub-accounts on the ex-dividend date.

Federal Income Taxes
  The Account is treated as part of Minnesota Mutual for federal income tax purposes. Under current interpretations of existing federal income tax law, no income taxes are payable on investment income or capital gain distributions received by the Account from the Underlying Funds.

(3) MORTALITY AND EXPENSE AND OTHER POLICY CHARGES

  The mortality and expense charge paid to Minnesota Mutual is computed daily and is equal, on an annual basis, to .25 percent of the average daily net assets of the Account. This charge is an expense of the Account and is deducted daily from net assets of the Account.

  Policy purchase payments are reflected net of the following charges paid to Minnesota Mutual:

  A premium tax charge ranging in the amount of .75 to 3.50 percent is deducted from each premium payment. Premium taxes are paid to state and local governments. Total premium tax charges deducted from premium payments for the period from January 24, 1997, commencement of operations, to December 31, 1997 amounted to $7,439.

  A federal tax charge of up to .25 percent for group-sponsored policies and up to 1.25 percent for an individual policy is deducted from each premium payment. The federal tax charge is paid to offset additional corporate federal income taxes incurred by Minnesota Mutual under the Omnibus Budget Reconciliation Act of 1990. Total federal tax charges for the period from January 24, 1997, commencement of operations, to December 31, 1997 amounted to $931.

  In addition to deductions from premium payments, an administration charge, a partial surrender charge, a cost of insurance charge and a charge for additional benefits provided by rider, if any, are assessed from the actual cash value of each policy. These charges are paid by redeeming units of the Account held by the policy owner. The administration charge varies based upon the number of eligible members in a group-sponsored program and ranges from $1 to $4 per month. The partial surrender charge is to cover administrative costs incurred by Minnesota Mutual. The amount of the partial surrender charge is the lesser of $25 or 2 percent of the amount withdrawn.
  The cost of insurance charge varies with the amount of insurance, the insured's age, rate class of the insured and gender mix of the group-sponsored contract.
  The total of cash value charges for each segregated sub-account for the periods ended December 31, 1997 are as follows:

Growth                         $2,078
Bond                              614
Money Market                      864
Asset Allocation                3,121
Mortgage Securities                66
Index 500                       9,012
Capital Appreciation            1,713
International Stock               932
Small Company                   2,293
Maturing Government Bond 2002     387
Value Stock                     1,744
Contrafund                      3,024
High Income                       590
Equity-Income                   5,217

 MINNESOTA MUTUAL VARIABLE UNIVERSAL LIFE ACCOUNT

(4) INVESTMENT TRANSACTIONS

The Account's purchases of Underlying Fund shares, including reinvestment of dividend distributions, were as follows during the periods ended December 31, 1997:

Growth Portfolio                         $115,985
Bond Portfolio                             72,619
Money Market Portfolio                    152,012
Asset Allocation Portfolio                 84,890
Mortgage Securities Portfolio              11,661
Index 500 Portfolio                       285,282
Capital Appreciation Portfolio            154,024
International Stock Portfolio              61,105
Small Company Portfolio                    92,545
Maturing Government Bond 2002 Portfolio    21,287
Value Stock Portfolio                      56,370
Contrafund Portfolio                       90,161
High Income Portfolio                      28,586
Equity-Income Portfolio                   251,645

(5) UNIT ACTIVITY FROM POLICY TRANSACTIONS

Transactions in units for each segregated sub-account for the periods ended December 31, 1997 were as follows:

                                         SEGREGATED SUB-ACCOUNTS
                               -----------------------------------------------
                                                 MONEY     ASSET     MORTGAGE
                               GROWTH   BOND    MARKET   ALLOCATION SECURITIES
                               ------  -------  -------  ---------- ----------
Units outstanding at December
 31, 1996                         --       --       --        --         --
  Policy purchase payments     95,561   98,245  145,825    79,600     11,046
  Deductions for policy with-
   drawals and charges         (2,997) (49,950) (50,225)  (27,437)      (147)
                               ------  -------  -------   -------     ------
Units outstanding at December
 31, 1997                      92,564   48,295   95,600    52,163     10,899
                               ======  =======  =======   =======     ======

                                       SEGREGATED SUB-ACCOUNTS
                        -------------------------------------------------------
                                                                      MATURING
                         INDEX     CAPITAL    INTERNATIONAL  SMALL   GOVERNMENT
                          500    APPRECIATION     STOCK     COMPANY  BOND 2002
                        -------  ------------ ------------- -------  ----------
Units outstanding at
 December 31, 1996          --         --            --         --        --
  Policy purchase pay-
   ments                327,703    140,211        87,295    124,772    20,227
  Deductions for policy
   withdrawals and
   charges              (90,917)   (66,657)      (31,311)   (33,022)     (369)
                        -------    -------       -------    -------    ------
Units outstanding at
 December 31, 1997      236,786     73,554        55,984     91,750    19,858
                        =======    =======       =======    =======    ======

                                           SEGREGATED SUB-ACCOUNT
                                        --------------------------------
                                        VALUE   CONTRA-   HIGH   EQUITY-
                                        STOCK    FUND    INCOME  INCOME
                                        ------  -------  ------  -------
Units outstanding at December 31, 1996     --      --       --       --
  Policy purchase payments              46,627  86,803   26,593  228,062
  Deductions for policy withdrawals and
   charges                              (3,033) (4,909)  (2,861) (71,197)
                                        ------  ------   ------  -------
Units outstanding at December 31, 1997  43,594  81,894   23,732  156,865
                                        ======  ======   ======  =======

                               MINNESOTA MUTUAL VARIABLE UNIVERSAL LIFE ACCOUNT

(6) FINANCIAL HIGHLIGHTS

The following tables for each segregated sub-account show certain data for an accumulation unit outstanding during the period January 24, 1997, commencement of operations, to December 31, 1997 for Index 500, Small Company and Value Stock segregated sub-accounts, the period from January 29, 1997, commencement of operations, to December 31, 1997 for Growth, Bond, Money Market, Asset Allocation, Mortgage Securities, Capital Appreciation, International Stock, Contrafund, High Income and Equity-Income segregated sub-accounts and for the period from April 2, 1997, commencement of operations, to December 31, 1997 for Maturing Government Bond 2002 segregated sub-accounts:

                                                 MONEY    ASSET     MORTGAGE
                                     GROWTH BOND MARKET ALLOCATION SECURITIES
                                     ------ ---- ------ ---------- ----------
Unit value, beginning of period      $1.00  1.00  1.00     1.00       1.00
                                     -----  ----  ----     ----       ----
Income from investment operations:
  Net investment income (loss)         .01   .08   .05      .02        .06
  Net gains or losses on securities
   (both realized and unrealized)      .30   .02   --       .16        .03
                                     -----  ----  ----     ----       ----
    Total from investment operations   .31   .10   .05      .18        .09
                                     -----  ----  ----     ----       ----
Unit value, end of period            $1.31  1.10  1.05     1.18       1.09
                                     =====  ====  ====     ====       ====

                                                                         MATURING
                               INDEX   CAPITAL    INTERNATIONAL  SMALL  GOVERNMENT
                                500  APPRECIATION     STOCK     COMPANY BOND 2002
                               ----- ------------ ------------- ------- ----------
Unit value, beginning of pe-
 riod                          $1.00     1.00         1.00       1.00      1.00
                               -----     ----         ----       ----      ----
Income from investment opera-
 tions:
  Net investment income
   (loss)                        .01      --           .03        --        .05
  Net gains or losses on se-
   curities (both realized
   and unrealized)               .26      .27          .08        .09       .05
                               -----     ----         ----       ----      ----
    Total from investment op-
     erations                    .27      .27          .11        .09       .10
                               -----     ----         ----       ----      ----
Unit value, end of period      $1.27     1.27         1.11       1.09      1.10
                               =====     ====         ====       ====      ====

                                                VALUE             HIGH  EQUITY-
                                                STOCK CONTRAFUND INCOME INCOME
                                                ----- ---------- ------ -------
Unit value, beginning of period                 $1.00    1.00     1.00   1.00
                                                -----    ----     ----   ----
Income from investment operations:
  Net investment income (loss)                    .02     --       .06    .02
  Net gains or losses on securities (both real-
   ized and unrealized)                           .14     .21      .10    .23
                                                -----    ----     ----   ----
    Total from investment operations              .16     .21      .16    .25
                                                -----    ----     ----   ----
Unit value, end of period                       $1.16    1.21     1.16   1.25
                                                =====    ====     ====   ====

 INDEPENDENT AUDITORS' REPORT
The Board of Trustees
The Minnesota Mutual Life Insurance Company

  We have audited the accompanying consolidated balance sheets of The Minnesota Mutual Life Insurance Company and subsidiaries as of December 31, 1997 and 1996, and the related consolidated statements of operations and policyowners' surplus and cash flows for each of the years in the three-year period ended December 31, 1997. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.
  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
  In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of The Minnesota Mutual Life Insurance Company and subsidiaries as of December 31, 1997 and 1996, and the results of their operations and their cash flows for each of the years in the three-year period ending December 31, 1997 in conformity with generally accepted accounting principles.
  Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information included in the accompanying schedules is presented for purpose of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

                             KPMG Peat Marwick LLP

Minneapolis, Minnesota
February 9, 1998

                   THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES CONSOLIDATED BALANCE SHEETS

DECEMBER 31, 1997 AND 1996

                                     ASSETS

                                                        1997        1996
                                                     ----------- -----------
                                                         (IN THOUSANDS)
Fixed maturity securities:
  Available-for-sale, at fair value (amortized cost
   $4,518,807 and $4,558,975)                        $ 4,719,801 $ 4,674,082
  Held-to-maturity, at amortized cost (fair value
   $1,158,227 and $1,179,112)                          1,088,312   1,125,638
Equity securities, at fair value (cost $537,441 and
 $429,509)                                               686,638     549,797
Mortgage loans, net                                      661,337     608,808
Real estate, net                                          39,964      43,082
Policy loans                                             213,488     204,178
Short-term investments                                   112,352     126,372
Other invested assets                                    216,838      94,647
                                                     ----------- -----------
  Total investments                                    7,738,730   7,426,604
Cash                                                      96,179      57,140
Finance receivables, net                                 211,794     259,192
Deferred policy acquisition costs                        576,030     589,517
Accrued investment income                                 83,439      90,996
Premiums receivable                                       68,030      77,140
Property and equipment, net                               58,123      55,050
Reinsurance recoverables                                 150,126     126,629
Other assets                                              52,852      54,798
Separate account assets                                5,366,810   3,706,256
                                                     ----------- -----------
    Total assets                                     $14,402,113 $12,443,322
                                                     =========== ===========

                     LIABILITIES AND POLICYOWNERS' SURPLUS

Liabilities:
  Policy and contract account balances               $ 4,275,221 $ 4,310,015
  Future policy and contract benefits                  1,687,529   1,638,720
  Pending policy and contract claims                      64,356      70,577
  Other policyowner funds                                416,752     396,848
  Policyowner dividends payable                           55,321      49,899
  Unearned premiums and fees                             202,070     207,111
  Federal income tax liability:
    Current                                               45,300      25,643
    Deferred                                             166,057     149,665
  Other liabilities                                      334,305     286,042
  Notes payable                                          298,000     319,000
  Separate account liabilities                         5,320,517   3,691,374
                                                     ----------- -----------
    Total liabilities                                $12,865,428 $11,144,894
                                                     =========== ===========
Policyowners' surplus:
  Unassigned surplus                                   1,380,012   1,190,116
  Net unrealized investment gains                        156,673     108,312
                                                     ----------- -----------
   Total policyowners' surplus                         1,536,685   1,298,428
                                                     ----------- -----------
    Total liabilities and policyowners' surplus      $14,402,113 $12,443,322
                                                     =========== ===========

          See accompanying notes to consolidated financial statements.

 THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS AND POLICYOWNERS' SURPLUS

YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995

                            STATEMENTS OF OPERATIONS

                                             1997        1996        1995
                                          ----------  ----------  ----------
                                                   (IN THOUSANDS)
Revenues:
  Premiums                                $  615,253  $  612,359  $  603,770
  Policy and contract fees                   272,037     245,966     214,203
  Net investment income                      553,773     530,987     515,047
  Net realized investment gains              114,367      55,574      62,292
  Finance charge income                       43,650      46,932      39,937
  Other income                                71,707      51,630      40,250
                                          ----------  ----------  ----------
    Total revenues                         1,670,787   1,543,448   1,475,499
                                          ----------  ----------  ----------
Benefits and expenses:
  Policyowner benefits                       515,873     541,520     517,771
  Interest credited to policies and con-
   tracts                                    298,033     288,967     297,145
  General operating expenses                 369,961     302,618     273,425
  Commissions                                114,404     103,370      93,465
  Administrative and sponsorship fees         81,750      79,360      76,223
  Dividends to policyowners                   26,776      24,804      27,282
  Interest on notes payable                   24,192      22,798      11,128
  Increase in deferred policy acquisi-
   tion costs                                (26,878)    (19,284)    (34,173)
                                          ----------  ----------  ----------
    Total benefits and expenses            1,404,111   1,344,153   1,262,266
                                          ----------  ----------  ----------
     Income from operations before taxes     266,676     199,295     213,233
  Federal income tax expense (benefit):
    Current                                   84,612      68,033      71,379
    Deferred                                  (7,832)        744      11,995
                                          ----------  ----------  ----------
     Total federal income tax expense         76,780      68,777      83,374
      Net income                          $  189,896  $  130,518  $  129,859
                                          ==========  ==========  ==========

                      STATEMENTS OF POLICYOWNERS' SURPLUS

Policyowners' surplus, beginning of year  $1,298,428  $1,212,850  $  874,577
  Net income                                 189,896     130,518     129,859
  Change in net unrealized investment
   gains and losses                           48,361     (44,940)    208,414
                                          ----------  ----------  ----------
Policyowners' surplus, end of year        $1,536,685  $1,298,428  $1,212,850
                                          ==========  ==========  ==========

          See accompanying notes to consolidated financial statements.

                   THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995

                                            1997         1996         1995
                                         -----------  -----------  -----------
                                                   (IN THOUSANDS)
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income                               $   189,896  $   130,518  $   129,859
Adjustments to reconcile net income to
 net cash provided by operating activi-
 ties:
  Interest credited to annuity and in-
   surance contracts                         276,719      275,968      288,218
  Fees deducted from policy and con-
   tract balances                           (214,803)    (206,780)    (201,575)
  Change in future policy benefits            76,358       84,389      100,025
  Change in other policyowner liabili-
   ties                                        7,597       16,099       (4,762)
  Change in deferred policy acquisition
   costs                                     (19,430)     (15,312)     (29,822)
  Change in premiums due and other re-
   ceivables                                  (9,280)     (26,142)     (18,039)
  Change in federal income tax liabili-
   ties                                        5,277      (12,055)      18,376
  Net realized investment gains             (123,016)     (59,546)     (66,643)
  Other, net                                   8,760       29,987       36,561
                                         -----------  -----------  -----------
    Net cash provided by operating ac-
     tivities                                198,078      217,126      252,198
                                         -----------  -----------  -----------
CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sales of:
  Fixed maturity securities, available-
   for-sale                                1,099,114      877,682    1,349,348
  Equity securities                          601,936      352,901      203,493
  Mortgage loans                                 --        15,567        4,315
  Real estate                                  9,279       11,678       15,948
  Other invested assets                       26,877       12,280       10,775
Proceeds from maturities and repayments
 of:
  Fixed maturity securities, available-
   for-sale                                  403,829      329,550      253,576
  Fixed maturity securities, held-to-
   maturity                                  139,394      114,222      127,617
  Mortgage loans                             109,246       94,703      104,730
Purchases of:
  Fixed maturity securities, available-
   for-sale                               (1,498,048)  (1,228,048)  (1,975,130)
  Fixed maturity securities, held-to-
   maturity                                  (82,835)     (60,612)    (140,763)
  Equity securities                         (585,349)    (446,599)    (212,142)
  Mortgage loans                            (157,247)    (108,691)    (209,399)
  Real estate                                 (3,908)      (3,786)     (16,554)
  Other invested assets                      (55,988)     (29,271)     (20,517)
Finance receivable originations or pur-
 chases                                     (115,248)    (175,876)    (167,298)
Finance receivable principal payments        133,762      142,723      123,515
Other, net                                   (88,626)     (40,062)     (19,292)
                                         -----------  -----------  -----------
    Net cash used for investing activi-
     ties                                    (63,812)    (141,639)    (567,778)
                                         -----------  -----------  -----------
CASH FLOWS FROM FINANCING ACTIVITIES
Deposits credited to annuity and insur-
 ance contracts                              928,696      657,405      710,525
Withdrawals from annuity and insurance
 contracts                                (1,013,588)    (702,681)    (563,569)
Proceeds from issuance of surplus notes          --           --       124,967
Proceeds from issuance of debt by sub-
 sidiary                                         --        60,000       50,000
Payments on debt by subsidiary               (21,000)     (21,000)     (10,000)
Other, net                                    (3,355)      (6,898)      (3,801)
                                         -----------  -----------  -----------
    Net cash provided by (used for) fi-
     nancing activities                     (109,247)     (13,174)     308,122
                                         -----------  -----------  -----------
Net increase (decrease) in cash and
 short-term investments                       25,019       62,313       (7,458)
Cash and short-term investments, begin-
 ning of year                                183,512      121,199      128,657
                                         -----------  -----------  -----------
Cash and short-term investments, end of
 year                                    $   208,531  $   183,512  $   121,199
                                         ===========  ===========  ===========

          See accompanying notes to consolidated financial statements.

 THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES


NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(1) NATURE OF OPERATIONS

The Minnesota Mutual Life Insurance Company (the Company), both directly and through its subsidiaries, provides a diversified array of insurance and financial products and services designed principally to protect and enhance the long-term financial well-being of individuals and families.
  The Company's strategy is to be successful in carefully selected niche markets, primarily in the United States, while focusing on the retention of existing business and the maintenance of profitability. To achieve this objective, the Company has divided its businesses into four strategic business units which focus on various markets: Individual, Financial Services, Group, and Pension. Revenues in 1997 for these business units were $854,192,000, $284,222,000, $232,619,000 and $114,324,000, respectively. Additional revenues of $185,430,000, were reported by the Company's subsidiaries.
  At December 31, 1997, the Company was one of the 12 largest mutual life insurance company groups in the United States, as measured by total assets. The Company serves nearly seven million people through more than 4,000 associates located at its St. Paul headquarters and in 81 general agencies and 43 regional offices throughout the United States.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation
The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles (GAAP), which vary in certain respects from accounting practices prescribed or permitted by state insurance regulatory authorities. The consolidated financial statements include the accounts of The Minnesota Mutual Life Insurance Company and its subsidiaries (collectively, "the Company"). All material intercompany transactions and balances have been eliminated.
  The preparation of financial statements in conformity with GAAP requires management to make certain estimates and assumptions that affect reported assets and liabilities, including reporting or disclosure of contingent assets and liabilities as of the balance sheet date and the reported amounts of revenues and expenses during the reporting period. Future events, including changes in mortality, morbidity, interest rates, and asset valuations, could cause actual results to differ from the estimates used in the financial statements.

Insurance Revenues and Expenses
Premiums on traditional life products, which include individual whole life and term insurance and immediate annuities, are credited to revenue when due. For accident and health and group life products, premiums are credited to revenue over the contract period as earned. Benefits and expenses are recognized in relation to premiums over the contract period via a provision for future policy benefits and the amortization of deferred policy acquisition costs.
  Nontraditional life products include individual adjustable and variable life insurance and group universal and variable life insurance. Revenue from nontraditional life products and deferred annuities is comprised of policy and contract fees charged for the cost of insurance, policy administration and surrenders. Expenses include the portion of claims not covered by and interest credited to the related policy and contract account balances. Policy acquisition costs are amortized relative to estimated gross profits or margins.

Deferred Policy Acquisition Costs
The costs of acquiring new and renewal business, which vary with and are primarily related to the production of new and renewal business, are generally deferred to the extent recoverable from future premiums or expected gross profits. Deferrable costs include commissions, underwriting expenses and certain other selling and issue costs.
  For traditional life, accident and health and group life products, deferred acquisition costs are amortized over the premium paying period in proportion to the ratio of annual premium revenues to ultimate anticipated

                   THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

premium revenues. The ultimate premium revenues are estimated based upon the same assumptions used to calculate the future policy benefits.
  For nontraditional life products and deferred annuities, deferred acquisition costs are amortized over the estimated lives of the contracts in relation to the present value of estimated gross profits from surrender charges and investment, mortality and expense margins.
  Deferred acquisition costs amortized were $128,176,000, $125,978,000 and $104,940,000 for the years ended December 31, 1997, 1996 and 1995, respectively.

Finance Charge Income and Receivables
Finance charge income represents fees and interest charged on consumer loans. The Company uses the interest (actuarial) method of accounting for finance charges and interest on finance receivables. Accrual of finance charges and interest on the smaller balance homogeneous finance receivables is suspended when a loan is contractually delinquent for more than 60 days and is subsequently recognized when received. Accrual is resumed when the loan is contractually less than 60 days past due. Finance charges and interest is suspended when a loan is considered by management to be impaired. Loan impairment is measured based on the present value of expected future cash flows discounted at the loan's effective interest rate, or as a practical expedient, at the observable market price of the loan or the fair value of the collateral if the loan is collateral dependent. When a loan is identified as impaired, interest previously accrued in the current year is reversed. Interest payments received on impaired loans are generally applied to principal unless the remaining principal balance has been determined to be fully collectible. An allowance for uncollectible amounts is maintained by direct charges to operations at an amount which management believes, based upon historical losses and economic conditions, is adequate to absorb probable losses on existing receivables that may become uncollectible. The reported receivables are net of this allowance.

Valuation of Investments
Fixed maturity securities (bonds) which the Company has the positive intent and ability to hold to maturity are classified as held-to-maturity and are carried at amortized cost, net of write-downs for other than temporary declines in value. Premiums and discounts are amortized or accreted over the estimated lives of the securities based on the interest yield method. Fixed maturity securities which may be sold prior to maturity are classified as available-for-sale and are carried at fair value.
  Equity securities (common stocks and preferred stocks) are carried at fair value. Equity securities also include initial contributions to affiliated registered investment funds that are managed by a subsidiary of the Company. These contributions are carried at the market value of the underlying net assets of the funds.
  Mortgage loans are carried at amortized cost less an allowance for uncollectible amounts. Premiums and discounts are amortized or accreted over the terms of the mortgage loans based on the interest yield method. A mortgage loan is considered impaired if it is probable that contractual amounts due will not be collected. Impaired mortgage loans are valued at the fair value of the underlying collateral. Interest income on impaired mortgage loans is recorded on an accrual basis. However, when the likelihood of collection is doubtful, interest income is recognized when received.
  Fair values of fixed maturity securities and equity securities are based on quoted market prices, where available. If quoted market prices are not available, fair values are estimated using values obtained from independent pricing services which specialize in matrix pricing and modeling techniques for estimating fair values. Fair values of mortgage loans are based upon discounted cash flows, quoted market prices and matrix pricing.
  Real estate is carried at cost less accumulated depreciation and an allowance for estimated losses. Accumulated depreciation on real estate at December 31, 1997 and 1996, was $6,269,000 and $5,968,000, respectively.
  Policy loans are carried at the unpaid principal balance.

 THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Derivative Financial Instruments
The Company entered into equity swaps in 1996 as part of an overall risk management strategy. The swaps were used to hedge exposure to market risk on $400,000,000 of the Company's common stock portfolio. The swaps were based upon certain stock indices. If, at the time of settlement for a particular swap, the designated stock index had fallen below a specified level, the counterparty would pay the Company an amount based upon the decline in the index and the stock portfolio value protected by the swap. If, at the time of settlement, the designated stock index had risen, the Company would pay the counterparty an amount based upon the increase in the index and 25% of the stock portfolio value protected by the swap. The equity swaps were settled with the counterparties in August of 1997.
  The swaps were carried at fair value, which were based upon dealer quotes. Changes in fair value were recorded directly in policyowners' surplus. Upon settlement of the swaps, gains or losses were recognized in income. The Company realized a loss of approximately $31 million in 1997, upon settlement of these equity swaps.
  The Company began investing in international bonds denominated in foreign currencies in 1997. The Company uses forward foreign exchange currency contracts as part of its risk management strategy for international investments. The forward foreign exchange currency contracts are used to reduce market risks from changes in foreign exchange rates. These forward foreign exchange currency contracts are agreements to purchase a specified amount of one currency in exchange for a specified amount of another currency at a future point in time at a foreign exchange currency rate agreed upon on the contract open date. No cash is exchanged at the outset of the contract and no payments are made by either party until the contract close date. On the contract close date the contracted amount of the purchased currency is received from the counterparty and the contracted amount of the sold currency is sent to the counterparty. These contracts are generally short-term in nature and there is no material exposure to the Company at December 31, 1997.

Capital Gains and Losses
Realized and unrealized capital gains and losses are determined on the specific identification method. Write-downs of held-to-maturity securities and the provision for credit losses on mortgage loans and real estate are recorded as realized losses.
  Changes in the fair value of fixed maturity securities available-for-sale and equity securities are recorded as a separate component of policyowners' surplus, net of taxes and related adjustments to deferred policy acquisition costs and unearned policy and contract fees.

Property and Equipment
Property and equipment are carried at cost, net of accumulated depreciation of $90,926,000 and $81,962,000 at December 31, 1997 and 1996, respectively.
Buildings are depreciated over 40 years and equipment is generally depreciated over 5 to 10 years. Depreciation expenses for the years ended December 31, 1997, 1996 and 1995, were $8,965,000, $6,454,000 and $5,941,000, respectively.

Separate Accounts
Separate account assets and liabilities represent segregated funds administered and invested by the Company for the exclusive benefit of pension, variable annuity and variable life insurance policyowners and contractholders. Assets consist principally of marketable securities and both assets and liabilities are reported at fair value, based upon the market value of the investments held in the segregated funds. The Company receives administrative and investment advisory fees for services rendered on behalf of these accounts.
  The Company periodically invests money in its separate accounts. The market value of such investments is included with separate account assets and amounted to $46,293,000 and $14,882,000 as of December 31, 1997 and 1996, respectively.

                   THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Policyowner Liabilities
Policy and contract account balances represent the net accumulation of funds associated with nontraditional life products and deferred annuities. Additions to the account balances include premiums, deposits and interest credited by the Company. Decreases in the account balances include surrenders, withdrawals, benefit payments, and charges assessed for the cost of insurance, policy administration and surrenders.
  Future policy and contract benefits are comprised of reserves for traditional life, group life, and accident and health products. The reserves were calculated using the net level premium method based upon assumptions regarding investment yield, mortality, morbidity, and withdrawal rates determined at the date of issue, commensurate with the Company's experience. Provision has been made in certain cases for adverse deviations from these assumptions.
  Other policyowner funds are comprised of dividend accumulations, premium deposit funds and supplementary contracts without life contingencies.

Participating Business
Substantially all of the Company's premium revenues are derived from participating policies. Dividends and other discretionary payments are declared by the Board of Trustees based upon actuarial determinations, which take into consideration current mortality, interest earnings, expense factors, and federal income taxes. Dividends are recognized as expenses consistent with the recognition of premiums.

Income Taxes
Current income taxes are charged to operations based upon amounts estimated to be payable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized for the future tax consequences attributable to the differences between financial statement carrying amounts and income tax bases of assets and liabilities.

Reinsurance Recoverables
Insurance liabilities are reported before the effects of ceded reinsurance. Reinsurance recoverables represent amounts due from reinsurers for paid and unpaid benefits, expense reimbursements, prepaid premiums and future policy benefits.

Reclassifications
Certain 1996 and 1995 financial statement balances have been reclassified to conform with the 1997 presentation.

(3) INVESTMENTS

Net investment income for the years ended December 31 was as follows:

                             1997      1996      1995
                           --------  --------  --------
                                 (IN THOUSANDS)
Fixed maturity securities  $457,391  $433,985  $426,114
Equity securities            16,182    14,275     8,883
Mortgage loans               55,929    63,865    58,943
Real estate                    (407)     (475)      497
Policy loans                 15,231    13,828    12,821
Short-term investments        6,995     6,535     6,716
Other invested assets         3,871     4,901     5,168
                           --------  --------  --------
  Gross investment income   555,192   536,914   519,142
Investment expenses          (1,419)   (5,927)   (4,095)
                           --------  --------  --------
    Total                  $553,773  $530,987  $515,047
                           ========  ========  ========

 THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

(3) INVESTMENTS (CONTINUED)

  Net realized capital gains (losses) for the years ended December 31 were as follows:

                             1997    1996     1995
                           -------- -------  -------
                                (IN THOUSANDS)
Fixed maturity securities  $  3,711 $(6,536) $24,025
Equity securities            92,765  57,770   36,374
Mortgage loans                2,011    (721)    (207)
Real estate                   1,598   7,088    2,436
Other invested assets        14,282  (2,027)    (336)
                           -------- -------  -------
    Total                  $114,367 $55,574  $62,292
                           ======== =======  =======

  Gross realized gains (losses) on the sales of fixed maturity securities and equity securities for the years ended December 31 were as follows:

                                                  1997      1996      1995
                                                --------  --------  --------
                                                      (IN THOUSANDS)
Fixed maturity securities, available-for-sale:
  Gross realized gains                          $ 18,804  $ 19,750  $ 34,898
  Gross realized losses                          (15,093)  (26,286)  (10,873)
Equity securities:
  Gross realized gains                           151,200    79,982    52,670
  Gross realized losses                          (27,672)  (22,212)  (16,296)

  Net unrealized gains (losses) included in policyowners' surplus at December 31 were as follows:

                                                   1997       1996
                                                 ---------  --------
                                                   (IN THOUSANDS)
Gross unrealized gains                           $ 472,671  $314,576
Gross unrealized losses                           (118,863)  (77,337)
Adjustment to deferred acquisition costs          (100,299)  (65,260)
Adjustment to unearned policy and contract fees    (13,087)   (8,192)
Deferred federal income taxes                      (83,749)  (55,475)
                                                 ---------  --------
  Net unrealized gains                           $ 156,673  $108,312
                                                 =========  ========

                   THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

(3) INVESTMENTS (CONTINUED)

  The amortized cost and fair value of investments in marketable securities by type of investment were as follows:

                                               GROSS UNREALIZED
                                    AMORTIZED  -----------------    FAIR
                                       COST     GAINS    LOSSES    VALUE
                                    ---------- -------- -------- ----------
                                                (IN THOUSANDS)
DECEMBER 31, 1997
Available-for-sale:
  United States government and gov-
   ernment agencies and authorities $  239,613 $ 18,627 $    --  $  258,240
  Foreign governments                    1,044      --        29      1,015
  Corporate securities               2,273,474  216,056   70,484  2,419,046
  International bond securities        150,157    2,565   23,530    129,192
  Mortgage-backed securities         1,854,519   66,934    9,145  1,912,308
                                    ---------- -------- -------- ----------
    Total fixed maturities           4,518,807  304,182  103,188  4,719,801
  Equity securities--unaffiliated      421,672  134,558   14,575    541,655
  Equity securities--affiliated        115,769   29,214      --     144,983
                                    ---------- -------- -------- ----------
    Total equity securities            537,441  163,772   14,575    686,638
                                    ---------- -------- -------- ----------
      Total available-for-sale       5,056,248  467,954  117,763  5,406,439
Held-to maturity:
  Corporate securities                 893,407   59,850      752    952,505
  Mortgage-backed securities           194,905   10,817      --     205,722
                                    ---------- -------- -------- ----------
    Total held-to-maturity           1,088,312   70,667      752  1,158,227
                                    ---------- -------- -------- ----------
      Total                         $6,144,560 $538,621 $118,515 $6,564,666
                                    ========== ======== ======== ==========
DECEMBER 31, 1996
Available-for-sale:
  United States government and gov-
   ernment agencies and authorities $  302,820 $  2,397 $  6,756 $  298,461
  State, municipalities, and polit-
   ical subdivisions                    11,296      759      --      12,055
  Foreign governments                    1,926      --        54      1,872
  Corporate securities               2,450,126  115,846   19,554  2,546,418
  Mortgage-backed securities         1,792,807   64,834   42,365  1,815,276
                                    ---------- -------- -------- ----------
    Total fixed maturities           4,558,975  183,836   68,729  4,674,082
  Equity securities--unaffiliated      353,983  107,172    5,168    455,987
  Equity securities--affiliated         75,526   18,284      --      93,810
                                    ---------- -------- -------- ----------
    Total equity securities            429,509  125,456    5,168    549,797
                                    ---------- -------- -------- ----------
      Total available-for-sale       4,988,484  309,292   73,897  5,223,879
Held-to maturity:
  Corporate securities                 904,994   50,187    3,130    952,051
  Mortgage-backed securities           220,644    7,833    1,416    227,061
                                    ---------- -------- -------- ----------
    Total held-to-maturity           1,125,638   58,020    4,546  1,179,112
                                    ---------- -------- -------- ----------
      Total                         $6,114,122 $367,312 $ 78,443 $6,402,991
                                    ========== ======== ======== ==========

 THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

(3)INVESTMENTS (CONTINUED)

  The amortized cost and estimated fair value of fixed maturity securities at December 31, 1997 by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                   AVAILABLE-FOR-SALE     HELD-TO-MATURITY
                                  --------------------- ---------------------
                                  AMORTIZED     FAIR    AMORTIZED     FAIR
                                     COST      VALUE       COST      VALUE
                                  ---------- ---------- ---------- ----------
                                                (IN THOUSANDS)
Due in one year or less           $   47,387 $   44,198 $    2,982 $    3,004
Due after one year through five
 years                               335,383    354,936    120,846    124,461
Due after five years through ten
 years                             1,355,665  1,416,149    317,689    337,322
Due after ten years                  925,853    992,210    451,890    487,718
                                  ---------- ---------- ---------- ----------
                                   2,664,288  2,807,493    893,407    952,505
Mortgage-backed securities         1,854,519  1,912,308    194,905    205,722
                                  ---------- ---------- ---------- ----------
  Total                           $4,518,807 $4,719,801 $1,088,312 $1,158,227
                                  ========== ========== ========== ==========

  At December 31, 1997 and 1996, bonds and certificates of deposit with a carrying value of $8,000,000 and $12,934,000, respectively, were on deposit with various regulatory authorities as required by law.
  Allowances for credit losses on investment are reflected on the consolidated balance sheets as a reduction of the related assets and were as follows:

                         1997    1996
                        ------- -------
                        (IN THOUSANDS)
Mortgage loans          $ 1,500 $ 1,895
Foreclosed real estate      --      535
Investment real estate    2,248   2,529
                        ------- -------
  Total                 $ 3,748 $ 4,959
                        ======= =======

  At December 31, 1997, the recorded investment in mortgage loans that were considered to be impaired was $18,400 before allowance for credit losses. These impaired loans, due to adequate fair market value of underlying collateral, do not have an allowance for credit losses.
  At December 31, 1996, the recorded investment in mortgage loans that were considered to be impaired was $6,518,000 before allowance for credit losses. Included in this amount is $2,225,000 of impaired loans, for which the related allowance for credit losses is $395,000 and $4,293,000 of impaired loans that, as a result of adequate fair market value of underlying collateral, do not have an allowance for credit losses.
  In addition to the allowance for credit losses on impaired mortgage loans, a general allowance for credit losses was established for potential impairments in the remainder of the mortgage loan portfolio. The general allowance was $1,500,000 at December 31, 1997 and 1996.
  Changes in the allowance for credit losses on mortgage loans were as follows:

                               1997    1996    1995
                              ------  ------  ------
                                 (IN THOUSANDS)
Balance at beginning of year  $1,895  $1,711  $2,449
Provision for credit losses      --      381     127
Charge-offs                     (395)   (197)   (865)
                              ------  ------  ------
  Balance at end of year      $1,500  $1,895  $1,711
                              ======  ======  ======

                   THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

(3)INVESTMENTS (CONTINUED)

  Below is a summary of interest income on impaired mortgage loans.

                                                          1997   1996   1995
                                                         ------ ------ -------
                                                            (IN THOUSANDS)
Average impaired mortgage loans                          $3,268 $9,375 $15,845
Interest income on impaired mortgage loans--contractual     556  1,796   1,590
Interest income on impaired mortgage loans--collected       554  1,742   1,515

(4) NOTES RECEIVABLE

In connection with the Company's planned construction of an additional home office facility in St. Paul, the Company entered into a loan contingency agreement with the Housing and Redevelopment Authority of the City of Saint Paul, Minnesota (HRA) in November, 1997. A maximum of $15 million in funds is available under this loan for condemnation and demolition of the Company's proposed building site. The note bears interest at a rate of 8.625%, with principal payments commencing February 2004 and a maturity date of August 2025. Interest payments are accrued and are payable February and August of each year commencing February 2001. All principal and interest payments are due only to the extent of available tax increments. As of December 31, 1997 HRA has drawn $286,775 on this loan contingency agreement and accrued interest of $1,374.

(5) NET FINANCE RECEIVABLES

Finance receivables as of December 31 were as follows:

                                       1997      1996
                                     --------  --------
                                      (IN THOUSANDS)
Direct installment loans             $183,424  $204,038
Retail installment notes               20,373    30,843
Retail revolving credit                25,426    24,863
Credit card receivables                   --      3,541
Accrued interest                        3,116     3,404
                                     --------  --------
 Gross receivables                   $232,339  $266,689
Allowance for uncollectible amounts   (20,545)   (7,497)
                                     --------  --------
  Finance receivables, net           $211,794  $259,192
                                     ========  ========

  Direct installment loans at December 31, 1997 consisted of $83,836,000 of discount basis loans (net of unearned finance charges) and $99,588,00 of interest-bearing loans. As of December 31, 1996, discount basis loans amounted to $93,127,000 and interest-bearing loans amounted to $110,911,000. Direct installment loans generally have a maximum term of 84 months. Retail installment notes are principally discount basis, arise from the sale of household appliances, furniture, and sundry services, and generally have a maximum term of 48 months. Direct installment loans included approximately $65 million and $69 million of real estate secured loans at December 31, 1997 and 1996, respectively. Revolving credit loans included approximately $24 million and $23 million of real estate secured loans at December 31, 1997 and 1996, respectively. Experience has shown that a substantial portion of finance receivables will be renewed, converted or paid in full prior to maturity.
  Principal cash collections of direct installment loans amounted to $90,940,000, $92,438,000 and $75,865,000 and the percentage of these cash collections to the average net balances were 47%, 48%, and 47% for the years ended December 31, 1997, 1996 and 1995, respectively.

 THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

(5) NET FINANCE RECEIVABLES (CONTINUED)

  Changes in the allowance for uncollectible amounts for the years ended December 31 were as follows:

                                1997      1996     1995
                              --------  --------  -------
                                   (IN THOUSANDS)
Balance at beginning of year  $  7,497  $  6,377  $ 5,360
Provision for credit losses     28,206    10,086    6,140
Charge-offs                    (17,869)  (11,036)  (6,585)
Recoveries                       2,711     2,070    1,462
                              --------  --------  -------
  Balance at end of year      $ 20,545  $  7,497  $ 6,377
                              ========  ========  =======

  At December 31, 1997, the recorded investment in certain direct installment loans and direct revolving credit loans were considered to be impaired. The balances of such loans at December 31, 1997 and the related allowance for credit losses was as follows:

                                     INSTALLMENT REVOLVING
                                        LOANS     CREDIT   TOTAL
                                     ----------- --------- ------
                                            (IN THOUSANDS)
Balances at December 31, 1997          $7,723     14,492   22,215
Related allowance for credit losses    $4,200      7,772   11,972

  All loans deemed to be impaired are placed on a non-accrual status. No accrued or unpaid interest was recognized on impaired loans during 1997. The average balances of impaired loans during the year ended December 31, 1997 was $7,397,000 and $12,793,000, respectively, for installment basis and revolving credit direct loans.
  There were no material commitments to lend additional funds to customers whose loans were classified as non-accrual at December 31, 1997.

(6) INCOME TAXES

Income tax expense varies from the amount computed by applying the federal income tax rate of 35% to income from operations before taxes. The significant components of this difference were as follows:

                                                  1997     1996     1995
                                                 -------  -------  -------
                                                     (IN THOUSANDS)
Computed tax expense                             $93,337  $69,753  $74,631
Difference between computed and actual tax ex-
 pense:
  Dividends received deduction                    (5,573)  (2,534)  (1,710)
  Special tax on mutual life insurance companies   3,341    2,760   10,134
  MF&C sale                                       (4,408)     --       --
  Foundation gain                                 (4,042)  (1,260)    (540)
  Tax credits                                     (3,600)  (3,475)  (1,840)
  Expense adjustments and other                   (2,275)   3,533    2,699
                                                 -------  -------  -------
    Total tax expense                            $76,780  $68,777  $83,374
                                                 =======  =======  =======

                   THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

(6) INCOME TAXES (CONTINUED)

  The tax effects of temporary differences that give rise to the Company's net deferred federal tax liability were as follows:

                                                        1997     1996
                                                      -------- --------
                                                       (IN THOUSANDS)
Deferred tax assets:
  Policyowner liabilities                             $ 14,374 $ 15,854
  Unearned fee income                                   49,274   43,232
  Pension and post-retirement benefits                  23,434   21,815
  Tax deferred policy acquisition costs                 73,134   58,732
  Net realized capital losses                            9,609    8,275
  Other                                                 20,524   19,229
                                                      -------- --------
    Gross deferred tax assets                          190,349  167,137
Deferred tax liabilities:
  Deferred policy acquisition costs                    201,611  206,331
  Real estate and property and equipment depreciation   11,165   10,089
  Basis difference on investments                       11,061    8,605
  Net unrealized capital gains                         122,876   81,339
  Other                                                  9,693   10,438
                                                      -------- --------
    Gross deferred tax liabilities                     356,406  316,802
                                                      -------- --------
      Net deferred tax liability                      $166,057 $149,665
                                                      ======== ========

  A valuation allowance for deferred tax assets was not considered necessary as of December 31, 1997 and 1996, because the Company believes that it is more likely than not that the deferred tax assets will be realized through future reversals of existing taxable temporary differences and future taxable income.
  Income taxes paid for the years ended December 31, 1997, 1996 and 1995, were $97,721,000, $79,026,000 and $64,390,000, respectively.

 THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

(7) LIABILITY FOR UNPAID ACCIDENT AND HEALTH CLAIMS AND CLAIM ADJUSTMENT
EXPENSES

Activity in the liability for unpaid accident and health claims and claim adjustment expenses is summarized as follows:

                                  1997     1996     1995
                                -------- -------- --------
                                      (IN THOUSANDS)
Balance at January 1            $416,910 $377,302 $349,311
  Less: reinsurance recoverable  102,161   80,333   61,624
                                -------- -------- --------
Net balance at January 1         314,749  296,969  287,687
                                -------- -------- --------
Incurred related to:
  Current year                   121,153  134,727  129,896
  Prior years                      7,809    4,821   (4,014)
                                -------- -------- --------
Total incurred                   128,962  139,548  125,882
                                -------- -------- --------
Paid related to:
  Current year                    51,275   51,695   47,620
  Prior years                     57,475   70,073   68,980
                                -------- -------- --------
Total paid                       108,750  121,768  116,600
                                -------- -------- --------
Net balance at December 31       334,961  314,749  296,969
  Plus: reinsurance recoverable  104,716  102,161   80,333
                                -------- -------- --------
Balance at December 31          $439,677 $416,910 $377,302
                                ======== ======== ========

  The liability for unpaid accident and health claims and claim adjustment expenses is included in future policy and contract benefits and pending policy and contract claims on the consolidated balance sheets.
  As a result of changes in estimates of claims incurred in prior years, the accident and health claims and claim adjustment expenses incurred increased (decreased) by $7,809, $4,821 and ($4,014) in 1997, 1996 and 1995,
respectively. These amounts are the result of normal reserve development inherent in the uncertainty of establishing the liability for unpaid accident and health claims and claim adjustment expenses.

(8) EMPLOYEE BENEFIT PLANS

Pension Plans
The Company has noncontributory defined benefit retirement plans covering substantially all employees and certain agents. Benefits are based upon years of participation and the employee's average monthly compensation or the agent's adjusted annual compensation. Plan assets are comprised of mostly stocks and bonds, which are held in the general and separate accounts of the Company and administered under group annuity contracts issued by the Company. The Company's funding policy is to contribute annually the minimum amount required by applicable regulations. The Company also has an unfunded noncontributory defined benefit retirement plan, which provides certain employees with benefits in excess of limits for qualified retirement plans.
  Net periodic pension cost for the years ended December 31 included the following components:

                                                   1997      1996      1995
                                                  -------  --------  --------
                                                       (IN THOUSANDS)
Service cost-benefits earned during the period    $ 6,462  $  6,019  $  5,294
Interest accrued on projected benefit obligation    9,640     8,541     7,935
Actual return on plan assets                       (9,575)  (12,619)  (18,061)
Net amortization and deferral                         656     4,698    11,811
                                                  -------  --------  --------
  Net periodic pension cost                       $ 7,183  $  6,639  $  6,979
                                                  =======  ========  ========

                   THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

(8) EMPLOYEE BENEFIT PLANS (CONTINUED)

  The funded status for the Company's plans as of December 31 was calculated as follows:

                                           FUNDED PLANS      UNFUNDED PLANS
                                         ------------------  ----------------
                                           1997      1996     1997     1996
                                         --------  --------  -------  -------
                                                  (IN THOUSANDS)
Actuarial present value of benefit ob-
 ligations:
  Vested benefit obligation              $ 70,638  $ 61,328  $   --   $   --
  Non-vested benefit obligation            21,252    19,119    8,017    5,912
                                         --------  --------  -------  -------
    Accumulated benefit obligation       $ 91,890  $ 80,447  $ 8,017  $ 5,912
                                         ========  ========  =======  =======
Pension liability included in other li-
 abilities:
  Projected benefit obligation           $130,144  $117,836  $15,744  $12,576
  Plan assets at fair value               128,970   115,107      --       --
                                         --------  --------  -------  -------
  Plan assets less then projected bene-
   fit obligation                           1,174     2,729   15,744   12,576
  Unrecognized net gain (loss)              6,061     3,633   (4,229)  (2,332)
  Unrecognized prior service cost            (334)     (364)     --       --
  Unamortized transition asset (obliga-
   tion)                                    2,202     2,422   (7,682)  (8,451)
  Additional minimum liability                --        --     4,184    4,119
                                         --------  --------  -------  -------
    Net pension liability                $  9,103  $  8,420  $ 8,017  $ 5,912
                                         ========  ========  =======  =======

  A weighted average discount rate of 7.5% and a weighted average rate of increase in future compensation levels of 5.3% were used in determining the actuarial present value of the projected benefit obligation at December 31, 1997 and 1996. The assumed long-term rate of return on plan assets was either 8.5% or 7.5%, depending on the plan.

Profit Sharing Plans
The Company also has profit sharing plans covering substantially all employees and agents. The Company's contribution rate to the employee plan is determined annually by the trustees of the Company and is applied to each participant's prior year earnings. The Company's contribution to the agent plan is made as a certain percentage, based upon years of service, applied to each agent's total annual compensation. The Company recognized contributions to the plans during 1997, 1996 and 1995 of $7,173,000, $6,092,000 and $6,595,000, respectively.
Participants may elect to receive a portion of their contributions in cash.

Postretirement Benefits Other than Pensions
The Company also has unfunded postretirement plans that provide certain health care and life insurance benefits to substantially all retired employees and agents. Eligibility is determined by age at retirement and years of service after age 30. Health care premiums are shared with retirees, and other cost-sharing features include deductibles and co-payments.

  Components of net periodic postretirement benefit cost for the years ended December 31 were as follows:

                                                   1997    1996    1995
                                                  ------  ------  ------
                                                     (IN THOUSANDS)
Service cost-benefits earned during the period    $1,008  $1,011  $1,276
Interest accrued on projected benefit obligation   1,826   2,041   2,452
Amortization of prior service cost                  (526)   (513)   (513)
Amortization of net gain                            (480)   (177)    --
                                                  ------  ------  ------
  Net periodic postretirement benefit cost        $1,828  $2,362  $3,215
                                                  ======  ======  ======

 THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

(8) EMPLOYEE BENEFIT PLANS (CONTINUED)

  The accumulated postretirement benefit obligation and the accrued postretirement benefit liability for the years ended December 31 were as follows:

                                                         1997    1996
                                                        ------- -------
                                                        (IN THOUSANDS)
Accumulated postretirement benefit obligation
  Retirees                                              $ 9,333 $10,238
  Other fully eligible plan participants                  4,861   4,594
  Other active plan participants                          9,738   9,514
                                                        ------- -------
    Total accumulated postretirement benefit obligation  23,932  24,346
  Unrecognized prior service cost                         3,680   4,107
  Unrecognized net gain                                  11,290   9,880
                                                        ------- -------
    Accrued postretirement benefit liability            $38,902 $38,333
                                                        ======= =======

  The discount rate used in determining the accumulated postretirement benefit obligation for 1997 and 1996 was 7.5%. The 1997 net health care cost trend rate was 8.5%, graded to 5.5% over 6 years, and the 1996 rate was 9.0%, graded to 5.5% over 7 years.
  The assumptions presented herein are based on pertinent information available to management as of December 31, 1997 and 1996. Actual results could differ from those estimates and assumptions. For example, increasing the assumed health care cost trend rates by one percentage point in each year would increase the postretirement benefit obligation as of December 31,1997 by $4,323,000 and the estimated eligibility cost and interest cost components of net periodic postretirement benefit costs for 1997 by $588,000.


(9) SALE OF SUBSIDIARY

On October 1, 1997, the Company sold Minnesota Fire and Casualty Company (MFC), a wholly owned subsidiary to Harleysville Group, Inc. The Company received net cash proceeds of approximately $33.5 million from the sale, and realized a gain of approximately $14.5 million. HomePlus Insurance Company (HomePlus), a previously wholly owned subsidiary of MFC, was excluded from the sale of assets. In accordance with the agreement, prior to September 30, 1997, MFC made a distribution of private placement bonds to the Company with an amortized cost of approximately $4.3 million and transferred all issued and outstanding shares of HomePlus to the Company. The carrying value of the transferred shares was approximately $5.8 million. Under an administrative services agreement with MFC, the Company has retained MFC to provide financial and other services for HomePlus.

(10) REINSURANCE

In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance companies. To the extent that a reinsurer is unable to meet its obligation under the reinsurance agreement, the Company remains liable. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies. Allowances are established for amounts deemed to be uncollectible.
  Reinsurance is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

                   THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

(10) REINSURANCE (CONTINUED)

  The effect of reinsurance on premiums for the years ended December 31 was as follows:

                       1997      1996      1995
                     --------  --------  --------
                           (IN THOUSANDS)
Direct premiums      $595,686  $615,098  $600,841
Reinsurance assumed    78,097    64,489    64,792
Reinsurance ceded     (58,530)  (67,228)  (61,863)
                     --------  --------  --------
  Net premiums       $615,253  $612,359  $603,770
                     ========  ========  ========

  Reinsurance recoveries on ceded reinsurance contracts were $58,072,000, $72,330,000 and $58,338,000 during 1997, 1996 and 1995 respectively.

(11) FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair value of the Company's financial instruments has been determined using available market information as of December 31, 1997 and 1996. Although management is not aware of any factors that would significantly affect the estimated fair value, such amounts have not been comprehensively revalued since those dates. Therefore, estimates of fair value subsequent to the valuation dates may differ significantly from the amounts presented herein. Considerable judgement is required to interpret market data to develop the estimates of fair value. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.
  Please refer to Note 2 for additional fair value disclosures concerning fixed maturity securities, equity securities, mortgages and derivatives. The carrying amounts for policy loans, cash, short term investments, and finance receivables approximate the assets' fair values.
  The interest rates on the finance receivables outstanding as of December 31, 1997 and 1996, are consistent with the rates at which loans would currently be made to borrowers of similar credit quality and for the same maturity; as such, the carrying value of the finance receivables outstanding as of December 31, 1997 and 1996, approximate the fair value for those respective dates.
  The fair values of deferred annuities, annuity certain contracts, and other fund deposits, which have guaranteed interest rates and surrender charges are estimated to be the amount payable on demand as of December 31, 1997 and 1996 as those investments contracts have no defined maturity and are similar to a deposit liability. The amount payable on demand equates to the account balance less applicable surrender charges. Contracts without guaranteed interest rates and surrender charges have fair values equal to their accumulation values plus applicable market value adjustments. The fair values of guaranteed investment contracts and supplementary contracts without life contingencies are calculated using discounted cash flows, based on interest rates currently offered for similar products with maturities consistent with those remaining for the contracts being valued.
  Rates currently available to the Company for debt with similar terms and remaining maturities are used to estimate the fair value of notes payable.

 THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

(11) FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

  The carrying amounts and fair values of the Company's financial instruments, which were classified as assets as of December 31, were as follows:

                                    1997                  1996
                            --------------------- ---------------------
                             CARRYING     FAIR     CARRYING     FAIR
                              AMOUNT     VALUE      AMOUNT     VALUE
                            ---------- ---------- ---------- ----------
                                          (IN THOUSANDS)
Fixed maturity securities:
  Available-for-sale        $4,719,801 $4,719,801 $4,674,082 $4,674,082
  Held-to-maturity           1,088,312  1,158,227  1,125,638  1,179,112
Equity securities              686,638    686,638    549,797    549,797
Mortgage loans:
  Commercial                   506,860    527,994    432,198    445,976
  Residential                  154,477    158,334    176,610    180,736
Policy loans                   213,488    213,488    204,178    204,178
Short-term investments         112,352    112,352    126,372    126,372
Cash                            96,179     96,179     57,140     57,140
Finance receivables, net       211,794    211,794    259,192    259,192
Derivatives                      1,457      1,457      1,197      1,197
                            ---------- ---------- ---------- ----------
    Total financial assets  $7,791,358 $7,886,264 $7,606,404 $7,677,782
                            ========== ========== ========== ==========

  The carrying amounts and fair values of the Company's financial instruments, which were classified as liabilities as of December 31, were as follows:

                                         1997                  1996
                                 --------------------- ---------------------
                                  CARRYING     FAIR     CARRYING     FAIR
                                   AMOUNT     VALUE      AMOUNT     VALUE
                                 ---------- ---------- ---------- ----------
                                               (IN THOUSANDS)
Deferred annuities               $2,131,806 $2,112,301 $2,178,355 $2,152,636
Annuity certain contracts            55,431     57,017     52,636     53,962
Other fund deposits                 754,960    753,905    808,592    805,709
Guaranteed investment contracts       8,188      8,187     18,770     18,866
Supplementary contracts without
 life contingencies                  46,700     45,223     47,966     47,536
Notes payable                       298,000    302,000    319,000    325,974
                                 ---------- ---------- ---------- ----------
  Total financial liabilities    $3,295,085 $3,278,633 $3,425,319 $3,404,683
                                 ========== ========== ========== ==========

(12) NOTES PAYABLE

In September 1995, the Company issued surplus notes with a face value of $125,000,000, at 8.25%, due in 2025. The surplus notes are subordinate to all current and future policyowners' interests, including claims, and indebtedness of the Company. All payments of interest and principal on the notes are subject to the approval of the Department of Commerce of the State of Minnesota. The approved accrued interest was $3,008,000 as of December 31, 1997 and 1996. The issuance costs of $1,357,000 are deferred and amortized over 30 years on straight-line basis.

                   THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

(12) NOTES PAYABLE (CONTINUED)

  Notes payable as of December 31 were as follows:

                                                            1997     1996
                                                          -------- --------
                                                           (IN THOUSANDS)
Corporate-surplus notes, 8.25%, 2025                      $125,000 $125,000
Consumer finance subsidiary-senior, 6.53%-8.77%, through
 2003                                                      173,000  194,000
                                                          -------- --------
  Total notes payable                                     $298,000 $319,000
                                                          ======== ========

  At December 31, 1997, the aggregate minimum annual notes payable maturities for the next five years were as follows: 1998, $31,000,000; 1999, $49,000,000;
2000, $33,000,000; 2001, $26,000,000; 2002, $22,000,000.
  Long-term borrowing agreements involving the consumer finance subsidiary include provisions with respect to borrowing limitations, payment of cash dividends on or purchases of common stock, and maintenance of liquid net worth of $41,354,000. The consumer finance subsidiary was in compliance with all such provisions at December 31, 1997.
  Interest paid on debt for the years ended December 31, 1997, 1996 and 1995, was $18,197,000, $21,849,000 and $6,504,000, respectively.

(13) COMMITMENTS AND CONTINGENCIES

The Company is involved in various pending or threatened legal proceedings arising out of the normal course of business. In the opinion of management, the ultimate resolution of such litigation will not have a material adverse effect on operations or the financial position of the Company.
  In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance companies. To the extent that a reinsurer is unable to meet its obligations under the reinsurance agreement, the Company remains liable. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies. Allowances are established for amounts deemed uncollectible.
  The Company has issued certain participating group annuity and group life insurance contracts jointly with another life insurance company. The joint contract issuer has liabilities related to these contracts of $279,978,000 as of December 31, 1997. To the extent the joint contract issuer is unable to meet its obligation under the agreement, the Company remains liable.
  The Company has long-term commitments to fund venture capital and real estate investments totaling $139,774,000 as of December 31, 1997. The Company estimates that $51,300,000 of these commitments will be invested in 1998, with the remaining $88,474,000 invested over the next four years.
  As of December 31, 1997, the Company had committed to purchase bonds and mortgage loans totaling $109,362,000 but had not completed the purchase transactions.
  At December 31, 1997, the Company had guaranteed the payment of $73,100,000 in policyowner dividends and discretionary amounts payable in 1998. The Company has pledged bonds, valued at $75,774,000 to secure this guarantee.
  The Company is contingently liable under state regulatory requirements for possible assessments pertaining to future insolvencies and impairments of unaffiliated insurance companies. The Company records a liability for future guaranty fund assessments based upon known insolvencies, according to data received from the National Organization of Life and Health Insurance Guaranty Association. An asset is recorded for the amount of guaranty fund assessments paid which can be recovered through future premium tax credits.

 THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

(14) STATUTORY FINANCIAL DATA

The Company also prepares financial statements according to statutory accounting practices prescribed or permitted by the Department of Commerce for purposes of filing with the Department of Commerce, the National Association of Insurance Commissioners and states in which the Company is licensed to do business. Statutory accounting practices focus primarily on solvency and surplus adequacy. Therefore, fundamental differences exist between statutory and GAAP accounting, and their effects on income and policyowners' surplus are illustrated below:

                           POLICYOWNERS' SURPLUS           NET INCOME
                           ----------------------  ----------------------------
                              1997        1996       1997      1996      1995
                           ----------  ----------  --------  --------  --------
                                            (IN THOUSANDS)
Statutory basis            $  870,688  $  682,886  $167,078  $115,797  $ 88,706
Adjustments:
  Deferred policy acquisi-
   tion costs                 576,030     589,517    19,430    15,312    29,822
  Net unrealized invest-
   ment gains                 199,637     111,575       --        --        --
  Statutory asset valua-
   tion reserve               242,100     240,474       --        --        --
  Statutory interest main-
   tenance reserve             24,169      24,707      (538)   (8,192)   12,976
  Premiums and fees de-
   ferred or receivable       (74,025)    (75,716)    2,175     1,587       497
  Change in reserve basis     108,105      98,406     9,699    20,114    12,382
  Separate accounts           (51,172)    (40,755)   (6,272)   (6,304)     (854)
  Unearned policy and con-
   tract fees                (126,477)   (121,843)  (12,825)   (2,530)   (4,410)
  Surplus notes              (125,000)   (125,000)      --        --        --
  Net deferred taxes         (166,057)   (149,665)    7,832      (744)  (11,995)
  Nonadmitted assets           32,611      31,531       --        --        --
  Policyowner dividends        60,036      57,765     2,708       502     4,660
  Other                       (33,960)    (25,454)      609    (5,024)   (1,925)
                           ----------  ----------  --------  --------  --------
    As reported in the
     accompanying
     consolidated
     financial statements  $1,536,685  $1,298,428  $189,896  $130,518  $129,859
                           ==========  ==========  ========  ========  ========

                   THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                   SCHEDULE I

       SUMMARY OF INVESTMENTS--OTHER THAN INVESTMENTS IN RELATED PARTIES

                               DECEMBER 31, 1997

                                                                   AS SHOWN
                                                       MARKET   ON THE BALANCE
TYPE OF INVESTMENT                         COST(3)     VALUE       SHEET(1)
------------------                        ---------- ---------- --------------
                                                     (IN THOUSANDS)
Bonds:
  United States government and government
   agencies and authorities               $  239,613 $  258,240   $  258,240
  Foreign governments                          1,044      1,015        1,015
  Public utilities                           385,228    406,920      398,887
  Mortgage-backed securities               2,049,424  2,118,030    2,107,213
  All other corporate bonds                2,931,810  3,093,823    3,042,758
                                          ---------- ----------   ----------
    Total bonds                            5,607,119  5,878,028    5,808,113
                                          ---------- ----------   ----------
Equity securities:
  Common stocks:
    Public utilities                           7,732     10,090       10,090
    Banks, trusts and insurance companies     37,217     47,120       47,120
    Industrial, miscellaneous and all
     other                                   354,317    460,170      460,170
  Nonredeemable preferred stocks              22,406     24,275       24,275
                                          ---------- ----------   ----------
      Total equity securities                421,672    541,655      541,655
                                          ---------- ----------   ----------
Mortgage loans on real estate                661,337     xxxxxx      661,337
Real estate(2)                                39,964     xxxxxx       39,964
Policy loans                                 213,488     xxxxxx      213,488
Other long-term investments                  216,838     xxxxxx      216,838
Short-term investments                       112,352     xxxxxx      112,352
                                          ---------- ----------   ----------
      Total                                1,243,979        --    $1,243,979
                                          ---------- ----------   ----------
Total investments                         $7,272,770 $6,419,683   $7,593,747
                                          ========== ==========   ==========

-------
(1) Amortized cost for bonds classified as held-to-maturity and fair value for common stocks and bonds classified as available-for-sale.
(2) The carrying value of real estate acquired in satisfaction of indebtedness is $-0-.
(3) Original cost for equity securities and original cost reduced by repayments and adjusted for amortization of premiums or accrual of discounts for bonds and other investments.

 THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                                  SCHEDULE III
                      SUPPLEMENTARY INSURANCE INFORMATION
                                 (IN THOUSANDS)

                                   AS OF DECEMBER 31,                                     FOR THE YEARS ENDED DECEMBER 31,
                   --------------------------------------------------- -----------------------------------------------------------
                               FUTURE POLICY                                                                AMORTIZATION
                    DEFERRED      BENEFITS                OTHER POLICY                         BENEFITS,    OF DEFERRED
                     POLICY    LOSSES, CLAIMS              CLAIMS AND                NET     CLAIMS, LOSSES    POLICY      OTHER
                   ACQUISITION AND SETTLEMENT  UNEARNED     BENEFITS    PREMIUM   INVESTMENT AND SETTLEMENT ACQUISITION  OPERATING
SEGMENT               COSTS     EXPENSES(1)   PREMIUMS(2)   PAYABLE    REVENUE(3)   INCOME      EXPENSES       COSTS     EXPENSES
-------            ----------- -------------- ----------- ------------ ---------- ---------- -------------- ------------ ---------
                                                                         (IN THOUSANDS)
1997:
 Life insurance     $434,012     $2,229,396    $166,704     $42,627     $576,468   $247,267     $476,747      $102,473   $345,938
 Accident and
 health insurance     70,593        466,109      34,250      17,153      205,869     40,343       87,424         9,451    101,960
 Annuity              71,425      3,266,965         --        4,576       64,637    261,768      242,738        16,252    129,263
 Property and
 liability
 insurance               --             280       1,116         --        40,316      4,395       33,773           --      13,146
                    --------     ----------    --------     -------     --------   --------     --------      --------   --------
                    $576,030     $5,962,750    $202,070     $64,356     $887,290   $553,773     $840,682      $128,176   $590,307
                    ========     ==========    ========     =======     ========   ========     ========      ========   ========
1996:
 Life insurance     $456,461     $2,123,148    $149,152     $51,772     $568,874   $223,762     $478,228      $ 97,386   $290,525
 Accident and
 health insurance     62,407        437,118      33,770      18,774      160,097     34,202       96,743        14,017     87,222
 Annuity              70,649      3,360,614         --           31       79,245    267,473      243,387        14,575    111,366
 Property and
 liability
 insurance               --          27,855      24,189         --        50,109      5,550       36,933           --      19,033
                    --------     ----------    --------     -------     --------   --------     --------      --------   --------
                    $589,517     $5,948,735    $207,111     $70,577     $858,325   $530,987     $855,291      $125,978   $508,146
                    ========     ==========    ========     =======     ========   ========     ========      ========   ========
1995:
 Life insurance     $430,829     $2,009,154    $151,864     $41,212     $540,353   $203,487     $454,299      $ 80,896   $266,090
 Accident and
 health insurance     55,888        400,950      34,847      14,567      153,505     33,358       93,482        11,448     83,345
 Annuity              53,015      3,401,760         --           33       74,899    272,499      260,854        12,596     86,716
 Property and
 liability
 insurance               --          30,117      23,783         --        49,216      5,703       33,563           --      18,090
                    --------     ----------    --------     -------     --------   --------     --------      --------   --------
                    $539,732     $5,841,981    $210,494     $55,812     $817,973   $515,047     $842,198      $104,940   $454,241
                    ========     ==========    ========     =======     ========   ========     ========      ========   ========
                    PREMIUMS
SEGMENT            WRITTEN(4)
-------            ----------
1997:
 Life insurance
 Accident and
 health insurance
 Annuity
 Property and
 liability
 insurance           43,376
                   ----------
                    $43,376
                   ==========
1996:
 Life insurance
 Accident and
 health insurance
 Annuity
 Property and
 liability
 insurance           50,515
                   ----------
                    $50,515
                   ==========
1995:
 Life insurance
 Accident and
 health insurance
 Annuity
 Property and
 liability
 insurance           51,133
                   ----------
                    $51,133
                   ==========

-----
(1) Includes policy and contract account balances
(2) Includes unearned policy and contract fees
(3) Includes policy and contract fees
(4) Applies only to property and liability insurance

                   THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                                  SCHEDULE IV

                                  REINSURANCE

              FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

                                                                            PERCENTAGE
                                        CEDED TO     ASSUMED                OF AMOUNT
                                          OTHER    FROM OTHER      NET      ASSUMED TO
                          GROSS AMOUNT  COMPANIES   COMPANIES     AMOUNT       NET
                          ------------ ----------- ----------- ------------ ----------
                                                 (IN THOUSANDS)
1997:
 Life insurance in force  $118,345,796 $14,813,351 $29,341,332 $132,873,777    22.1%
                          ============ =========== =========== ============
 Premiums:
   Life insurance         $    340,984 $    30,547 $    63,815 $    374,252    17.1%
   Accident and health
    insurance                  175,647      16,332       1,310      160,625     0.8%
   Annuity                      40,060          --          --       40,060      --
   Property and liability
    insurance                   38,995      11,651      12,972       40,316    32.2%
                          ------------ ----------- ----------- ------------
     Total premiums       $    595,686 $    58,530 $    78,097 $    615,253    12.7%
                          ============ =========== =========== ============
1996:
 Life insurance in force  $116,445,975 $15,164,764 $22,957,287 $124,238,498    18.5%
                          ============ =========== =========== ============
 Premiums:
   Life insurance         $    347,056 $    45,988 $    63,044 $    364,112    17.3%
   Accident and health
    insurance                  174,219      15,511       1,389      160,097     0.9%
   Annuity                      38,041          --          --       38,041      --
   Property and liability
    insurance                   55,782       5,729          56       50,109     0.1%
                          ------------ ----------- ----------- ------------
     Total premiums       $    615,098 $    67,228 $    64,489 $    612,359    10.5%
                          ============ =========== =========== ============
1995:
 Life insurance in force  $106,228,277 $15,620,303 $24,289,241 $114,897,215    21.1%
                          ============ =========== =========== ============
 Premiums:
   Life insurance         $    342,433 $    44,778 $    62,169 $    359,824    17.3%
   Accident and health
    insurance                  163,412      12,296       2,389      153,505     1.6%
   Annuity                      41,225          --          --       41,225      --
   Property and liability
    insurance                   53,771       4,789         234       49,216     0.5%
                          ------------ ----------- ----------- ------------
     Total premiums       $    600,841 $    61,863 $    64,792 $    603,770    10.7%
                          ============ =========== =========== ============

 APPENDIX I

ILLUSTRATIONS OF ACCOUNT VALUES AND DEATH BENEFITS

  The following tables illustrate how the account value and death benefit of a policy change with the investment experience of the sub-accounts of the separate account. The tables show how the account values and death benefit of a policy issued to an insured of a given age and at a given premium would vary over time if the investment return on the assets held in each sub-account of the separate account were a uniform, gross, after-tax rate of 0 percent, 6 percent or 12 percent. In addition, the account values and death benefits would be different from those shown if the gross annual investment rates of return averaged 0 percent, 6 percent and 12 percent over a period of years, but fluctuated above and below those averages for individual policy years.
  The tables illustrate both a policy issued to an insured, age 45 and to an insured, age 55, in a group-sponsored program issued a group contract. This assumes a $4.00 monthly administration charge, a 3 percent sales load charge, a 2 percent premium tax charge, and a .25 percent federal tax charge. Cost of insurance charges used in the tables are either the guaranteed maximums or assumed levels as described in the following paragraph. If a particular policy has different administration, sales, tax, or cost of insurance charges, the account values and death benefits would vary from those shown in the tables. The illustrations of death benefits also vary between tables depending upon whether the level or variable type death benefits are illustrated.
  The account value column in the tables with the heading "Using Maximum Mortality Charges" shows the accumulated value of premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance based on the guaranteed maximum rate when there has been simplified underwriting, which is 125 percent of the maximum allowed under the 1980 Commissioners Standard Ordinary ("CSO") Mortality Table. The account value column in the table with the heading "Using Current Mortality Charges" shows the accumulated value of premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance at an assumed level which is substantially less than the guaranteed rate. Actual cost of insurance charges for a policy depend on a variety of factors as described in "Account Value Charges."
  The amounts shown for the hypothetical account value and death benefit as of each policy year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund and a daily mortality and expense risk charge assessed against the net assets of the Variable Universal Life Account are deducted from the gross return. The mortality and expense risk charge reflected in the illustrations is at an annual rate of .50 percent. The investment expenses illustrated represent an average of the investment advisory fee charged for all twenty Portfolios of the Funds. The investment advisory fee for each Portfolio for the last fiscal year is shown under the heading "Fund Charges" in this prospectus. In addition to the deduction for the investment advisory fee, the illustrations also reflect a deduction for Portfolio costs and expenses for the last fiscal year, as illustrated under the heading "Fund Charges" in this prospectus. Therefore, gross annual rates of return of 0 percent, 6 percent and 12 percent correspond to approximate net annual rates of return of -1.25 percent, 4.75 percent and 10.75 percent.
  The tables reflect the fact that no charges for federal, state or local income taxes are currently made against the Variable Universal Life Account. If such a charge is made in the future, it will take a higher gross rate of return to produce after-tax returns of 0 percent, 6 percent and 12 percent than it does now which produce the account values and death benefits illustrated. Additionally, the hypothetical values shown in the tables assume that the policy for which values are illustrated is not deemed an individual policy under OBRA, and therefore the values do not reflect the additional 1 percent of premium expense charge to cover Minnesota Mutual's increased federal tax expense in that situation.
  The tables illustrate the policy values that would result based upon the investment rates of return if the premiums are paid on a monthly basis, and if no policy loans have been made. The tables are also based on the assumptions that no partial surrenders have been made, that no transfer charges were incurred and that no optional riders have been requested. The policy values in the tables also may reflect an increase in the face amount of insurance to the minimum amount necessary to maintain the policy's qualification as life insurance under Section 7702 of the Code. Further, the tables may show a decrease in the face amount to a level that the account value immediately prior to the decrease plus the additional illustrated premiums with interest can provide.
  Upon request, we will provide a comparable illustration based on the proposed insured's age, the face amount of insurance, premium amount and frequency of payment, the group size and gender mix among other characteristics of the group and the insurance program.

                                                        VARIABLE UNIVERSAL LIFE
                             DEATH BENEFIT OPTION A
                                  ISSUE AGE 45
                       FACE AMOUNT OF INSURANCE--$100,000
                             ANNUAL PREMIUM--$1,800
                           (MONTHLY PREMIUM--$150)(1)

                        USING ASSUMED MORTALITY CHARGES*

                       -ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF-
                      0% GROSS(2)      6% GROSS(2)      12% GROSS(2)
                      (-1.25% NET)     (4.75% NET)      (10.75% NET)
END OF
 POL    ATT ANNUAL  ACCOUNT  DEATH   ACCOUNT  DEATH   ACCOUNT   DEATH
  YR    AGE PREMIUM  VALUE  BENEFIT   VALUE  BENEFIT   VALUE   BENEFIT
------  --- ------- ------- -------- ------- -------- -------- --------
   1    46  $1,800  $ 1,398 $100,000 $ 1,443 $100,000 $  1,488 $100,000
   2    47   1,800    2,758  100,000   2,935  100,000    3,115  100,000
   3    48   1,800    4,082  100,000   4,478  100,000    4,898  100,000
   4    49   1,800    5,371  100,000   6,076  100,000    6,855  100,000
   5    50   1,800    6,614  100,000   7,721  100,000    8,994  100,000
   6    51   1,800    7,824  100,000   9,427  100,000   11,348  100,000
   7    52   1,800    8,980  100,000  11,177  100,000   13,921  100,000
   8    53   1,800   10,094  100,000  12,986  100,000   16,751  100,000
   9    54   1,800   11,156  100,000  14,847  100,000   19,858  100,000
  10    55   1,800   12,157  100,000  16,755  100,000   23,267  100,000
  15    60   1,800   16,258  100,000  27,127  100,000   46,347  100,000
  20    65   1,800   18,303  100,000  38,900  100,000   85,180  102,900
  25    70   1,800   16,568  100,000  51,831  100,000  149,977  172,474
  30    75   1,800    7,132  100,000  65,867  100,000  255,574  271,074

(1)A premium payment of $150 is assumed to be paid monthly at the beginning of each policy month.
(2)Assumes no policy loan has been made.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, AND PREVAILING INTEREST RATES. THE DEATH BENEFITS AND ACCOUNT VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA MUTUAL OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

* This illustration uses assumed mortality charges for a group-sponsored program issued a group contract. Actual cost of insurance charges for a policy depend on a variety of factors as described in "Account Value Charges."

                             DEATH BENEFIT OPTION A
                                  ISSUE AGE 45
                       FACE AMOUNT OF INSURANCE--$100,000
                             ANNUAL PREMIUM--$1,800
                           (MONTHLY PREMIUM--$150)(1)

                        USING MAXIMUM MORTALITY CHARGES

                       -ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF-
                      0% GROSS(2)      6% GROSS(2)      12% GROSS(2)
                      (-1.25% NET)     (4.75% NET)      (10.75% NET)
END OF
 POL    ATT ANNUAL  ACCOUNT  DEATH   ACCOUNT  DEATH   ACCOUNT   DEATH
  YR    AGE PREMIUM  VALUE  BENEFIT   VALUE  BENEFIT   VALUE   BENEFIT
------  --- ------- ------- -------- ------- -------- -------- --------
   1     46 $1,800  $1,059  $100,000 $ 1,094 $100,000 $  1,128 $100,000
   2     47  1,800   2,068   100,000   2,201  100,000    2,338  100,000
   3     48  1,800   3,024   100,000   3,322  100,000    3,637  100,000
   4     49  1,800   3,927   100,000   4,453  100,000    5,035  100,000
   5     50  1,800   4,771   100,000   5,592  100,000    6,539  100,000
   6     51  1,800   5,553   100,000   6,734  100,000    8,156  100,000
   7     52  1,800   6,265   100,000   7,874  100,000    9,893  100,000
   8     53  1,800   6,901   100,000   9,004  100,000   11,760  100,000
   9     54  1,800   7,453   100,000  10,116  100,000   13,765  100,000
  10     55  1,800   7,915   100,000  11,204  100,000   15,921  100,000
  15     60  1,800   8,685   100,000  16,095  100,000   29,683  100,000
  20     65  1,800   5,813   100,000  19,007  100,000   51,215  100,000
  25     70  1,800       0         0  16,819  100,000   88,449  101,716
  30     75  1,800       0         0   2,110  100,000  153,481  162,753

(1) A premium payment of $150 is assumed to be paid monthly at the beginning of each policy month.
(2) Assumes no policy loan has been made.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, AND PREVAILING INTEREST RATES. THE DEATH BENEFITS AND ACCOUNT VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA MUTUAL OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION B
                                  ISSUE AGE 45
                       FACE AMOUNT OF INSURANCE--$50,000
                             ANNUAL PREMIUM--$1,800
                           (MONTHLY PREMIUM--$150)(1)

                        USING ASSUMED MORTALITY CHARGES*

                      -ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF-
                      0% GROSS(2)     6% GROSS(2)      12% GROSS(2)
                     (-1.25% NET)     (4.75% NET)      (10.75% NET)
END OF
 POL    ATT ANNUAL  ACCOUNT  DEATH  ACCOUNT  DEATH   ACCOUNT   DEATH
  YR    AGE PREMIUM  VALUE  BENEFIT  VALUE  BENEFIT   VALUE   BENEFIT
------  --- ------- ------- ------- ------- -------- -------- --------
   1    46  $1,800  $ 1,521 $51,521 $ 1,571 $ 51,571 $  1,619 $ 51,619
   2    47   1,800    3,011  53,011   3,203   53,203    3,400   53,400
   3    48   1,800    4,471  54,471   4,902   54,902    5,359   55,359
   4    49   1,800    5,900  55,900   6,668   56,668    7,516   57,516
   5    50   1,800    7,294  57,294   8,500   58,500    9,887   59,887
   6    51   1,800    8,658  58,658  10,407   60,407   12,499   62,499
   7    52   1,800    9,982  59,982  12,379   62,379   15,366   65,366
   8    53   1,800   11,271  61,271  14,427   64,427   18,523   68,523
   9    54   1,800   12,520  62,520  16,547   66,547   21,994   71,994
  10    55   1,800   13,723  63,723  18,738   68,738   25,807   75,807
  15    60   1,800   19,050  69,050  30,830   80,830   51,388  101,388
  20    65   1,800   22,886  72,886  44,744   94,744   92,482  142,482
  25    70   1,800   24,261  74,261  59,737  109,737  158,025  208,025
  30    75   1,800   21,445  71,445  73,918  123,918  261,794  311,794

(1) A premium payment of $150 is assumed to be paid monthly at the beginning of each policy month.
(2) Assumes no policy loan has been made.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, AND PREVAILING INTEREST RATES. THE DEATH BENEFITS AND ACCOUNT VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA MUTUAL OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

 * This illustration uses assumed mortality charges for a group-sponsored program issued a group contract. Actual cost of insurance charges for a policy depend on a variety of factors as described in "Account Value Charges."

                             DEATH BENEFIT OPTION B
                                  ISSUE AGE 45
                       FACE AMOUNT OF INSURANCE--$50,000
                             ANNUAL PREMIUM--$1,800
                           (MONTHLY PREMIUM--$150)(1)

                        USING MAXIMUM MORTALITY CHARGES

                      -ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF-
                      0% GROSS(2)     6% GROSS(2)     12% GROSS(2)
                     (-1.25% NET)     (4.75% NET)     (10.75% NET)
END OF
 POL    ATT ANNUAL  ACCOUNT  DEATH  ACCOUNT  DEATH  ACCOUNT   DEATH
  YR    AGE PREMIUM  VALUE  BENEFIT  VALUE  BENEFIT  VALUE   BENEFIT
------  --- ------- ------- ------- ------- ------- -------- --------
   1     46 $1,800  $ 1,333 $51,333 $ 1,377 $51,377 $  1,419 $ 51,419
   2     47  1,800    2,628  52,628   2,796  52,796    2,968   52,968
   3     48  1,800    3,883  53,883   4,259  54,259    4,658   54,658
   4     49  1,800    5,098  55,098   5,765  55,765    6,503   56,503
   5     50  1,800    6,269  56,269   7,315  57,315    8,518   58,518
   6     51  1,800    7,396  57,396   8,906  58,906   10,716   60,716
   7     52  1,800    8,473  58,473  10,537  60,537   13,113   63,113
   8     53  1,800    9,498  59,498  12,205  62,205   15,727   65,727
   9     54  1,800   10,466  60,466  13,907  63,907   18,574   68,574
  10     55  1,800   11,374  61,374  15,640  65,640   21,676   71,676
  15     60  1,800   14,925  64,925  24,705  74,705   41,947   91,947
  20     65  1,800   16,356  66,356  33,951  83,951   73,212  123,212
  25     70  1,800   14,552  64,552  41,980  91,980  121,121  171,121
  30     75  1,800    7,783  57,783  46,284  96,284  194,273  244,273

(1) A premium payment of $150 is assumed to be paid monthly at the beginning of each policy month.
(2) Assumes no policy loan has been made.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, AND PREVAILING INTEREST RATES. THE DEATH BENEFITS AND ACCOUNT VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA MUTUAL OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION A
                                  ISSUE AGE 55
                       FACE AMOUNT OF INSURANCE--$100,000
                             ANNUAL PREMIUM--$3,000
                           (MONTHLY PREMIUM--$250)(1)

                        USING ASSUMED MORTALITY CHARGES*

                       -ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF-
                      0% GROSS(2)      6% GROSS(2)      12% GROSS(2)
                      (-1.25% NET)     (4.75% NET)      (10.75% NET)
END OF
 POL    ATT ANNUAL  ACCOUNT  DEATH   ACCOUNT  DEATH   ACCOUNT   DEATH
  YR    AGE PREMIUM  VALUE  BENEFIT   VALUE  BENEFIT   VALUE   BENEFIT
------  --- ------- ------- -------- ------- -------- -------- --------
   1    56  $3,000  $ 2,151 $100,000 $ 2,221 $100,000 $  2,290 $100,000
   2    57   3,000    4,231  100,000   4,503  100,000    4,781  100,000
   3    58   3,000    6,243  100,000   6,852  100,000    7,500  100,000
   4    59   3,000    8,167  100,000   9,252  100,000   10,452  100,000
   5    60   3,000   10,018  100,000  11,720  100,000   13,682  100,000
   6    61   3,000   11,787  100,000  14,254  100,000   17,217  100,000
   7    62   3,000   13,458  100,000  16,841  100,000   21,078  100,000
   8    63   3,000   15,014  100,000  19,470  100,000   25,293  100,000
   9    64   3,000   16,458  100,000  22,150  100,000   29,918  100,000
  10    65   3,000   17,764  100,000  24,863  100,000   34,989  100,000
  15    70   3,000   21,852  100,000  38,928  100,000   69,800  100,000
  20    75   3,000   19,280  100,000  53,295  100,000  131,160  138,940
  25    80   3,000    5,859  100,000  69,670  100,000  233,439  245,111
  30    85   3,000        0        0  94,547  100,000  398,807  418,747

(1) A premium payment of $250 is assumed to be paid monthly at the beginning of each policy month.
(2) Assumes no policy loan has been made.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, AND PREVAILING INTEREST RATES. THE DEATH BENEFITS AND ACCOUNT VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA MUTUAL OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

 * This illustration uses assumed mortality charges for a group-sponsored program issued a group contract. Actual cost of insurance charges for a policy depend on a variety of factors as described in "Account Value Charges."

                             DEATH BENEFIT OPTION A
                                  ISSUE AGE 55
                       FACE AMOUNT OF INSURANCE--$100,000
                             ANNUAL PREMIUM--$3,000
                           (MONTHLY PREMIUM--$250)(1)

                        USING MAXIMUM MORTALITY CHARGES

                       -ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF-
                      0% GROSS(2)      6% GROSS(2)      12% GROSS(2)
                      (-1.25% NET)     (4.75% NET)      (10.75% NET)
END OF
 POL    ATT ANNUAL  ACCOUNT  DEATH   ACCOUNT  DEATH   ACCOUNT   DEATH
  YR    AGE PREMIUM  VALUE  BENEFIT   VALUE  BENEFIT   VALUE   BENEFIT
------  --- ------- ------- -------- ------- -------- -------- --------
   1     56 $3,000  $1,478  $100,000 $ 1,526 $100,000 $  1,574 $100,000
   2     57  3,000   2,849   100,000   3,035  100,000    3,225  100,000
   3     58  3,000   4,111   100,000   4,523  100,000    4,961  100,000
   4     59  3,000   5,261   100,000   5,987  100,000    6,793  100,000
   5     60  3,000   6,290   100,000   7,418  100,000    8,724  100,000
   6     61  3,000   7,185   100,000   8,802  100,000   10,756  100,000
   7     62  3,000   7,929   100,000  10,120  100,000   12,891  100,000
   8     63  3,000   8,500   100,000  11,350  100,000   15,125  100,000
   9     64  3,000   8,874   100,000  12,465  100,000   17,457  100,000
  10     65  3,000   9,028   100,000  13,441  100,000   19,891  100,000
  15     70  3,000   5,758   100,000  15,373  100,000   34,159  100,000
  20     75  3,000       0         0   7,084  100,000   54,222  100,000
  25     80  3,000       0         0       0        0   90,153  100,000
  30     85  3,000       0         0       0        0  162,337  170,454

(1) A premium payment of $250 is assumed to be paid monthly at the beginning of each policy month.
(2) Assumes no policy loan has been made.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, AND PREVAILING INTEREST RATES. THE DEATH BENEFITS AND ACCOUNT VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA MUTUAL OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION B
                                  ISSUE AGE 55
                       FACE AMOUNT OF INSURANCE--$50,000
                             ANNUAL PREMIUM--$3,000
                           (MONTHLY PREMIUM--$250)(1)

                        USING ASSUMED MORTALITY CHARGES*

                      -ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF-
                      0% GROSS(2)     6% GROSS(2)      12% GROSS(2)
                     (-1.25% NET)     (4.75% NET)      (10.75% NET)
END OF
 POL    ATT ANNUAL  ACCOUNT  DEATH  ACCOUNT  DEATH   ACCOUNT   DEATH
  YR    AGE PREMIUM  VALUE  BENEFIT  VALUE  BENEFIT   VALUE   BENEFIT
------  --- ------- ------- ------- ------- -------- -------- --------
   1    56  $3,000  $ 2,460 $52,460 $ 2,540 $ 52,540 $  2,618 $ 52,618
   2    57   3,000    4,859  54,859   5,169   55,169    5,487   55,487
   3    58   3,000    7,198  57,198   7,893   57,893    8,631   58,631
   4    59   3,000    9,466  59,466  10,703   60,703   12,070   62,070
   5    60   3,000   11,671  61,671  13,610   63,610   15,840   65,840
   6    61   3,000   13,806  63,806  16,611   66,611   19,971   69,971
   7    62   3,000   15,860  65,860  19,700   69,700   24,488   74,488
   8    63   3,000   17,824  67,824  22,868   72,868   29,422   79,422
   9    64   3,000   19,697  69,697  26,118   76,118   34,816   84,816
  10    65   3,000   21,463  71,463  29,437   79,437   40,702   90,702
  15    70   3,000   28,432  78,432  46,844   96,844   79,200  129,200
  20    75   3,000   30,868  80,868  64,069  114,069  137,909  187,909
  25    80   3,000   27,697  77,697  79,444  129,444  228,361  278,361
  30    85   3,000   18,619  68,619  91,815  141,815  371,001  421,001

(1) A premium payment of $250 is assumed to be paid monthly at the beginning of each policy month.
(2) Assumes no policy loan has been made.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, AND PREVAILING INTEREST RATES. THE DEATH BENEFITS AND ACCOUNT VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA MUTUAL OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

* This illustration uses assumed mortality charges for a group-sponsored program issued a group contract. Actual cost of insurance charges for a policy depend on a variety of factors as described in "Account Value Charges."

                             DEATH BENEFIT OPTION B
                                  ISSUE AGE 55
                       FACE AMOUNT OF INSURANCE--$50,000
                             ANNUAL PREMIUM--$3,000
                           (MONTHLY PREMIUM--$250)(1)

                        USING MAXIMUM MORTALITY CHARGES

                      -ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF-
                      0% GROSS(2)     6% GROSS(2)     12% GROSS(2)
                     (-1.25% NET)     (4.75% NET)     (10.75% NET)
END OF
 POL    ATT ANNUAL  ACCOUNT  DEATH  ACCOUNT  DEATH  ACCOUNT   DEATH
  YR    AGE PREMIUM  VALUE  BENEFIT  VALUE  BENEFIT  VALUE   BENEFIT
------  --- ------- ------- ------- ------- ------- -------- --------
   1    56  $3,000  $ 2,092 $52,092 $ 2,160 $52,160 $  2,227 $ 52,227
   2    57   3,000    4,104  54,104   4,367  54,367    4,636   54,636
   3    58   3,000    6,033  56,033   6,619  56,619    7,242   57,242
   4    59   3,000    7,878  57,878   8,917  58,917   10,066   60,066
   5    60   3,000    9,635  59,635  11,256  61,256   13,123   63,123
   6    61   3,000   11,296  61,296  13,630  63,630   16,430   66,430
   7    62   3,000   12,852  62,852  16,031  66,031   20,003   70,003
   8    63   3,000   14,293  64,293  18,445  68,445   23,858   73,858
   9    64   3,000   15,605  65,605  20,861  70,861   28,010   78,010
  10    65   3,000   16,780  66,780  23,266  73,266   32,479   82,479
  15    70   3,000   20,340  70,340  34,780  84,780   60,546  110,546
  20    75   3,000   18,610  68,610  43,479  93,479  100,636  150,636
  25    80   3,000    8,484  58,484  44,637  94,637  156,122  206,122
  30    85   3,000        0       0  31,629  81,629  231,942  281,942

(1) A premium payment of $250 is assumed to be paid monthly at the beginning of each policy month.
(2) Assumes no policy loan has been made.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, AND PREVAILING INTEREST RATES. THE DEATH BENEFITS AND ACCOUNT VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA MUTUAL OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                                                    APPENDIX II
POLICY LOAN EXAMPLE

As an example of the effect of a policy loan upon the policy account value and the death benefit, assume a policy of an insured age 45 with the following characteristics: The Variable Universal Life Policy has an Option B death benefit with a level face amount of $50,000. Further, assume that 100 percent of net premiums are invested in the sub-accounts of the Variable Universal Life Account, that the gross investment rate in the Variable Universal Life Account was 12 percent each year and that Minnesota Mutual deducted assumed mortality charges. This situation is shown in Appendix I, "Illustrations of Account Values and Death Benefits."
  Now assume that the insured, who is also the owner of the policy, takes a policy loan in the amount of $5,000 at the end of the fourth policy year.
  When a policy loan is taken, the net cash value is reduced by the amount borrowed and any accrued interest subsequently charged. The amount borrowed continues to be a part of the account value, as the amount borrowed becomes part of the loan account value where it will accrue loan interest credits and will be held in our general account. Interest is charged on the policy loan at a policy loan interest rate of 8 percent per year. Interest is also credited to a policy when there is a policy loan. Interest credits on the policy loan are at a rate which is not less than the policy loan interest rate less 2 percent per year. Assume the interest credits in this example will be at 6 percent per year.
  The following table shows the effect on the end of fifth year account value and death benefit, if a policy loan of $5,000 is made at the end of the fourth year.

               End of Year                                      End of Year
              Account Value                                    Death Benefit
      With Loan           Without Loan                 With Loan                 Without Loan
      ---------           ------------                 ---------                 ------------
       $9,647                $9,887                     $59,647                    $59,887

  Note that the difference in the account values here represents the difference between the actual policy performance in the sub-accounts of the Variable Universal Life Account and the interest credited on the principal amount of the policy loan. If interest credited on a policy loan exceeds the policy performance, then a policy with a loan will have a greater value than a policy with no loan activity. Where policy performance exceeds the interest credited on a policy loan, the resulting policy value will be lower than it would have been if the loan were not made.
  Now consider an identical situation to that above except that the death benefit is under Option A with a face amount of insurance of $100,000. This situation is also shown in Appendix I, "Illustrations of Account Values and Death Benefits." The following table shows the effect on the same fifth year values if a policy loan of $5,000 is made at the end of the fourth year.

               End of Year                                      End of Year
              Account Value                                    Death Benefit
      With Loan           Without Loan                 With Loan                 Without Loan
      ---------           ------------                 ---------                 ------------
       $8,754                $8,994                    $100,000                    $100,000

  The account values above under the "With Loan" headings include the loan account value, that is, the amount of the loan plus accrued interest subsequently credited. If the insured were to surrender the policy at the end of the fifth year, he or she would receive only the net cash value in the sub-accounts of the Variable Universal Life Account. The net cash value equals the account value less the loan account value since there are no charges due.
  Similarly, if the insured were to die at the end of the fifth year we would pay out the death benefit listed under the "With Loan" heading less the loan account value.

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